UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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SERVICENOW, INC.

(Name of Registrant as Specified In Its Charter)

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2026 Proxy Statement

Notice of Annual Shareholder Meeting
May 21, 2026 at 10 am PT

servicenow®

2026 PROXY STATEMENT	I
Message from Our
Chairman of the Board and
Chief Executive Officer
Dear Fellow Shareholders,
You are cordially invited to attend the 2026 Annual Shareholders Meeting (the “Annual Meeting”) of ServiceNow, Inc., a
Delaware corporation (“ServiceNow”), that will be held virtually via live webcast on Thursday, May 21, 2026, at 10:00 a.m.
Pacific Time.
You can participate by visiting www.virtualshareholdermeeting.com/NOW2026. As a shareholder, all you need to join the meeting is the 16-digit control number printed in the box marked by the arrow on your Notice Regarding Availability of
Proxy Materials (the “Notice of Internet Availability”). You may submit comments and questions before the meeting at the same website address.
You will be able to listen to the official meeting, submit questions and comments and vote your shares from any location with an Internet connection. Questions may be submitted before the meeting as well at the website noted above. Our virtual meeting format allows us to increase shareholder access, saves us and our shareholders time and money, and preserves the rights and opportunities of our shareholders to participate in the meeting as if attending in person.
We have elected to deliver our proxy materials to our shareholders over the Internet. Similar to the benefits of holding our meeting virtually, our proxy delivery process lowers the costs of printing and distributing materials without adversely impacting our ability to provide shareholders with timely access to important information.
On or about April 6, 2026, we expect to mail to our shareholders the Notice of Internet Availability containing instructions on how to access our Proxy Statement for our Annual Meeting and our 2025 Annual Report to shareholders. The Notice of
Internet Availability also provides instructions on how to vote by mail or over the Internet and includes instructions on how to receive a paper copy of the proxy materials by mail.
The matters we will discuss and vote on at the Annual Meeting are described in the notice of annual meeting on the next page and in our Proxy Statement that follows.
Please use this opportunity to share your views by participating in our meeting and voting your shares. Even if you cannot participate in the meeting, please vote over the Internet, by telephone or by requesting and mailing your proxy card to ensure your representation at the meeting. Your vote is important.
We appreciate your continued support of ServiceNow as we build the Defining AI Enterprise Software Company of the
21st Century.
Sincerely,

William R. “Bill” McDermott Chairman of the Board and Chief Executive Officer

II
Notice of 2026 Annual Meeting

Items of Business		Board Recommendations

1	To elect 9 directors, each to serve until the next annual shareholders meeting and until his or her successor is elected and qualified or his or her earlier death, resignation or removal	FOR each director nominee
See page 9

2	To hold a non-binding advisory vote to approve the compensation of our named executive officers (commonly referred to as “say on pay”)	FOR
See page 49

3	To hold a non-binding advisory vote on the frequency of future advisory votes on executive compensation	ONE YEAR
See page 102

4	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026	FOR
See page 103

5	To approve our Amended and Restated 2021 Equity Incentive Plan to increase the number of shares reserved for issuance	FOR
See page 106

6	To vote on a shareholder proposal regarding shareholder right to act by written consent	AGAINST
See page 116

In addition, shareholders may be asked to consider and vote on such other business as may properly come before the Annual Meeting.
All shareholders are invited to attend the Annual Meeting. Any shareholder attending the Annual Meeting may vote online at the Annual Meeting even if the shareholder previously voted. The previous votes will be superseded by the vote such shareholder casts online at the Annual Meeting.
Thank you for your continued support of ServiceNow.
By Order of the Board of Directors,
Hossein Nowbar
President, Chief Legal Officer and Secretary
April 6, 2026

Date and Time May 21, 2026 (Thursday) 10:00 a.m., Pacific Time

Location Live webcast www.virtualshareholder meeting.com/NOW2026

Record Date Only shareholders of record at the close of business on March 23, 2026, are entitled to notice of, and to vote at, the Annual Meeting.

How to Vote

Internet www.proxyvote.com

Telephone 1-800-690-6903

Mail Mark, sign and date your proxy card and return it in the postage-paid envelope

QR Code Scan the QR code on your voting materials to vote with your mobile device
Whether or not you expect to attend
the Annual Meeting, we encourage
you to read this Proxy Statement
and vote over the Internet, by
telephone, by requesting and
mailing your proxy card or by
mobile device as soon as possible,
so that your shares may be
represented at the Annual Meeting.
For specific instructions on how to
vote your shares, please refer to the
section titled “Annual Meeting
General Information” beginning on
page 119 of the proxy statement and
the instructions on the enclosed
Notice of Internet Availability.

2026 PROXY STATEMENT	III

This Proxy Statement contains forward-looking statements. All statements contained in this Proxy Statement other than statements of historical or current fact, including statements regarding our executive compensation plans, business strategy and plans and financial targets are forward-looking. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to management as of the date of this Proxy
Statement. Actual results could differ materially from the results expressed or implied by the forward-looking statements we make. Factors that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to, those discussed in the section titled “Risk Factors” in our 2025 Annual Report on Form 10-K. We undertake no obligation, and do not intend, to update the forward-looking statements.
On December 17, 2025, the Company effected a 5-for-1 split of its common stock (the “Stock Split”) with a proportionate increase in the number of shares of authorized common stock. All references made to common share, equity award and per share amounts throughout this proxy statement have been retroactively adjusted to reflect the Stock Split.
The content of the websites, and additional materials found on those websites, referred to in this Proxy Statement are not deemed to be part of, and are not incorporated by reference into, this Proxy Statement.

2026 PROXY STATEMENT	1
Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement. We recommend you read this Proxy
Statement fully before voting.
2025 Business Highlights
2025 was another strong year of sustained growth for ServiceNow, as we continued to deliver robust revenue growth and significant margin expansion.
Strong Growth and Profitability

Growth			Profitability

21%	98%	$13.3B	31%	35%	$4.6B

Subscription Revenues Growth Y/Y	Industry Renewal Rate 7 Years in a Row(1)	Total Revenues	Non-GAAP Operating Margin(2)	Free Cash Flow Margin(2)	Free Cash Flow (“FCF”)(2)

Subscription Revenues
Total Revenues Growth Y/Y
(3)
Non-GAAP Operating Income Growth Y/Y
(2)
(3)
FCF Growth Y/Y
(3)

Numbers rounded for presentation purposes. ServiceNow metrics as of December 31, 2025, except as noted otherwise.
(1)We adjust our renewal rate for acquisitions, consolidations and other customer events that cause the merging of two or more accounts occurring at the time of renewal. For additional information, please see the discussion under the sections titled “Management’s Discussion and
Analysis of Financial Condition and Results of Operations—Key Business Metrics” in our Annual Report on Form 10-K for the year ended
December 31, 2025.
(2)See Appendix B for a reconciliation of GAAP to non-GAAP metrics and other information.
(3)Represents the weighted average metric of our 2025 Peer Group with a comparable growth metric for the last reported four fiscal quarters based on information available as of February 28, 2026. See “Compensation Discussion & Analysis—Compensation Policies and Practices—
Peer Companies” for our 2025 Peer Group. Only 2025 Peer Group members with positive FCF were included in the FCF growth calculation.
Those with negative FCF were excluded from the calculation.

2
PROXY STATEMENT SUMMARY
Delivering Continued Shareholder Value
As shown below, since Mr. McDermott became Chief Executive Officer (“CEO”) in 2019, our TSR significantly outperformed the TSR of our 2025 Peer Group and the S&P 500. See “Compensation Discussion and Analysis—
Compensation Policies and Practices—Peer Companies” for a list of the companies in our 2025 Peer Group.
+$109 billion
market capitalization Increase
188%
NOW
141%
S&P 500
107%
2025 Peer Group

11/18/2019	12/31/2025

NOW	S&P 500	2025 Peer Group
Source: S&P Capital IQ, based on latest closing price as of December 31, 2025.
Building the Defining AI Enterprise Software Company of the
21st Century
Strategic Milestones
•Earned Fortune 500 recognition for third consecutive year(1)
•Served approximately 8,800 global customers, including over 85% of the Fortune 500(2)
•Exceeded $12.8 billion in subscription revenue in 2025
•Continued significant customer growth with 244 transactions greater than $1 million in net new annual contract value
(“NNACV”) in the fourth quarter of 2025 alone and the number of customers contributing $20 million or more in annual contract value (“ACV”) rising over 30% year over year
•Ended the year with over 600 customers generating $5 million or more in ACV
•Finished 2025 operating at a Rule of 56(3)
•Now Assist exceeded $600 million in ACV, tracking toward $1 billion target for 2026, with powerful agentic AI innovations launched across the ServiceNow AI Platform, to put AI to work across every corner of the enterprise
(1)From Fortune ©2025 Fortune Media IP Limited. All rights reserved. Fortune and Fortune 500® are registered trademarks of Fortune Media IP
Limited and are used under license. Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse the products or services of, ServiceNow.
(2)Global customer count is as of the end of 2025.
(3)Enterprise software companies are often measured on a “Rule of 40,” defined as the result of free cash flow margin plus subscription revenue growth rate. These two measures combined highlight the ability to grow the business while maintaining profitability. ServiceNow’s free cash flow margin plus subscription revenue growth rate exceeded 56 for the year ended December 31, 2025. See Appendix B for a reconciliation of
GAAP to non-GAAP metrics and other information.

2026 PROXY STATEMENT	3
PROXY STATEMENT SUMMARY
ServiceNow’s Board of Director Nominees
Our Board nominees bring the expertise and leadership necessary to guide our business strategy and create shareholder value. All of the Board nominees are independent other than our Chairman and CEO, Mr. McDermott, our founder, Mr. Luddy, and Mr. Yuan. For more information on the independence of our nominees, please see section titled
“—Nomination Process and Nominees—Nomination Process—Independence.” In addition, the Board benefits from its members’ wide range of backgrounds, experiences and perspectives.
Skills and Experience

Leadership & Governance

Senior leadership experience	9	Global operations leadership experience	8	Public company board experience	7

Risk Management		Financial		Non-Corporate

Risk management experience	7	Financial experience	4	Non-profit, education and government	7

Strategic

Significant technical or business experience in software industry	8	Leadership experience at high-growth organization with $10+ billion annual revenue	5	Multi-product/services or multi-segment company experience	8

Knowledge of emerging technologies	9	Experience with large scale transformations in key functions	7	Experience with M&A, debt and equity financings and other strategic transactions	6

See “Nomination Process and Nominees” for more detail.
Board Profile*

Independence	Tenure (Median)	Age (Median)

6 Independent	2 <5 years	2 <50 years
3 Not independent	4 5-10 years	2 50-60 years
	3 >10 years	5 61-70 years
*All figures are based on a total of nine directors.

4
PROXY STATEMENT SUMMARY
Director Nominees
The Board has nominated nine individuals for election to the Board, six of whom are independent under NYSE standards.
The following table sets forth the names, ages and certain other information for each of our director nominees.

				Committee Membership
Name and Occupation	Age	Director Since	Independent	Audit Committee	Leadership Development and Compensation Committee	Nominating and Governance Committee	Number of Other Public Company Boards(1)

William R. McDermott Chairman and Chief Executive Officer of ServiceNow, Inc.	64	2019					2

Susan L. Bostrom Former Executive Vice President, Chief Marketing Officer and Head of Worldwide Government Affairs of Cisco Systems, Inc. Lead Independent Director	65	2014					2

Teresa Briggs Former Vice Chair & West Region Managing Partner of Deloitte LLP; Retired Certified Public Accountant	65	2019					3

Paul E. Chamberlain Business Advisor & Investor; Former Managing Director and Co-Head of Global Technology Banking of Morgan Stanley	62	2016					1

Lawrence J. Jackson, Jr. Founder and Chief Executive Officer of gamma; Former Global Creative Director, Apple Music of Apple Inc.	45	2020					0

Frederic B. Luddy Founder and Former President, Chief Executive Officer and Chief Product Officer of ServiceNow, Inc.	71	2004					0

Joseph “Larry” Quinlan Former Global Chief Information Officer of Deloitte LLP	63	2021					2

Anita M. Sands Vice Chair and Head of Growth at General Catalyst	49	2014					1

Eric S. Yuan Chairman and Chief Executive Officer of Zoom Communications, Inc.	56	Nominee					2

Member	Chair
(1)For purposes of this proxy statement, "public company" refers to a company with a class of securities listed on a national securities exchange registered with the U.S. Securities and Exchange Commission.

2026 PROXY STATEMENT	5
PROXY STATEMENT SUMMARY
Executive Compensation
Our executive compensation program is designed to align with our pay-for-performance philosophy, drive achievement of our strategic and financial goals and to incentivize value creation for our shareholders. Maintaining an executive compensation program that motivates and retains a talented and experienced leadership team is critical to ServiceNow’s long-term success.
Say on Pay and Shareholder Engagement
We are committed to the ongoing review and enhancement of our executive compensation program. Shareholder feedback is an important part of this process, and by actively engaging with our shareholders, we gain valuable insights and perspectives that help inform our approach.

2025 Program Design is Responsive to Shareholder Feedback	2025 Compensation is Closely Tied to Performance

  Extensive Board-led shareholder engagement over
multiple years helped inform enhancements to our
executive compensation program
  Strong endorsement by shareholders of
compensation program modifications
  Metrics in compensation plan align with long-term
shareholder value creation

  Significant portion of total target annual
compensation is “at risk”
  Significant portion of total target annual
compensation tied to rigorous performance goals
  Metrics in compensation plan align with
strategic priorities and balance top line growth
with profitability
  Relative performance metric was retained in
response to shareholder feedback

Say on Pay Approval

Our ongoing commitment to reviewing and enhancing our executive compensation program has been reflected in strong shareholder support — approximately 89% of votes cast at our 2025 Annual
Meeting supported our executive compensation program.  The Compensation Committee believes that these voting results demonstrate strong support for our compensation philosophy and executive compensation program, including changes made in recent years.

Executive Compensation Program Structure
Over the past two years, the Compensation Committee has made several changes to our executive compensation program in response to feedback from our shareholders, including:

Eliminating overlapping metrics by removing the NNACV metric from our Long-Term Incentive Plan
Lengthening the Long-Term Incentive Plan performance period to 3 years from 1 year
Extending the PRSU vesting period to 3-year cliff vesting from 3-year ratable vesting
Committing to not grant any one-time equity awards to any NEO holding a 2021 PSO Award with an ongoing performance period
For more detail on these and other changes to our executive compensation program effective for 2025 onward, see
“Compensation Discussion and Analysis.”

6
PROXY STATEMENT SUMMARY
2025 Pay Mix
For 2025, the annual pay mix for our CEO and other named executive officers (“NEOs”) consisted of base salary, annual cash incentive and long-term performance-based and time-based equity awards, with a significant amount of compensation at risk and tied to rigorous financial and operational performance targets. The following shows the percentage of this mix based on total target annual compensation:
CEO Pay Mix
Other NEOs Pay Mix

2026 PROXY STATEMENT	7
Proxy Voting Roadmap

Proposal 1: Election of 9 Directors

•The Board of Directors (the “Board”), acting upon the recommendation of the Nominating and Governance
Committee (the “Governance Committee”), has nominated nine individuals for election to the Board, consisting of eight currently serving Directors and one new nominee.
•The nominees represent a slate of directors who have been highly successful executives and bring a differentiated set of skills and experiences to the Board.

The Board recommends a vote “FOR” each nominee for Director.	See Page 9

Proposal 2: Advisory Vote to Approve Executive Compensation (“Say on Pay”)

•Our executive compensation program is designed to attract, retain and motivate our named executive officers who are critical to our success, with a strong link between pay and performance and an emphasis on long-term performance aligned to our shareholder interests.
•Over the past two years, the Compensation Committee has made several changes to our executive compensation program in response to feedback from our shareholders to ensure alignment between pay and performance.

The Board recommends a vote “FOR” this proposal.	See Page 49

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

•Our Board recommends that shareholders vote “ONE YEAR” on this matter—to continue to hold say on pay votes on executive compensation annually. An annual “say on pay” vote positions us to regularly solicit timely, direct input from our shareholders on our executive compensation program.

The Board recommends a vote of “ONE YEAR” for this proposal.	See Page 102

Proposal 4: Ratify the Independent Registered Public Accounting Firm for 2026

•The Audit Committee appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.
•As a matter of good governance, we are submitting the appointment to our shareholders for ratification.

The Board recommends a vote “FOR” this proposal.	See Page 103

8
PROXY VOTING ROADMAP

Proposal 5: Approval of Amended and Restated 2021 Equity Incentive Plan

•As we continue to operate in a competitive talent market and as our business requires increasingly specialized skills, an increase in shares under our 2021 Equity Incentive Plan is necessary to continue using equity compensation as a broad-based compensation tool for our growing workforce.
•The Amended and Restated 2021 Equity Incentive Plan will enable us to continue to attract, retain and motivate talented individuals who will help achieve our growth and strategic objectives and benefit all of our shareholders as a result.

The Board recommends a vote “FOR” this proposal.	See Page 106

Proposal 6: Shareholder Proposal Regarding Shareholder Right to Act by Written Consent

•A shareholder has made a proposal that shareholders be permitted to take action by written consent, in lieu of holding a special meeting to consider and vote on the matter.
•Matters requiring shareholder approval should be presented to, and voted on, by shareholders at a meeting where all shareholders can participate. A written consent right is unnecessary given the ability of our shareholders holding 15%
or more of our outstanding shares for at least one year to call special meetings of shareholders.
•Our overall corporate governance reflects current best practices and provides shareholders with meaningful rights to communicate their views and ensure Board accountability and responsiveness to shareholders.

The Board recommends a vote “AGAINST” this proposal.	See Page 116

2026 PROXY STATEMENT	9
Proposal 1
Election of 9 Directors

The Board recommends a vote “FOR” each nominee for Director.

Introduction

At the recommendation of our Governance Committee, the Board recommends that each of the following nominees be elected to serve for a one-year term expiring at the next annual meeting and until such director’s successor is elected and qualified or until such director’s earlier resignation or removal:
William R. McDermott
Susan L. Bostrom
Teresa Briggs
Paul E. Chamberlain
Lawrence J. Jackson, Jr.
Frederic B. Luddy
Joseph “Larry” Quinlan
Anita M. Sands
Eric S. Yuan
Each of these nominees has agreed to be named in this Proxy Statement and to serve as a director, if elected. The Board has no reason to believe that any nominee will be unavailable or will decline to serve as a director. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders may vote for any nominee designated by the Board to fill the vacancy. There are no family relationships among any of our directors or executive officers.

Vote Required

In an uncontested election of directors, each director nominee will be elected to the Board if the nominee receives more
“FOR” votes than “AGAINST” votes. Broker non-votes and abstentions will have no effect on the outcome of the vote.
Under our Corporate Governance Guidelines, when a director is elected or re-elected to the Board, the director is required to submit a letter of resignation that will be effective only upon both (1) the failure to receive the required vote at any annual meeting at which the director is up for re-election and (2) the acceptance of such resignation by the Board. If a current director fails to receive the required vote for re-election, the Governance Committee will decide whether to recommend that the Board accept the director’s resignation and the Board will make the final decision.
The Board recommends a vote “FOR” each nominee for Director.

10
Nomination Process
and Nominees
Nomination Process
The Governance Committee leads the Board’s annual board and committee evaluation process, which includes an assessment of board and committee composition effectiveness and the alignment of directors’ skills to oversight responsibilities. Informed by this annual assessment, the Governance Committee oversees the director nomination process and recommends to the Board a slate of candidates, which may include both current and new director nominees, to nominate for election at each annual shareholders meeting.
Director Renomination
When considering whether to re-nominate current directors, the Governance Committee conducts a comprehensive review of each director’s contributions and qualifications in the context of the full Board’s composition. The Governance
Committee also considers the evolving needs of the Board in light of the Company’s strategic priorities and governance standards. Among the factors considered are the following:

Independence	Experience and skills	Annual evaluation	Engagement level

Meeting attendance	Shareholder feedback	External commitments

New Director Nominees
As part of its regular discussions regarding board refreshment, the Governance Committee assists the Board in identifying and evaluating highly qualified candidates to address the Company’s strategic needs. Based on the Governance
Committee’s recommendations, the Board may elect new members to serve until our next annual meeting. A high-level overview of the director nominations process follows.

1	Identify	2	Evaluate	3	Select

In identifying director candidates,
the Governance Committee
considers not only candidates
sourced from independent search
firms, but also individuals
recommended by directors,
officers, employees, shareholders
and others.
Evaluations of candidates generally involve reviewing their background, engaging in internal discussions and conducting interviews to assess their qualifications and alignment with Board needs.
Candidates for nomination to our
Board are selected by the Board
based on the recommendation of
the Governance Committee in
accordance with the Governance
Committee charter, our Charter,
our Bylaws, our Corporate
Governance Guidelines and the
criteria adopted by the Board.

2026 PROXY STATEMENT	11
NOMINATION PROCESS AND NOMINEES
Independence
The Board determines the independence of our directors by applying the independence standards established by the
New York Stock Exchange (“NYSE”) and the U.S. Securities and Exchange Commission (“SEC”). Under those standards, a director is independent only if the board of directors affirmatively determines that the director has no material relationship with the company or any relationship, which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The standards also specify various relationships that preclude a determination of director independence, which may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.
Applying these standards, the Board annually reviews the independence of the Company’s directors, taking into account all relevant facts and circumstances. In its most recent review, the Board considered, among other things, the relationships that each non-employee director has with the Company and all other facts and circumstances the Board believed were relevant. Based upon this review, the Board determined that all current directors are independent other than our Chairman and CEO, Mr. McDermott, and our founder, Mr. Luddy. Further, all of the Board committees consist entirely of independent directors.
Mr. Yuan was recommended as a director nominee by our Chairman and Chief Executive Officer and non-employee directors. The Board determined that Mr. Yuan does not qualify as independent under NYSE listing standards because he serves as the Chairman and Chief Executive Officer of Zoom Communications, Inc. where Mr. McDermott also serves as a member of the compensation committee.
Board Qualifications
The Governance Committee seeks to maintain a board consisting of a group of highly qualified leaders in their respective fields with a variety of perspectives and skills to effectively address our evolving needs, oversee senior management and represent the best long-term interests of our shareholders. To this end, the Governance Committee considers, among other factors, the following criteria to evaluate potential nominees.

Professional Background & Experience
Specific experience, background and education, including operating experience, financial expertise, significant corporate governance experience and expertise, talent management expertise, risk management expertise, global experience, enterprise experience, technology expertise and development experience, and knowledge about our business or industry.

Leadership
Sustained record of substantial accomplishments and leadership in executive, C-suite, senior-level management, entrepreneurship and/or policy-making positions in finance, law, business, government, education, technology or not-for-profit enterprises, as well as public company board experience.

Independence
Qualification as “independent” under NYSE and SEC rules and freedom from actual or perceived conflicts of interest that could interfere with duties as a director, including Board tenure, outside board service and other affiliations.

Perspective
Contributions to the composition of the Board, including, but not limited to, independence, integrity, perspective, areas of experience and expertise and knowledge about the Company’s business or industry.

Character
Commitment to ethical conduct and integrity, along with the requisite interpersonal skills to work with other directors on the Board and management in ways that are effective and beneficial to the interests of the Company and its shareholders, employees, customers and communities.

Time	Willingness and ability to devote adequate time and effort to current and future Board and committee responsibilities.

Although the Governance Committee uses these criteria, among others, to evaluate current directors and new director candidates, it has not established any minimum criteria. The Governance Committee does not use different standards to evaluate nominees recommended by our directors and management relative to those recommended by shareholders. The
Governance Committee considers nominees based on our need to fill vacancies or to expand the Board, and also considers our need to fill particular roles on the Board or committees thereof (e.g., independent director role or an audit committee financial expert). When appropriate, the Governance Committee may retain executive recruitment firms to

12
NOMINATION PROCESS AND NOMINEES
assist it in identifying suitable candidates. Any such recruitment firm is instructed to include a pool of candidates with a wide range of perspectives and experiences. After its evaluation of potential nominees, the Governance Committee recommends its chosen nominees to the Board for approval. For a summary of each of our current directors’ background, please see section titled “—Director Nominees.”
Board Composition
Board composition, as described above, is considered in our director nomination process, as we believe it is important for the composition to appropriately reflect the perspectives of the Company, shareholders, workforce, customers and communities. While we have not had a policy with respect to diversity, the Board is committed to actively seeking out individuals who will contribute to its overall range of perspectives for inclusion in the candidate pool.
External Commitments
As reflected in the Corporate Governance Guidelines, the Board recognizes the importance of external commitments not impairing any director’s ability to discharge their responsibilities to effectively serve on the Board. Further, the Board has considered and believes that each person nominated for election at the Annual Meeting has the ability to effectively serve on the Board and to dedicate sufficient time and attention to his or her responsibilities as a member of the Board, taking into consideration each nominee’s attendance at meetings of the Board and any committees on which such nominee serves; the number of additional public company boards on which a nominee serves; and the nominee’s level of contribution and participation in meetings of the Board and any of its committees.
Shareholder Nominations
As indicated above, the Governance Committee considers shareholder recommendations for director candidates in the same manner as all other candidates recommended by other sources. A shareholder may recommend a candidate at any time by submitting the recommendation in writing to the Office of the Corporate Secretary at ServiceNow, Inc., 2225
Lawson Lane, Santa Clara, California 95054, Attn: Chief Legal Officer, or by email to ir@servicenow.com.
A shareholder or a group of up to 20 shareholders who have owned at least 3% of ServiceNow’s outstanding shares continuously for at least three years may submit director candidates for inclusion in the Company’s proxy materials. These shareholders may nominate the greater of two directors or 20% of the total number of directors on the Board. Such nominations must comply with the Company’s proxy access bylaw provisions.
A shareholder also may directly nominate a candidate for election at the next annual meeting by providing advance written notice to ServiceNow to the Office of the Corporate Secretary. This notice must be received not fewer than 90 or more than 120 days prior to the first anniversary of the previous year’s Annual Meeting. The nomination must include all information required under Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the nominee’s written consent to being named in the Proxy Statement and to serve as a director if elected, as well as any additional information specified in our Bylaws.

2026 PROXY STATEMENT	13
NOMINATION PROCESS AND NOMINEES
Nominees’ Experience and Skills
The table below highlights the mix of experience, qualifications and skills of the nominees that, among other factors, led the Board to recommend these nominees for election to the Board. The matrix that follows is intended to depict notable areas of focus for each director. The absence of a designation does not mean a director completely lacks that particular skill or qualification. For additional biographical information on each nominee and continuing director please see section titled “—Director Nominees.”

Leadership & Governance

Senior leadership experience
Senior leadership experience at a global public company or other organization focused on technology or with a rapidly evolving business model helps the Board analyze, advise on and oversee the execution of important operational and policy issues.

Global operations leadership experience
Valuable business and cultural perspective derived from global operations leadership experience helps guide important aspects of our business with a global experience and significant revenues derived outside of the U.S.

Public company board experience
Directors with public company board experience understand the dynamics and operation of a corporate board, the relationship between the board and the CEO and other senior management, the legal and regulatory landscape, and the importance of effective oversight of strategic, operational and compliance matters.

Risk Management

Risk management experience	Directors with experience in identifying, prioritizing and managing a broad spectrum of risks can help the Board anticipate risks and oversee their management.

Financial

Financial experience
Knowledge of financial markets, financing, accounting and financial reporting processes assists the Board in understanding, advising and overseeing our financial position, results of operations, financial reporting, internal control processes and audit matters.

Strategic

Significant technical or business experience in software industry
Education or experience in relevant technology, including artificial intelligence (AI), is useful for understanding our R&D efforts, competing technologies, the products and processes we develop and the market segments in which we compete.

Leadership experience at high- growth organization with $10+ billion annual revenue	Directors with experience leading a high-growth organization provide practical insights on challenges and opportunities we may encounter along our growth trajectory.

Multi-product/services or multi-segment company experience	Directors with experience leading multi-product/services or multi-segment companies can help provide insight into how to structure our business and navigate and expand our offerings.

Knowledge of emerging technologies
Directors with experience identifying and developing emerging technologies and architectures are valuable assets to the Board, as new technologies and architectures can rapidly disrupt even the most well-developed strategy.

Large scale transformations in key functions
Directors with experience in key functions of large scale transformations can help guide our business as it continues to scale and channel the perspective of customers leveraging the Now Platform to achieve their business objectives.

M&A, debt and equity financings and other strategic transactions
Directors with experience in M&A (including integrations), debt and equity financings and other strategic transactions provide insight into developing and implementing strategies for methodically growing our business.

Non-Corporate

Non-profit, education and government	Directors with non-profit, education and government experience guide us on opportunities to help our community and identify growth opportunities in these sectors.

14
NOMINATION PROCESS AND NOMINEES

Leadership & Governance

Senior leadership experience

Global operations leadership experience

Public company board experience

Risk Management

Risk management experience

Financial

Financial experience

Strategic

Significant technical or business experience in software industry

Leadership experience at high- growth organization with $10+ billion annual revenue

Multi-product/services or multi-segment company experience

Knowledge of emerging technologies

Large scale transformations in key functions

M&A, debt and equity financings and other strategic transactions

Non-Corporate

Non-profit, education and government

Chamberlain
McDermott
Jackson
Briggs
Bostrom
Luddy
Quinlan
Sands
Yuan

2026 PROXY STATEMENT	15
NOMINATION PROCESS AND NOMINEES
Director Nominees

William R. McDermott Chairman of the Board and Chief Executive Officer of ServiceNow, Inc. Director since: 2019 Age: 64

Committees:
None
Current public company
directorships:
•Zoom Communications,
Inc., a cloud video
communications
company
•Figma, Inc., a design
software company
Other public company
directorships (Past
5 years):
•Fisker Inc.,
an automotive
technology company
•SecureWorks Corp.,
a provider of
intelligence-driven
information security
solutions

Experience:
•Chairman of the Board of ServiceNow, Inc. (October 2022-Present)
•Chief Executive Officer of ServiceNow, Inc. (November 2019-Present)
•President of ServiceNow, Inc. (November 2019-January 2023)
•Chief Executive Officer of SAP SE (“SAP”), a multinational software company providing enterprise software (May 2014-October 2019)
•Co-Chief Executive Officer of SAP (2010-2014)
•Executive Board Member of SAP (2010-October 2019)
•Chief Executive Officer of SAP America, Inc., SAP (2002-2010)
•Executive Vice President of Worldwide Sales and Operations of Siebel CRM
Systems, Inc. (2001-2002)
•President of Gartner, Inc. (2000-2001)

Education:
Mr. McDermott studied Business Management at Dowling College, received his M.B.A.
from Northwestern University’s Kellogg School of Management and completed the
Executive Development Program at the Wharton School of Business.

Qualifications:
The Board believes that Mr. McDermott’s management experience and business expertise, including his prior executive-level leadership and experience in scaling companies, as well as his past board service at a number of other publicly-traded technology companies, give him the operational expertise, breadth of knowledge and understanding of our industry that qualify him to serve as a member of the Board.

Skills:

	Senior leadership experience	Leadership experience at high-growth organization with $10+ billion annual revenue

m	Global operations leadership experience	Multi-product/services or multi-segment company experience

	Public company board experience	Knowledge of emerging technologies

	Risk management experience	Large scale transformations in key functions

	Financial experience	M&A, debt and equity financings and other strategic transactions

Significant technical or business experience in software industry

16
NOMINATION PROCESS AND NOMINEES

Susan L. Bostrom LEAD INDEPENDENT DIRECTOR Former Executive Vice President, Chief Marketing Officer and Head of Worldwide Government Affairs of Cisco Systems, Inc. Director since: 2014 Age: 65

Committees:
Leadership Development
and Compensation
(Chair)
Current public company
directorships:
•Gitlab Inc., a software
company
•Samsara Inc., a cloud-
based software
company
Other public company
directorships (Past
5 years):
•Nutanix, Inc., an
enterprise cloud
computing company
•Cadence Design
Systems, Inc., an
electronic design
software company
Experience: •Executive Vice President, Chief Marketing Officer, Worldwide Government Affairs (and other executive positions) at Cisco Systems, Inc., a networking equipment provider (1997-2011)

Education: Ms. Bostrom holds a B.S. degree in Business from the University of Illinois and an M.B.A. degree from the Stanford Graduate School of Business.

Qualifications:
The Board believes that Ms. Bostrom possesses specific attributes that qualify her to serve as a member of the Board, including her extensive experience and leadership roles in the technology industry, her knowledge of marketing and her experience serving on the boards of directors of other publicly-traded technology companies.

Skills:

Senior leadership experience	Leadership experience at high-growth organization with $10+ billion annual revenue

Global operations leadership experience	Multi-product/services or multi-segment company experience

Public company board experience	Knowledge of emerging technologies

Risk management experience	Large scale transformations in key functions

Significant technical or business experience in software industry	Non-profit, education and government

2026 PROXY STATEMENT	17
NOMINATION PROCESS AND NOMINEES

Teresa Briggs INDEPENDENT Former Vice Chair & West Region Managing Partner of Deloitte LLP; Retired Certified Public Accountant Director since: 2019 Age: 65

Committees:
Audit (Chair)
Current public company
directorships:
•Snowflake Inc., a cloud-
data platform company
•DocuSign, Inc.,
a provider of electronic
signature technology
and digital transaction
management services
•Warby Parker Inc.,
an online retailer
Other public company
directorships (Past
5 years):
•VG Acquisition Corp,
a special purpose
acquisition company

Experience:
•Vice Chair & West Region Managing Partner at Deloitte LLP
(June 2013-August 2019)
•Board of Directors of Deloitte USA LLP (January 2016-March 2019)
•Served as San Francisco Managing Partner at Deloitte LLP (2011-2019)

Education: Ms. Briggs holds a B.S. degree in Accounting from the University of Arizona, Eller College of Management.

Qualifications:
The Board believes that Ms. Briggs possesses specific attributes that qualify her to serve as a member of the Board, including her deep financial and strategic acumen.
Further, Ms. Briggs’ financial expertise provides her with the necessary skills and experience to perform audit committee functions.

Skills:

Senior leadership experience	Multi-product/services or multi-segment company experience

Public company board experience	Knowledge of emerging technologies

Risk management experience	Large scale transformations in key functions

Financial experience	M&A, debt and equity financings and other strategic transactions

Significant technical or business experience in software industry	Non-profit, education and government

Leadership experience at high-growth organization with $10+ billion annual revenue

18
NOMINATION PROCESS AND NOMINEES

Paul E. Chamberlain INDEPENDENT Business Advisor & Investor; Former Managing Director and Co-Head of Global Technology Banking of Morgan Stanley Director since: 2016 Age: 62

Committees:
Audit; Leadership
Development
and Compensation
Current public company
directorships:
•TriNet Group, Inc.,
a provider of human
resources and
employee benefits
solutions
Other public company
directorships (Past
5 years):
•Veeva Systems Inc., a
provider of life sciences
cloud software
Other leadership
service:
•Chair of the Strategic
Advisory Committee,
JobTrain, a vocational
and life skills training
group focused on the
neediest in the Silicon
Valley community
•Adjunct Lecturer,
Bendheim Center for
Finance, Princeton
University

Experience:
•President and Chief Executive Officer of PEC Ventures, LLC, which invests in and advises high-growth companies in the technology, health care and professional services sectors (2015-Present)
•Managing Director (and various senior roles) at Morgan Stanley & Co. (1990-2015)

Education: Mr. Chamberlain holds a B.A. degree in History, magna cum laude, from Princeton University and received an M.B.A. degree from Harvard Business School.

Qualifications:
The Board believes that Mr. Chamberlain’s track record in technology investment banking, his work in technology company investing and his expertise in advising on strategic transactions, as well as his board service at other publicly-traded technology companies, give him the breadth of knowledge and valuable understanding of our industry that qualify him to serve as a member of the Board. Further, Mr. Chamberlain’s financial expertise provides him with the necessary skills and experience to perform audit and compensation committee functions.

Skills:

Senior leadership experience	Significant technical or business experience in software industry

Global operations leadership experience	Multi-product/services or multi-segment company experience

Public company board experience	Knowledge of emerging technologies

Risk management experience	M&A, debt and equity financings and other strategic transactions

Financial experience	Non-profit, education and government

2026 PROXY STATEMENT	19
NOMINATION PROCESS AND NOMINEES

Lawrence J. Jackson, Jr. INDEPENDENT Founder and Chief Executive Officer, gamma; Former Global Creative Director, Apple Music of Apple Inc. Director since: 2020 Age: 45

Committees: Nominating and Governance Other leadership service: •Board of Directors, UCLA Hammer Museum
Experience:
•Founder and CEO, gamma, a multimedia content creation, distribution and direct-to-
consumer enterprise (2022-Present)
•Global Creative Director, Apple Music at Apple Inc., a designer and manufacturer of electronic devices and related software and services (2014-2022)
•Chief Content Officer at Beats Music (2014)
•Executive VP, Interscope Geffen A&M at Universal Music Group, a subsidiary of
Vivendi S.A., a French multinational media and telecommunications company
(2011-2014)
•President at A&R Arista Records (and various positions) at Sony Music (2000-2010)

Qualifications:
The Board believes that Mr. Jackson’s extensive consumer experience, innovative mindset and experience launching and overseeing successful consumer services bring unique dimensions to the Board and give him the appropriate set of skills that qualify him to serve as a member of the Board.

Skills:

	Senior leadership experience	Knowledge of emerging technologies

	Global operations leadership experience	Large scale transformations in key functions

	Leadership experience at high-growth organization with $10+ billion annual revenue	Non-profit, education and government

Multi-product/services or multi-segment company experience

20
NOMINATION PROCESS AND NOMINEES

Frederic B. Luddy Founder and Former President, Chief Executive Officer and Chief Product Officer of ServiceNow, Inc. Director since: 2004 Age: 71

Committees: None Other leadership service: •Board of Trustees, AI Working Group, Salk Institute of Biological Studies
Experience:
•Chairman of the Board of ServiceNow, Inc. (April 2018-October 2022)
•Chief Product Officer of ServiceNow, Inc. (2011-2016)
•President and Chief Executive Officer of ServiceNow, Inc. (2004-2011)
•Founder of ServiceNow, Inc. (2004)
•Chief Technology Officer of Peregrine Systems, Inc., an enterprise software company
•Founder of Enterprise Software Associates, a software company
•Boole and Babbage, Inc., a software company
•Software Developer at Amdahl Corporation, an information technology company

Qualifications:
The Board believes Mr. Luddy’s experience as the founder of ServiceNow, his knowledge of software and the software industry, as well his executive level experience and expertise in software and hardware development give him the breadth of knowledge and leadership capabilities that qualify him to serve as a member of the Board.

Skills:

	Senior leadership experience	Multi-product/services or multi-segment company experience

	Global operations leadership experience	Knowledge of emerging technologies

	Significant technical or business experience in software industry	Non-profit, education and government

2026 PROXY STATEMENT	21
NOMINATION PROCESS AND NOMINEES

Joseph “Larry” Quinlan INDEPENDENT Former Global Chief Information Officer of Deloitte LLP Director since: 2021 Age: 63

Committees:
Audit
Current public company
directorships:
•Jones Lang LaSalle, a
real estate company
•Booking Holdings Inc.,
a travel technology
company
Other leadership
service:
•Board of Directors,
Adrienne Arsht Center
for Performing Arts Trust
•Board of Directors,
American Foundation
for the University of The
West Indies
•Emeritus Board of
Directors, NPower
•Board of Directors,
National Association of
Corporate Directors
(NACD) Florida Chapter
•Board of Directors,
United Way of Miami

Experience:
•Global Chief Information Officer of Deloitte, LLP (“Deloitte”)
(February 2010-June 2021)
•Various roles at Deloitte, including US Firms CIO and National Managing Principal for Process Excellence (1998-2010)

Education: Mr. Quinlan holds an M.B.A. degree from Baruch College, City University of New York and a B.S. degree in Industrial Management from the University of the West Indies.

Qualifications:
The Board believes that Mr. Quinlan’s extensive management and business experience, including serving as a chief information officer, at a global consulting and accounting firm with many publicly-traded technology company clients gives him the appropriate set of skills that qualify him to serve as a member of the Board.

Skills:

Senior leadership experience	Leadership experience at high-growth organization with $10+ billion annual revenue

Global operations leadership experience	Multi-product/services or multi-segment company experience

Public company board experience	Knowledge of emerging technologies

Risk management experience	Large scale transformations in key functions
Significant technical or business experience in software industry	Non-profit, education and government

22
NOMINATION PROCESS AND NOMINEES

Anita M. Sands INDEPENDENT Vice Chair and Head of Growth at General Catalyst Director since: 2014 Age: 49

Committees:
Leadership Development
and Compensation;
Nominating and
Governance (Chair)
Current public company
directorships:
•Nu Holdings Ltd.,
a digital banking
company
Other public company
directorships (Past
5 years):
•Pure Storage, Inc., a
provider of enterprise
flash storage solutions
•iStar, Inc., a New York
based real estate
development company
•Khosla Ventures
Acquisition Co. II, a
special purpose
acquisition company

Experience:
•Vice Chair and Head of Growth at General Catalyst (January 2026-Present)
•Venture Partner at New Enterprise Associates, a venture capital firm (2022)
•Group Managing Director, Head of Change Leadership and a member of the Wealth
Management Americas Executive Committee of UBS Financial Services, a global financial services firm (2012-2013)
•Group Managing Director and Chief Operating Officer of UBS Wealth Management
Americas at UBS Financial Services (“UBS”) (2010-2012)
•Transformation Consultant, UBS Wealth Management Americas at UBS
(2009-2010)
•Managing Director, Head of Transformation Management at Citigroup N.A.'s Global
Operations and Technology organization, Citigroup Inc. (2008-2009)
•SVP Innovation and Process Design at RBC Financial Group (2006-2008)

Education:
Ms. Sands holds a B.S. degree in Physics and Applied Mathematics from The Queen's
University of Belfast, Northern Ireland, a Ph.D. degree in Atomic and Molecular Physics from The Queen's University of Belfast, Northern Ireland and an M.S. degree in Public
Policy and Management from Carnegie Mellon University.

Qualifications:
The Board believes that Ms. Sands possesses specific attributes that qualify her to serve as a member of our Board, including her extensive experience and leadership roles in the financial services industry and her experience on the boards of directors of other publicly-traded technology companies.

Skills:

Senior leadership experience	Significant technical or business experience in software industry

Global operations leadership experience	Knowledge of emerging technologies

Public company board experience	Large scale transformations in key functions

Risk management experience	Non-profit, education and government

2026 PROXY STATEMENT	23
NOMINATION PROCESS AND NOMINEES

Eric S. Yuan Founder, Chairman, President and Chief Executive Officer of Zoom Communications, Inc. Director Nominee Age: 56

Committees: None. Current public company directorships: •Zoom Communications, Inc., a communications technology company •Intuit, Inc., a technology company
Experience:
•Founder, Chairman of the Board, President and Chief Executive Officer of Zoom
Communications, Inc. (June 2011–Present)
•Corporate Vice President of Engineering at Cisco Systems, Inc., a multinational technology company (May 2007–June 2011)
•Various roles, most recently Vice President of Engineering, at WebEx
Communications, Inc., an internet company (August 1997–May 2007)

Education: Mr. Yuan holds a Bachelor's degree in Applied Math from Shandong University of Science and Technology and a Master's degree in Engineering from China University of Mining and Technology.

Qualifications:
The Board believes that Mr. Yuan’s experience founding and scaling a major enterprise communications technology company, and his deep technical and engineering expertise in the software industry qualify him to serve as a member of our Board.
Further, Mr. Yuan's public company leadership experience and service on the boards of other publicly-traded technology companies provide him with a valuable perspective on corporate governance and strategic oversight.

Skills:

	Senior leadership experience	Significant technical or business experience in software industry

	Global operations leadership experience	Multi-product/services or multi-segment company experience

	Public company board experience	Knowledge of emerging technologies

	Risk management experience	Large scale transformations in key functions
	Financial experience	M&A, debt and equity financings and other strategic transactions

24
Board and Corporate
Governance Matters
We are committed to strong corporate governance. Our governance practices provide an important framework within which the Board and management can advance our strategic priorities.
Corporate Governance Highlights

Robust Board Oversight and Structure	Close Alignment with Shareholder Interests

•100% Independent Committee Members
•Strong Lead Independent Director
•Regular Executive Sessions of
Independent Directors
•Comprehensive Board Risk Oversight
•Governance Committee Oversight of
Corporate Sustainability Matters
•Audit Committee Oversight of
Cybersecurity Programs
•Rigorous Director Selection Process
•Board with Broad Range of Experiences
and Perspectives

•Ongoing Robust Shareholder
Engagement Program
•Performance-Based Incentives Tied to
Shareholder Interests
•Stock Ownership Guidelines for Directors and
Executive Officers
•Majority Voting Standard for Directors with
Resignation Policy
•Proxy Access Bylaws (3/3/20/20)
•Detailed Disclosure of Individual Directors’ Skills
•Annual Say on Pay Vote

Accountable Board and Executive Officers	Safeguards

•Significant Portion of Compensation At-Risk for Our CEO and Executive Officers •Annual Board and Committee Self-Evaluation •Formal CEO Evaluation Process •Annual Executive Compensation Review	•Prohibition on Hedging and Pledging •Multi-Year Vesting Requirements for all Equity Awards •No Section 280G Tax Gross-Ups •Clawback Policy •No Pension Plan

2026 PROXY STATEMENT	25
BOARD AND CORPORATE GOVERNANCE MATTERS
Board Leadership Structure

William R. McDermott	Susan L. Bostrom
Chairman of the Board and Chief Executive Officer	Lead Independent Director

Committee Chairs

Teresa Briggs	Susan L. Bostrom	Anita M. Sands
Audit	Leadership Development and Compensation	Nominating and Governance

Chairman of the Board

The Board has flexibility to determine the appropriate leadership structure that best fits the Company’s circumstances and provides strong independent oversight. The Board reviews and evaluates the Board’s leadership structure at least annually. Our Board leadership structure is among the topics discussed during the Company’s shareholder engagement, and feedback received from shareholders is considered by the Board when determining the appropriate leadership structure. The Board does not have a fixed policy on whether the roles of Chairman and CEO should be separated or combined. Our Corporate Governance Guidelines provide that if the positions of Chairman and CEO are held by the same person, the independent directors will select a Lead Independent Director.
The Board believes that a combined Chairman and CEO, along with a strong and empowered Lead Independent Director, is the best structure to appropriately and effectively allocate authority, responsibility and oversight between management and the independent members of the Board. This structure gives our Chairman and CEO primary responsibility for the operational leadership and strategic direction of the Company, while enabling the Lead Independent Director to facilitate independent Board oversight of management, promote communication between management and the Board and support the Board’s consideration of key governance matters.
The Board believes that a leadership structure with Mr. McDermott serving as Chairman and CEO provides the Company with, among other things:
•An experienced senior leader who serves as a primary liaison between the Board and management and as the primary public face of the Company;
•A clear and unified strategic vision — to become the Defining AI Enterprise Software Company of the
21st Century;
•Strong and effective leadership, particularly in the context of macroeconomic challenges facing our industry;
•Flexibility in long-term succession planning;
•A knowledgeable resource for independent directors both at and between Board meetings given his extensive day-to-day knowledge of all aspects of our current business, operations and risks; and
•The ability to bring pressing issues before the independent directors expeditiously.
Any changes in the combination or separation of the Chairman and CEO positions would be announced promptly by the Company.

26
BOARD AND CORPORATE GOVERNANCE MATTERS

Lead Independent Director

The Lead Independent Director is appointed by the independent directors to provide an effective independent voice in
Board leadership structure.
Ms. Bostrom currently serves as our Lead Independent Director, a role she has held since May 2024. Since joining the
Board in 2014, Ms. Bostrom has worked closely with her fellow directors, including as former Chair of the Governance
Committee and current Chair of the Leadership Development and Compensation Committee (the “Compensation
Committee”). She is deeply trusted in the boardroom and is well positioned to guide the Board in its independent oversight of the Company’s strategy and risk management. With extensive leadership experience in the technology industry and service on the boards of other publicly-traded technology companies, Ms. Bostrom brings valuable insights to the Board.
Her tenure as a ServiceNow director gives her a unique perspective on the Company’s evolving business and risk landscape, enabling her to provide effective independent oversight, strategic guidance to senior management, and enhancements to the Board’s deliberative process.
The responsibilities of the Lead Independent Director include:
•presiding at all meetings of the Board at which the Chairman and CEO is not present, including executive sessions of independent directors;
•approving meeting agendas and meeting schedules for the Board;
•encouraging direct dialogue between the directors and management;
•facilitating discussion and open dialogue among the independent directors;
•serving as a liaison between the Chairman and CEO and the independent directors;
•disseminating information, decisions, suggestions, views or concerns expressed by independent directors to the
Chairman and CEO, the rest of the Board and management;
•providing leadership to the Board if circumstances arise in which the roles of CEO and Chairman may be, or may be perceived to be, in conflict;
•participating in the Board’s assessment of risks and management’s (including the CEO’s) approach to addressing those risks;
•leading annual performance review process for the CEO and succession planning process for CEO and other executive officers;
•guiding our outreach to shareholders, meeting with those shareholders and representing the Board in communications with shareholders;
•participating in the process to retain and onboard new executive officers;
•participating in discussions regarding the appropriate Board structure; and
•performing such other functions and responsibilities as requested by the Board from time to time.

2026 PROXY STATEMENT	27
BOARD AND CORPORATE GOVERNANCE MATTERS
Board Committees
The Board has established the Audit Committee, the Compensation Committee and the Governance Committee. The
composition and responsibilities of each committee, each of which consists entirely of independent directors, are described on the following pages. Members serve on these committees until their resignation or until otherwise determined by the Board.
Audit Committee
Our Audit Committee assists the Board in overseeing the integrity of our financial statements and our compliance with our legal and policy obligations. The Audit Committee is currently composed of Ms. Briggs, who is the Chair, and Messrs.
Chamberlain and Quinlan. The composition of our Audit Committee meets the NYSE and SEC independence requirements. Each member of our Audit Committee is financially literate as required by NYSE. In addition, the Board has determined that each of Ms. Briggs and Mr. Chamberlain is an “audit committee financial expert” as defined in Regulation
S-K Item 407(d)(5)(ii). This designation does not impose on Ms. Briggs or Mr. Chamberlain any duties, obligations or liabilities greater than those imposed generally on any other member of our Audit Committee or Board. Ms. Briggs currently serves on the audit committees of three other public companies. The Board has determined that such simultaneous service does not impair the ability of Ms. Briggs to effectively serve as a member of our Audit Committee.

Audit Committee

Meetings in 2025:
4
2025 Members:
Teresa Briggs (Chair)
Jonathan C. Chadwick*
Paul E. Chamberlain
Joseph “Larry” Quinlan
Independent/
financially literate
Each member is
independent and
financially literate.
Audit committee
financial experts
Teresa Briggs
Jonathan C. Chadwick*
Paul E. Chamberlain

Principal responsibilities:
•appoint an independent registered public accounting firm to examine our accounts, controls and financial statements;
•assess the independent registered public accounting firm’s qualifications, performance and independence annually;
•review the audit planning, scope and staffing of the independent registered public accounting firm and pre-approve all audit and permissible non-audit related services provided to us by the independent registered public accounting firm;
•oversee our accounting and financial reporting processes and review with management and the independent registered public accounting firm our interim and year-end operating results and the associated quarterly reviews and annual audit results;
•oversee our internal audit function, including internal audit staffing, the annual internal audit plan and audit procedures and reports issued;
•review the integrity, adequacy and effectiveness of our accounting and financial reporting processes, systems of internal control, and disclosure controls and procedures, including processes, procedures and validation surrounding our corporate sustainability disclosures at least annually;
•oversee the Company's cybersecurity program, including receiving regular updates from management on cybersecurity risk resulting from risk assessments, risk reduction initiatives and relevant cybersecurity incidents;
•oversee the effectiveness of our program for compliance with laws and regulations and periodically review our compliance program with the Chief Ethics and Compliance Officer (who reports to the Chief Legal Officer);
•review the Company's compliance with the rules and regulations relating to the governance of AI;
•review and monitor our enterprise risk management programs;
•review with management our policies and processes for tax planning and compliance;
•establish and oversee procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential submission by employees of concerns regarding questionable accounting or audit matters; and
•review with management our investment philosophy and policies, allocation and performance of our investment portfolio, management of investment risk, policies and procedures to comply with laws and regulations pertinent to our investment portfolio, and foreign exchange risk management.

*Mr. Chadwick is not standing for re-election at the Annual Meeting.

28
BOARD AND CORPORATE GOVERNANCE MATTERS
Leadership Development and Compensation Committee
Our Compensation Committee assists the Board in overseeing our executive compensation practices, our general employee compensation and benefit plans and our leadership development programs. The Compensation Committee is composed of Mses. Bostrom, who is the Chair, and Sands and Mr. Chamberlain. The composition of our Compensation
Committee meets NYSE and SEC independence requirements. Each member of the Compensation Committee is a non-
employee director, as defined by Rule 16b-3 under the Exchange Act. The purpose of our Compensation Committee is to discharge the responsibilities of the Board relating to the compensation of our executive officers.

Leadership Development and Compensation Committee

Meetings in 2025: 5 2025 Members: Susan L. Bostrom (Chair) Paul E. Chamberlain Anita M. Sands Independent Each member is independent.
Principal responsibilities:
•review and approve, or recommend to the Board for approval, the compensation of our executive officers, including our CEO;
•review and approve, or recommend to the Board for approval, the terms of any material agreements with our executive officers;
•administer our cash-based and equity-based compensation plans;
•recommend to the Board, for determination by the Board, the form and amount of cash-based and equity-based compensation to be paid or awarded to our non-employee directors;
•review and approve stock ownership guidelines applicable to non-employee directors and executive officers;
•consider the results of the most recent shareholder vote on executive compensation and feedback received from shareholders and, if appropriate, adjust, or make recommendations to the Board to adjust our compensation practices for our executive officers;
•review and discuss the Company’s Compensation Discussion and Analysis and
related disclosures;
•review with management the Company’s major compensation-related risk exposures, if applicable, and the steps management has taken to monitor or mitigate such exposures; and
•review and discuss with management key aspects of the Company’s strategies, practices and programs relating to human capital management.

As the Chair of the Compensation Committee, Ms. Bostrom personally meets with shareholders, together with the
Company’s management, to discuss our compensation programs, understand shareholder perspectives and share those perspectives with the Compensation Committee and the full Board. These engagements and the views of our shareholders contribute to the continuous refinement of our compensation programs to better balance the need to attract, motivate and retain top executive talent and our shareholders’ interest in ensuring that compensation is closely aligned with long-term performance and creation of long-term shareholder value.
At least annually, our Compensation Committee reviews and approves our executive compensation strategy and principles to confirm they are aligned with our business purpose and strategy, as well as shareholder interests. The
Compensation Committee has the sole authority, subject to any approval by the Board that the Compensation Committee or legal counsel determines to be desirable or required by applicable law or NYSE rules, to make decisions regarding all aspects of compensation packages for executive officers. The Compensation Committee also makes recommendations to the Board regarding the compensation of non-employee directors. Under its charter, our Compensation Committee has the authority to retain outside counsel or other advisors. Consistent with that authority the Compensation Committee engaged Pay Governance, LLC (“Pay Governance”) as an independent compensation consultant to evaluate our executive compensation levels and practices and to provide advice and ongoing recommendations on executive compensation matters. The Compensation Committee retains and does not delegate any of its power to determine all matters of compensation and benefits for our executive officers. Pay Governance representatives meet informally with the
Chair of our Compensation Committee and formally with our Compensation Committee during its regular meetings, including in executive sessions from time to time without management present. Pay Governance works directly with our
Compensation Committee (and not on behalf of management) to assist our Compensation Committee in satisfying its responsibilities and will not undertake projects for management without our Compensation Committee’s approval.

2026 PROXY STATEMENT	29
BOARD AND CORPORATE GOVERNANCE MATTERS
With the assistance of Pay Governance, our Compensation Committee reviews executive officer compensation, including base salary levels, and the target levels for variable cash and any equity incentive awards. In connection with this review, our Compensation Committee considers any input that it may receive from our CEO (with respect to executive officers other than himself) to evaluate the performance of each executive officer and set each executive officer’s total target cash and equity compensation for the current year. Our CEO does not participate in the deliberations regarding the setting of his own compensation other than those establishing, in consultation with our Compensation Committee, our performance objectives for all executive officer participants under our performance-based incentive plans.
Compensation Committee Interlocks and Insider Participation
During 2025, our Compensation Committee members were Mses. Bostrom and Sands and Mr. Chamberlain, none of whom have served as an officer or employee of the Company or any of its subsidiaries or have had or have any relationships with the Company required to be disclosed by Regulation S-K Item 404. In addition, none of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or Compensation Committee during 2025.
Nominating and Governance Committee
Our Governance Committee assists the Board in overseeing our corporate governance practices and developing the Board to meet the needs of our shareholders. The Governance Committee is composed of Ms. Sands, who is the
Chair, and Mr. Jackson. The composition of our Governance Committee meets the NYSE and SEC independence requirements.

Nominating and Governance Committee

Meetings in 2025: 4 2025 Members: Anita M. Sands (Chair) Lawrence Jackson Independent Each member is independent.
Principal responsibilities:
•develop and recommend policies regarding the director nomination processes;
•determine the desired qualifications, expertise and characteristics of Board members, with the goal of developing an experienced and highly qualified Board;
•identify and recruit qualified candidates for Board membership to fill new or vacant positions on the Board, consistent with criteria approved by the Board;
•consider nominations properly submitted by our shareholders in accordance with procedures set forth in our Bylaws or determined by the Governance Committee;
•recommend to the Board for selection all nominees to become members of the
Board by appointment or to be proposed by the Board for election by our shareholders;
•oversee the Company's human-centric AI governance guidelines and other
AI policies;
•oversee shareholder engagement, including procedures for shareholder communications with members of the Board and reviewing shareholder proposals;
•oversee and review with management at least annually our major corporate sustainability activities, programs and public disclosures, including in light of any feedback received from shareholders;
•develop and recommend to the Board the Code of Ethics for employees and directors and consider waivers of such codes for executive officers and directors;
•oversee political contributions and industry association memberships as provided under the Company’s Policy on Corporate Political Contributions and
Industry Associations;
•review, assess and consider evolving corporate governance best practices and develop and maintain a set of corporate governance guidelines that may be recommended to the Board for approval or modification, as appropriate;
•consider and make recommendations to the Board regarding the Board’s leadership structure; and
•oversee the evaluation of the Board on an annual basis and, if appropriate, make recommendations to the Board for improvements in the Board’s operations, committee member qualifications, committee member appointment and removal, and committee structure and operations.

Copies of the committee charters are available, without charge, upon request in writing to ServiceNow, Inc., 2225 Lawson
Lane, Santa Clara, California 95054, Attn: Chief Legal Officer or online at investors.servicenow.com.

30
BOARD AND CORPORATE GOVERNANCE MATTERS
Board’s Role in Corporate Oversight
The Board oversees, counsels and directs management in the long-term interests of the Company and our shareholders.
Key areas of Board oversight include:

Strategy	Risk	Governance	Human Capital
Strategic Oversight
The Board actively oversees ServiceNow’s long-term business strategy and strategic priorities, helping to maintain alignment with the Company’s core values and long-term shareholder value. Through close collaboration with senior management, the Board regularly reviews key business areas, including strategic and operational priorities, the competitive landscape, market challenges, economic trends and regulatory developments. The Board provides oversight and guidance to management to maintain effective execution of business strategies that adapt to evolving market conditions, including in the following ways:

Participates in an annual strategy offsite	Reviews and approves annually the ServiceNow operating plan	Examines quarterly strategic and financial updates	Engages regularly with senior management on critical business matters that tie to our overall strategy
Risk Oversight
The Board is responsible for overseeing our risk management program. The Board administers this oversight function both directly and through its standing Board committees. At least annually, the Board reviews with management the enterprise risk profile of the Company, noting the highest areas of risk and the controls in place to mitigate those risks on an enterprise-wide basis. Risks are assessed and prioritized according to the level of risk that persists after accounting for mitigating factors in place to reduce the risk.
The Board believes that the most significant risks the Company faces are properly overseen by the full Board and, as appropriate, one or more of its standing committees, and, therefore, the Board has not established a stand-alone risk committee. The Board and its committees have full access to management and the ability to engage advisors as needed.

2026 PROXY STATEMENT	31
BOARD AND CORPORATE GOVERNANCE MATTERS
The risks noted below do not represent a complete list of every enterprise risk that is from time to time considered by the
Board and its committees. For more information on risks that affect our business, please refer to our most recent Annual
Report on Form 10-K and other filings we make with the SEC.

Board of Directors

Executes its oversight responsibilities through its review of the Company’s annual enterprise risk assessment; delegation of specific oversight duties to the Board committees; periodic briefings and informational sessions from management;
and periodic briefings and information sessions from outside experts on specific areas of risk including, among others, risk associated with cybersecurity and AI.

Audit Committee	Leadership Development and Compensation Committee	Nominating and Governance Committee

Oversees enterprise risk
management, internal audit function,
cybersecurity program, and controls
over financial reporting, as well as
reviews financial statements,
monitors compliance with laws and
regulations, and reviews processes,
procedures and validation
surrounding corporate
sustainability disclosures.
Oversees overall compensation strategy, compliance with compensation regulatory requirements and assesses human capital management risks.
Oversees Board refreshment and
leadership structure, effectiveness of
our governance framework,
compliance with Code of Ethics and
annual Board evaluation, as well as
oversees and regularly reviews
corporate sustainability activities,
programs, risks and related SEC
reporting disclosures, and political
contributions and industry
association memberships.

Management

Responsible for maintaining a strong risk management culture, for managing and overseeing risk identification and risk controls, and for mapping risks to Company strategy and periodically updating the Board on progress of its risk oversight activities. Management conducts a comprehensive risk assessment at least annually in which it identifies the most significant existing risks, as well as new and emerging risks, and the controls in place to mitigate those risks, and it reports this information to the Board at least annually. In addition, management supports its risk management responsibilities through, among other means, management committees such as the Data Ethics Council and Risk and
Compliance Steering Committee.

32
BOARD AND CORPORATE GOVERNANCE MATTERS
Select Oversight Areas

Enterprise Risk Management
The Audit Committee reviews overall risk exposures as presented to the full Board, considers input from external advisors to assess and oversee identification and management of risks, and reviews allocation of responsibilities between the Board and management. In addition, the Audit Committee, at least twice a year, discusses with management risks and steps management has taken to monitor, control and mitigate exposures. The Audit Committee also reviews periodic and/or annual reports on a quarterly basis to assess whether they include comprehensive disclosure of risk factors, known trends and uncertainties.

Internal Audit
The Audit Committee oversees the internal audit function, receiving quarterly status reports and annual internal plan reviews, and on a regular basis, meets separately with the head of the internal audit function to discuss any issues warranting additional attention.

Compensation Strategy
The Compensation Committee annually reviews and determines executive and non-
employee director compensation, reviews and approves executive goals and objectives, reviews and administers cash, equity incentive and benefits plans and reviews and approves the Compensation Discussion and Analysis included in the annual proxy statement. In addition, the Compensation Committee assesses and monitors whether compensation policies and programs have the potential to encourage excessive or inappropriate risk-taking, as more fully described below in the section titled
“Compensation Discussion and Analysis—Compensation Policies and Practices—
Compensation Risk Assessment.”

Sustainability
The Board oversees our corporate sustainability strategy developed and implemented by our senior leadership team. The Governance Committee reviews and discusses with management the Company’s corporate sustainability program, initiatives and progress against goals at least annually. In addition, the Audit Committee reviews and discusses with management at least annually risks related to corporate sustainability, the regulatory environment and associated reporting requirements, as well as the controls and procedures supporting the Company’s corporate sustainability disclosures.

Human Capital Management
The Compensation Committee annually reviews executive officer goals and objectives, including attrition levels, internal pay equity, and talent management and development, culture and employee engagement.

2026 PROXY STATEMENT	33
BOARD AND CORPORATE GOVERNANCE MATTERS
Cybersecurity Oversight
The Board, in coordination with the Audit Committee, oversees cybersecurity risk management. They receive regular reports from management about the prevention, detection, mitigation and remediation of material information security risks, including cybersecurity incidents and vulnerabilities. Our Audit Committee is responsible for overseeing our cybersecurity program and receives regular updates from management on cybersecurity risk resulting from risk assessments, progress of risk reduction initiatives, third-party compliance certifications, control maturity assessments, and relevant ServiceNow, customer and industry cybersecurity incidents. The Company’s security framework is aligned with the International Organization for Standardization 27001 Series (an internationally recognized standard for information security management systems) or a substantially equivalent standard.

Cybersecurity Governance Highlights
•To enhance cybersecurity awareness, we provide employees with annual privacy and security training on detecting and responding to cybersecurity threats.
•We also engage consultants and external auditors for regular assessments of our cybersecurity policies, standards, processes and practices, including information security maturity assessments, audits and independent reviews of our control environment.
•Our dedicated Security Steering Committee meets periodically to review security performance metrics, identify risks and assess the progress of approved security enhancements. The committee also makes recommendations on security policies and procedures, security service requirements and risk mitigation strategies to support alignment across the Company.

34
BOARD AND CORPORATE GOVERNANCE MATTERS
AI Governance Oversight
The Board, in coordination with the Audit Committee and Governance Committee, is responsible for overseeing
ServiceNow’s AI Governance program, which focuses on the responsible development and use of AI in our products and services and in third-party technologies we use internally. In fulfilling this oversight role, the Board regularly reviews and discusses AI-related matters and receives educational materials on relevant AI topics. The Audit Committee regularly conducts in-depth reviews of AI governance matters, including product development practices and compliance requirements, and the Governance Committee oversees AI policies and governance frameworks. Members of the Board also participate in the company-wide AI assessment and education program offered to employees that covers AI governance and attend AI and technology-focused conferences and programs designed for directors.
The AI governance framework overseen by the Board is built on transparency, compliance and ethical AI principles, supported by comprehensive policies, standard operating procedures and training programs. Our AI policies and guidelines set clear governance standards informed by key regulations and frameworks, while our standard operating procedures are designed to help ensure consistency, compliance and ethical AI use across operations. We provide internal governance resources to guide teams in implementing AI best practices and customer-facing materials to transparently communicate our AI governance approach. Additionally, our Responsible AI training is designed to equip employees with the knowledge needed to develop, deploy, and use AI ethically and in alignment with our governance standards. Through these initiatives, we maintain a strong governance framework that drives responsible AI innovation and accountability.

AI Governance Highlights	AI Governance Structure

•We have a comprehensive set of AI
governance policies and standard operating
procedures, including an Enterprise Artificial
Intelligence Governance Policy that provides
for effective AI governance through executive
sponsorship and oversight by a steering
committee composed of executive leadership,
overseeing product and development
operations, including risk management across
the product lifecycle, promoting accountability
and governance, and engaging with experts
and the AI community to continually refine
governance frameworks and best practices.
•We maintain cross-functional AI workstreams
composed of representatives from legal,
product, risk, data governance, AI research,
user experience and engineering, serving
as the central hub for AI governance,
driving strategic planning and cross-
functional collaboration.
•We have published a set of AI guidelines
informed by key regulations and frameworks,
including the European Union AI Act and
National Institute of Standards and
Technology AI Risk Management Framework.
These guidelines outline our commitment to
developing human-centered, transparent and
accountable AI products while promoting
responsible practices.
Board of Directors
	Audit Committee	Governance Committee
Executive Sponsorship
Steering Committee
Core Leadership & AI Workstreams

2026 PROXY STATEMENT	35
BOARD AND CORPORATE GOVERNANCE MATTERS
Director Engagement
Board and Committee Meetings and Attendance
The Board meets periodically during the year to review significant developments affecting us and to act on matters requiring Board approval. Directors are invited and encouraged to attend our shareholder meetings. Eight of our then-
serving directors attended our 2025 Annual Meeting.

Number of Committee Meetings in 2025

4 Audit	5 Leadership Development and Compensation	4 Nominating and Governance
In 2025, there were a total of seven Board meetings. Except for Mr. Chadwick, each current member of the Board participated in at least 75% of the aggregate of all meetings of the Board and of the committees on which such member served during the period the director served as a Board member in 2025.
Executive Sessions of the Board
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Our Lead Independent Director presides at these meetings.

Director Orientation and Continuing Education
Our directors are expected to stay informed on issues affecting ServiceNow, our industry, and their general responsibilities as directors. The Board encourages directors to participate annually in continuing education programs, which are offered through Board meetings, discussions, and dedicated information sessions outside of meetings. New directors participate in orientation programs to familiarize themselves with our business, strategy and policies, helping them deepen their understanding of our business and our industry and maximize their contributions to the Board. Additionally, directors have access to further orientation and educational opportunities when assuming new or expanded roles on the Board or its committees. The Company’s management and the Board have also created educational opportunities focused on the
Company’s business and relevant issues to facilitate a more detailed understanding of the issues the Company faces.

36
BOARD AND CORPORATE GOVERNANCE MATTERS
Board and Committee Evaluations
Each year, the Governance Committee leads the Board’s annual evaluation of Board performance to assess whether the
Board, its committees and individual directors are working effectively, and to provide an opportunity to reflect upon and improve processes and effectiveness. The evaluation process encourages candid feedback on the Board’s performance, both as a whole and at the committee and individual director levels. Directors provide input through anonymous assessments, which may be conducted via written or oral questionnaires facilitated internally or by an external advisor.
The findings are then reviewed in Board and committee discussions, with any necessary actions identified and implemented in collaboration with management.

1	2

Certain Topics Covered In 2025
•Board and committee structure
and composition
•Skills and qualifications of individual directors
•Board dynamics and culture
•Board and management roles and
communication
•Succession planning and retention of
key personnel

Determine Self- Evaluation Format The self-evaluation may be in the form of written or oral questionnaires administered by Board members, management or third parties.	Evaluation The evaluations solicit anonymous input from directors on the performance and effectiveness of the Board, its committees, and individual directors.

4	3
Certain Actions Taken
•Evolve succession planning and
retention strategies for key personnel
•Streamline Board and management
communication process
•Enhance flow of meetings
•Evaluate skill sets represented on
the Board

Feedback Incorporated and, where appropriate, addressed with management.	Summary, Review and Discussion Input received from the formal self-evaluation is discussed during Board and committee meetings and, where appropriate, addressed with management.

2026 PROXY STATEMENT	37
BOARD AND CORPORATE GOVERNANCE MATTERS
Succession Planning
CEO and Management Succession Planning
Succession planning for our CEO and other executive officers is a key part of the Board’s annual review of human capital management. While we believe we have the right management team in place for now and the future, we also believe it is important to always be developing the next generation of leaders for the Company. For that reason, each year the Board, working with our CEO and Chief People Officer, undertake a thorough review of the succession plans for each of our executive officers. For each position, the Board considers whether there is a potential successor who could immediately step into a role, whether there is an individual who could develop into the role or whether the Company would have to look to outside talent for a successor. For the individuals identified as successors, the Company creates a development plan to help the person grow as a leader over time. The Board and management strive to create growth opportunities for those individuals both to continue their development as leaders and to promote retention. The Company’s executive management undertakes a similar succession planning exercise for their own direct reports.
Additionally, in the event of an emergency or the retirement of a member of the Company’s senior management, the independent directors, in consultation with the CEO, assess management needs and evaluate the abilities of potential successors to maintain leadership continuity.
Board Refreshment and Leadership Structure
The Board is committed to maintaining strategic alignment and effective oversight by taking steps to ensure its composition, leadership and succession planning support the Company’s long-term success. The Board regularly evaluates its size and composition, balancing fresh perspectives with institutional knowledge while considering tenure, leadership transitions, and Board skills in light of the needs of the Board at the time, among other considerations. The
Board also periodically rotates committee chairs and membership and regularly assesses its leadership structure, including the roles of the Chairman, Lead Independent Director, and committee leadership, to strengthen governance and oversight. Through these efforts, the Board remains dynamic, strategically focused, and well-positioned to guide the
Company forward.

38
BOARD AND CORPORATE GOVERNANCE MATTERS
Shareholder Engagement
We are Committed to Robust Shareholder Engagement
We actively engage with shareholders at least twice a year to better understand their priorities and perspectives on significant issues, including Company strategy and performance, corporate governance, executive compensation, sustainability matters and other topics. Our outreach efforts are led by our Compensation Committee Chair, Susan L.
Bostrom, and Global People, Investor Relations and Legal teams. In connection with our 2025 Annual Meeting and through early 2026, we undertook significant engagement and, in some instances, met multiple times with the same investors. Our Compensation Committee Chair participated in a portion of these meetings.
Full-Year
Shareholder
Engagement

We contacted 56% of our outstanding shares

We engaged 43% of our outstanding shares
In addition, our comprehensive shareholder engagement program is supplemented by our Investor Relations team, frequently along with our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, engaging with our shareholders throughout the year through quarterly earnings calls, investor conferences, user-group meetings and product- and customer-related communications. We also use multiple communication channels to interact with our retail shareholders, such as our Annual Report and periodic updates to our website.
Shareholder Engagement Cycle
We Follow a Comprehensive Engagement Plan

Summer Assess Annual Meeting results to determine next steps, and prioritize post Annual Meeting shareholder engagement focus areas
Fall/Winter
•Hold off-season shareholder
engagement to solicit feedback and
report to the Board, Compensation
Committee and Governance
Committee
•Incorporate input from
shareholder meetings into Annual
Meeting planning

Spring •Publish our Proxy Statement and Annual Report •Conduct our Annual Meeting shareholder engagement to seek feedback

2026 PROXY STATEMENT	39
BOARD AND CORPORATE GOVERNANCE MATTERS
What We Heard During Shareholder Engagement
During our recent conversations with shareholders, we gained meaningful perspectives on the issues they prioritize.
These conversations reinforce the importance of maintaining an open dialogue with shareholders to better understand their priorities as we work to drive long-term value.

What We Heard During Engagement	Our Perspective/How We Responded

Strategy •AI and M&A strategy and oversight. Questions regarding our AI and M&A strategy, including the Board’s oversight, and how we intend to advance our competitive position

•AI: We discussed the Board and its committees’
oversight of AI, as well as our management
committees, such as our AI Steering Committee and
have provided additional information on our Board’s
approach to AI oversight in this Proxy Statement. We
also provided an overview of our AI strategy,
emphasizing how we leverage AI responsibly to drive
innovation, enhance efficiency and strengthen our
competitive position.
•M&A: We discussed the Board’s oversight role in
M&A, our disciplined M&A strategy and the rationale
for recently announced acquisitions.

Corporate Governance •Board refreshment. Questions regarding potential refreshment and skills/areas for refreshment

•We discussed our ongoing evaluation of Board
candidates to support our strategy, emphasizing the
importance of having the right skills and expertise on
the Board to advance and oversee Company strategy.

Executive Compensation •Compensation design. Generally pleased with program changes that were fully implemented in 2025, which were viewed as significant and responsive to shareholder feedback

•We discussed shareholders’ general satisfaction with
the Company’s executive compensation program,
including recent enhancements to our compensation
program, and their consistently positive feedback on
the quality of our disclosures.
•See Compensation Discussion and Analysis—
Executive Summary for additional information
about responsive changes to our executive
compensation program.

Culture and Talent
•Employee Engagement. Questions about our
employee engagement and how we measure
engagement as well as our ability to attract and
retain employees
•Succession Planning. Questions about
leadership succession planning and
development of potential successors

•We provided insights into our approach to measuring
employee engagement through our annual employee
voice survey and highlighted our commitment to
fostering a strong workplace culture.
•See —Succession Planning for additional information
about CEO and management succession planning.

40
BOARD AND CORPORATE GOVERNANCE MATTERS
Other Governance Policies
and Practices
Transactions with Related Parties
Review and Approval of Related Party Transactions
We have a written Related Party Transactions Policy that requires review and approval of all relationships and transactions exceeding $120,000 in which the Company is a participant and in which a “related person” (including any director, director nominee, executive officer or greater than 5% beneficial owner of our common stock or any immediate family member of the foregoing) has a direct or indirect material interest. In determining whether to approve or ratify such transactions, our Audit Committee considers the relevant and available facts and circumstances, including, for example, the extent of the related person’s interest in the transaction, the material facts of the transaction, the aggregate value of such transaction and whether the transaction is on terms no less favorable than those generally available to an unaffiliated third-party under the same or similar circumstances.
Related Party Transactions. The Company engaged Jeff Miller, a former director, to serve as Chancellor Emeritus of
ServiceNow University for one year in exchange for $365,000 in cash compensation. ServiceNow University is our free learning hub, open to organizations and individuals throughout the ServiceNow ecosystem, that provides professional development tools and resources to strengthen technical AI skills, industry knowledge and leadership capabilities.
The daughter of our executive officer, Mr. Fipps, accepted an offer of employment with the Company to start later this year. Her annual compensation, which will exceed $120,000, is commensurate with the compensation of her peers and has been established in accordance with the Company’s compensation practices applicable to employees with equivalent qualifications, experience and responsibilities.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors to the fullest extent permitted by Delaware law. Subject to certain limitations, our indemnification agreements and Bylaws also require us to advance certain expenses incurred by our directors and officers.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, orientation of new directors, continuing education for directors, Board and director candidates’ skills and perspectives and other policies for the governance of the Company. Our Corporate
Governance Guidelines are available in the Investor Relations section of our website under the link to “Governance –
Corporate Governance” under the section titled “Governance Resources,” which can be found at
investors.servicenow.com. The Corporate Governance Guidelines are reviewed at least annually by our Governance
Committee, and changes are recommended to the Board.
Code of Ethics
We have adopted a Code of Ethics that applies to all of our executive officers, employees and directors. Our Code of
Ethics is posted in the Investor Relations section of our website under the link to “Governance – Corporate Governance”
under the section titled “Governance Resources,” which can be found at investors.servicenow.com. Any amendments or waivers of our Code of Ethics pertaining to a director or one of our executive officers will be disclosed on our website at the above-referenced address. The Code of Ethics is reviewed at least annually by our Governance Committee, and any changes are recommended to and, if appropriate, approved by the Board.

2026 PROXY STATEMENT	41
BOARD AND CORPORATE GOVERNANCE MATTERS
Insider Trading Policy
The Company has adopted an Insider Trading Policy that governs transactions in our securities by the Company, its directors, officers, employees, consultants, and contractors. This policy is designed to ensure compliance with applicable insider trading laws, rules, and regulations. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual
Report on Form 10-K for the fiscal year ended December 31, 2024.
Communication with Board of Directors
Any interested party wishing to communicate with the Board, or any individual member of the Board, may write to the
Board of Directors, c/o ServiceNow, Inc., 2225 Lawson Lane, Santa Clara, California 95054 or send an email to
ir@servicenow.com with a request to forward the communication to the intended recipient. We reserve the right not to forward to the Board any abusive, threatening or otherwise inappropriate materials.

42
Director Compensation
Members of the Board who are not ServiceNow employees receive compensation for their service on the Board. The goal of our director compensation program is to help attract, motivate and retain directors capable of making significant contributions to the long-term success of the Company. To further align the interests of our directors with our shareholders, our directors are required to own a minimum amount of equity, as described below in Compensation Discussion and
Analysis—Compensation Policies and Practices—Stock Ownership Guidelines. In addition, non-employee directors are reimbursed for their reasonable travel expenses incurred in attending Board and committee meetings, certain Company events and approved continuing education programs.
The Compensation Committee is responsible for reviewing director compensation annually and making recommendations to the Board. The Compensation Committee also reviews competitive market data in consultation with the Board and its independent compensation consultant, Pay Governance. The Board determines the form and amount of non-employee director compensation after considering the Compensation Committee’s recommendations. For 2025, non-employee director compensation was adjusted to align with peer and median practices by increasing the Audit Committee annual retainer from $15,000 to $20,000.
The following shows the non-employee director compensation mix:
Annual Cash and Equity Mix
Cash Retainers
Our non-employee directors receive annual cash
retainers for their service on the Board and its
committees. The Lead Independent Director receives
an additional annual cash retainer for his or her
service. The table to the right includes the annual
cash retainers for 2025. All retainers are paid in
quarterly installments based on service during the
prior quarter. Compared with 2024, the only
Committee Annual Retainer increase was the Audit
Committee member annual retainer, which increased
from $15,000 to $20,000. No other changes to annual
retainers were made.

Board Service Annual Payments
Annual Retainer		$40,000
Lead Independent Director Retainer	$50,000

Committee Annual Retainers	Chair	Member
Audit	$40,000	$20,000
Compensation	$25,000	$15,000
Governance	$20,000	$10,000

2026 PROXY STATEMENT	43
DIRECTOR COMPENSATION
Equity Awards
Each year on the date of our annual meeting, each continuing non-employee director is granted a restricted stock unit
(“RSU”) award. Directors were granted an annual RSU award on May 22, 2025, the date of our Annual Meeting, with a target aggregate grant date fair value of $325,000 based on the fair market value of our common stock on the date of grant. Each such annual RSU award will vest in full on the earlier of the first anniversary of the grant date or the date of the Company’s subsequent annual meeting, so long as such director continues to provide services to us through such date. If a director’s service ends on the vesting date, then the vesting shall be deemed to have occurred.
Newly-elected or -appointed non-employee directors are granted an RSU award with an aggregate target grant date fair value of $325,000 or a pro-rated initial RSU award based on the number of months served until our next annual meeting in the event such director joins the Board other than at the annual meeting, immediately aligning director and shareholder interests. Such initial RSU awards vest in full on the date of our next annual meeting, so long as such director continues to provide services to us through such date.
No non-employee director who is a former employee of the Company will receive an initial RSU award or an annual RSU award if that former employee director is still vesting in equity awards granted for prior service as a Company employee.
All equity awards granted to non-employee directors accelerate and vest in full in the event of a change in control of the
Company. In addition to the awards provided for above, non-employee directors are eligible to receive discretionary equity awards; however, no such discretionary equity awards were granted in 2025.
Director Compensation - 2025
The following table provides information for the year ended December 31, 2025, regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director for all or a portion of 2025. The table excludes
Mr. McDermott, who did not receive separate compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Susan L. Bostrom	115,000	324,031	439,031
Teresa Briggs	80,000	324,031	404,031
Jonathan C. Chadwick(2)	60,000	324,031	384,031
Paul E. Chamberlain	75,000	324,031	399,031
Lawrence J. Jackson Jr.	50,000	324,031	374,031
Frederic B. Luddy	40,000	324,031	364,031
Joseph “Larry” Quinlan	60,000	324,031	384,031
Anita M. Sands	75,000	324,031	399,031
Deborah Black(3)	19,505	—	19,505
Jeffrey A. Miller(4)	21,456	—	21,456
(1)Amounts listed under “Stock Awards” in the foregoing table represent the aggregate fair value computed as of the grant date of each restricted stock unit (“RSU”) award during 2025 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification
(“ASC Topic 718”). The fair value of our common stock on the date of grant is used to calculate the fair value of RSUs as disclosed in Note 2 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2025. As required by
SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Each of our current non-
employee directors held outstanding RSU awards with respect to 1,595 shares of common stock as of December 31, 2025. The table excludes
Mr. McDermott, whose outstanding awards are reflected in the section titled “Executive Compensation Tables—2025 Outstanding Equity
Awards at Fiscal Year End.”
(2)Mr. Chadwick is not standing for re-election to the Board at the Annual Meeting.
(3)Ms. Black’s compensation reported in this table represents a pro-rated amount of the annual retainer paid to Ms. Black prior to her term expiring at the end of our 2025 Annual Meeting.
(4)Mr. Miller’s compensation reported in this table represents a pro-rated amount of the annual retainer paid to Mr. Miller prior to his term expiring at the end of our 2025 Annual Meeting.

44
Corporate Sustainability
Technology is at the core of everything we do, driving innovation and shaping the future of work. ServiceNow is united by a shared belief in the transformative power of technology. Guided by our purpose to “make the world work better for everyone,” we remain committed to building the Defining AI Enterprise Software Company of the 21st Century. As we
pursue this vision, we are dedicated to sustaining our planet, creating access to opportunity and upholding integrity in everything we do.
Sustaining Our Planet
Our environmental sustainability commitments — including 100% renewable electricity, carbon neutral cloud for our customers and near-term science-based targets approved by the Science Based Targets initiative (“SBTi”) — reflect our conviction that responsible resource management strengthens our long-term operating model. Details and progress of our climate commitments, governance, strategies and climate-related risks and opportunities are included in our annual corporate sustainability report and climate transition plan.
Environmental Sustainability and AI
AI’s growth demands responsible energy and water management. ServiceNow is addressing this challenge by optimizing
GPU efficiency, advancing cooling innovations and prioritizing renewable energy. Through data center partnerships, staff training and climate risk assessments, we embed sustainability at every level. Our approach focuses on running efficient large language models on the ServiceNow AI Platform, empowering customers with AI-driven workflows while minimizing environmental impact. By designing AI responsibly, we help technology drive progress—without compromising sustainability.
Creating Access to Opportunity
Our recruiting efforts and talent development initiatives are designed to empower individuals and foster a culture of inspiration and innovation. Attracting top talent, investing in learning and development, and engaging our workforce are essential to building the Defining AI Enterprise Software Company of the 21st Century.

Workplace Insights: Engagement & Impact (as of December 31, 2025)

80% Engagement on Employee Voice Survey(1)	1.6M Job applicants	6.1% Voluntary turnover globally(2)	90% Employees would recommend ServiceNow as a great place to work	76K Employee volunteer hours

(1)Employee engagement is measured by the percent favorable response to five questions on our employee voice survey, which are focused on employee motivation, pride, recommendation and present and future commitment.
(2)Voluntary turnover is benchmarked against the broader Software, SaaS and Technology Industry, where rates range from 7.3% - 8.7%.

2026 PROXY STATEMENT	45
CORPORATE SUSTAINABILITY
Acting with Integrity
Our governance programs underpin the effectiveness of our work by mitigating business risks and establishing a strong foundation of trust - both internally and for our stakeholders. Also, our core values - Win as a Team, Create Belonging,
Wow Our Customers, and Stay Hungry and Humble - along with our ethical principles, reinforce our commitment to doing the right thing for all our stakeholders.

Our ethical principles - Transparency, Responsibility, Understanding, Supervision, and Teamwork (TRUST) - form the core of our Code of Ethics, alongside our shared values and purpose.	We encourage employees to employ the Think, Act, and Prevent (TAP) strategy to help become “active bystanders” to intervene to stop unethical behavior before it becomes an issue.

We maintain a Speak Up program to confidentially raise ethical concerns without fear of retaliation.	We aim to develop and use AI responsibly, prioritizing a human-centered approach, transparency, integrity, and accountability.
Awards and Recognition

Fortune World’s Most Admired Companies(1)	Glassdoor Best Places to Work	Built In Best Places to Work(2)	World's Most Ethical Companies Honoree List
(1)© 2026 FORTUNE Media IP Limited. All rights reserved. Used under license.
(2)Built In is a recruitment and employer reputation platform that annually recognizes U.S. companies for their culture, benefits and compensation practices.

46
Executive Leadership
Unless otherwise noted, the following individuals are designated as executive officers of the Company, their ages and their positions are shown below.

Name	Age	Position

William R. McDermott	64	Chairman and Chief Executive Officer

Gina Mastantuono	55	President and Chief Financial Officer

Amit Zavery	54	President, Chief Product Officer and Chief Operating Officer

Paul Fipps	53	President, Global Customer Operations

Jacqueline Canney	58	Chief People and AI Enablement Officer

Hossein Nowbar	58	President, Chief Legal Officer and Secretary

The Board appoints our executive officers, who then serve at the discretion of the Board. There is no family relationship between any of the directors or executive officers and any other director or executive officer of ServiceNow.
For biographical information of our Chairman and Chief Executive Officer, Mr. McDermott, please refer to “Nomination
Process and Nominees—Director Nominees” above.

Gina Mastantuono President and Chief Financial Officer In current role since: January 2025 With ServiceNow since: January 2020 Age: 55

Current Directorships:
•Member of the board of
directors of Roblox
Corporation (NYSE:
RBLX), an online
platform company
•Member of the board of
directors of Gong.io Inc.,
a revenue intelligence
platform company
Education:
•State University of New
York at Albany, B.S.
degree, Accounting and
Business Administration

Experience:
•President and Chief Financial Officer of ServiceNow, Inc. (January 2025–Present)
•Chief Financial Officer of ServiceNow, Inc. (January 2020–January 2025)
•Executive Vice President and Chief Financial Officer of Ingram Micro Inc., a provider of global technology and supply chain services (December 2016–January 2020)
•Executive Vice President, Finance of Ingram Micro Inc. (April 2013–
December 2016)
•Senior Vice President, Chief Accounting Officer and International Chief Financial
Officer of Revlon, Inc,. a cosmetics, skin care, fragrance and personal care company (June 2007–April 2013)
•Various executive finance roles at InterActiveCorp., a media and internet company
•Position in entrepreneurial services group at Ernst & Young

2026 PROXY STATEMENT	47
EXECUTIVE LEADERSHIP

Amit Zavery President, Chief Product Officer and Chief Operating Officer In current role since: November 2024 With ServiceNow since: November 2024 Age: 54

Current Directorships:
•Member of the board of
directors of Broadridge
Financial Solutions, Inc.
(NYSE: BR), a financial
technology company
Education:
•Carnegie Mellon
University, M.S. degree,
Information Networking
•The University of Texas at
Austin, B.S. degree,
Electrical and Computer
Engineering

Experience:
•President, Chief Product Officer and Chief Operating Officer of ServiceNow, Inc.
(November 2024–Present)
•Vice President and General Manager and Head of Platform of Google Cloud of
Google LLC (March 2019–November 2024)
•Executive Vice President and corporate officer of Oracle Cloud Infrastructure and
Middleware products
•Numerous leadership roles at Oracle Corporation over 24 years, most recently as
Executive Vice President and Corporate Officer of Oracle Cloud Infrastructure and
Middleware products (1994-2019)

Paul Fipps President, Global Customer Operations In current role since: April 2025 With ServiceNow since: March 2021 Age: 53

Current Directorships:
•Member of the board of
directors of NetApp, Inc.
(NASDAQ: NTAP), a
provider of cloud data
services
Education:
•University of Baltimore,
B.S., Information
Systems, and MBA
•Graduate of The Wharton
School's Advanced
Management Program

Experience:
•Executive Vice President of Worldwide Sales of ServiceNow, Inc. (January 2025–
April 2025)
•President of Global Industries and Strategic Growth of ServiceNow, Inc. (January
2024–January 2025)
•President of Strategic Accounts of ServiceNow, Inc. (October 2022–January 2024)
•Senior Vice President, Customer and Partner Excellence of ServiceNow, Inc. (March
2021–January 2024)
•Numerous leadership roles at Under Armour, most recently as President UA
Connected Fitness and Chief Experience Officer (2014–2020)
•U.S. Army (1991–1994)

48
EXECUTIVE LEADERSHIP

Jacqueline Canney Chief People and AI Enablement Officer In current role since: January 2025 With ServiceNow since: July 2021 Age: 58

Other Leadership
Experience and Service:
•Member of the board of
directors of Wonder
Group, Inc., a food
delivery tech company
•Member of the board of
directors of Project
Healthy Minds, a
nonprofit
•Board of Trustees,
Boston College
Education:
•Boston College, B.S.,
Accounting

Experience:
•Chief People and AI Enablement Officer of ServiceNow, Inc.
(January 2025–Present)
•Chief People Officer of ServiceNow, Inc. (July 2021–January 2025)
•Global Chief People Officer of WPP Group, a communications, experience, commerce and technology company (June 2019–July 2021)
•Executive Vice President, Global People at Walmart Inc., a multinational retail corporation (August 2015–May 2019)

Hossein Nowbar President, Chief Legal Officer and Secretary In current role with ServiceNow since: December 2025 Age: 58

Education: •University of Washington, B.A., Political Science •University of Washington School of Law, J.D.
Experience:
•Chief Legal Officer and Corporate Vice President of Microsoft Corporation
(2023–2025)
•General Counsel, Corporate Legal Affairs and Corporate Secretary of Microsoft
Corporation (2021–2023)
•Corporate Vice President & Deputy General Counsel - Cloud + AI of Microsoft
Corporation (2019–2021)
•Vice President & Deputy General Counsel of Microsoft Corporation (2008–2019)
•Associate General Counsel, Senior Attorney of Microsoft Corporation (1997–2008)

2026 PROXY STATEMENT	49
Proposal 2
Advisory Vote to Approve
Executive Compensation
(“Say on Pay”)

The Board recommends a vote “FOR” this proposal.
Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to approve the compensation of our NEOs as disclosed in this Proxy Statement. We conduct a say on pay vote every year at the Annual Meeting. While the vote is non-binding, the Board and the Compensation Committee consider the results of the say on pay vote as part of their ongoing evaluation of our executive compensation program.
In considering their say on pay vote, we urge shareholders to carefully review the information on our compensation policies and decisions presented in the “Compensation Discussion and Analysis,” as well as the discussion about the
Compensation Committee in the section above titled “Board and Corporate Governance Matters—Board Committees.”
Our goal for our executive compensation program is to attract, retain and motivate our NEOs who are critical to our success. We seek to accomplish this goal in a way that rewards performance and is aligned with our shareholders’ long-
term interests. We believe our executive compensation program has been instrumental in helping us achieve our strong financial performance.

Advisory Vote and Recommendation of the Board

We are asking the shareholders to indicate their support for the compensation of our NEOs as described in this Proxy
Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Board requests that the shareholders approve the following resolution at the Annual Meeting:
RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation
S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement, is hereby approved.
While the results of this advisory vote are not binding, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions regarding named executive officers. The Compensation Committee and the Board value the opinions of our shareholders. Unless the Board modifies its determination on the frequency of future say on pay advisory votes, the next say on pay advisory vote will be held at our 2027 Annual Meeting.

Vote Required

The approval of this non-binding proposal requires the affirmative vote of the holders of a majority of the voting power of the shares of common stock entitled to vote on the proposal that are present in person or represented by proxy at the meeting and are voted “FOR” or “AGAINST” this proposal. Broker non-votes and abstentions will have no effect on the outcome of the vote.
The Board recommends a vote ”FOR” this proposal.

50
Letter from the Leadership
Development and Compensation
Committee
A Message to Our Fellow Shareholders:
As the members of the Leadership Development and Compensation Committee of ServiceNow, we see it as our
responsibility to attract, retain and grow the talent we need to build the Defining AI Enterprise Software Company of the
21st Century. We are building this defining company in an unprecedented environment. AI and the broader technology landscape are advancing more rapidly than at any point in history. The pace of AI innovation – and the expectations it creates for enterprise software – shifts almost daily. To achieve success, our employees must be fluent in AI, dedicated to understanding how our customers can use that technology to reinvent their businesses, and passionate about executing that vision. Our employees must be grounded in our purpose – to make the world work better for everyone. And we believe they must have visionary, driven leadership — stable in composition, consistent in execution, and built to perform through periods of rapid change such as this.
We believe ServiceNow has created a culture uniquely postured to meet this environment. We are guided by our values:
to Wow our Customers; to Win as a Team; to Create Belonging; and to Stay Hungry and Humble. These values keep our customers’ success at the center of all we do. With our values at our core, we will navigate a rapidly changing world of technology and expectations. By focusing on our customers’ needs, our platform can become a core tool used by them to reshape their business, whether their business is telecommunications, financial services, pharmaceuticals or government.
Serving our customers requires us to foster a culture of fierce innovation to create solutions to meet those needs and relentless execution to deploy those solutions.
Our dedication to purpose and culture has led to outstanding performance. In 2025, we significantly grew both the top line and the bottom line of our business. Our subscription revenues grew by over 21 percent to $12.9 billion. Our free cash flow margin grew to 35 percent, generating over $4.6 billion in free cash flow that the Company can use to further invest in the business.(1) We have invested that cash to further innovate and evolve our workflows to better meet the needs of our customers’ growing demands, particularly in our AI powered products, and it shows. Our customers renew their subscription contracts with us at a rate of 98 percent, as they have for seven years running, and we now have over 600 customers who spend more than $5 million per year with us. As we further innovate, embedding AI into the ServiceNow
Platform and all our workflows, we believe our growth will continue as we deliver greater value for customers across all industries. In 2025, sales of our Now Assist product, our AI powered workflows, exceeded $600 million in annual contract value and is on track to exceed $1 billion in 2026.
We are proud of these results. We also recognize that our stock price has not fully reflected this performance in recent months, and we understand that some in the market have questions about the road ahead. While we take those questions seriously, we remain confident in the strength of our business model. ServiceNow does not need to adapt to the AI era – it was built for it. The fundamentals of our business are strong, the opportunity in front of us is large, and we believe that today’s enterprises need exactly what we have built: a platform capable of orchestrating AI across the entire organization.
Our conviction is grounded not in optimism alone, but in two decades of deep customer relationships, institutional knowledge of how work actually flows across complex organizations, and a platform architecture that enterprises already trust to run their most critical processes. We believe that discipline and consistency of vision — not reaction to short-term market sentiment — is what will continue to create long-term value for our shareholders.
(1)See Appendix B for a reconciliation of GAAP to non-GAAP metrics and other information.

2026 PROXY STATEMENT	51
LETTER FROM THE LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE
We believe that our executive team has played a unique role in shaping our purpose, our culture and our business. Our executive team consists of experienced, savvy leaders who have a deep understanding of our business and our industry and who understand the important connection between our culture and our performance. Our compensation programs have allowed us to maintain stability among our high-performing executive ranks, despite an intensely competitive industry where the demand for talent greatly exceeds the supply of qualified candidates and our executives are regularly recruited by others willing to offer larger compensation packages.
This is especially true of our CEO. We believe Bill McDermott is uniquely positioned to lead our company through this time of innovation — and we have made a deliberate decision to say so clearly. In late 2025, we agreed to an amendment to his employment agreement pursuant to which he dedicated himself to supporting the company through 2030, whether as CEO, co-CEO, Executive Chair or Non-Executive Chair, at the discretion of the Board. That decision was not made casually. It reflects the Committee’s considered judgment that continuity of leadership — particularly this leader, at this moment — is a strategic asset. We are confident that Mr. McDermott’s continued service will benefit the Company and its shareholders.
As we invest in this team, we are conscious of the feedback from you, our shareholders. Over the years, we have actively and regularly engaged with you, and by listening to you, we believe we have created a compensation program that serves to attract and retain the best talent while responsibly promoting shareholder interests. In 2025, you supported our executive compensation program with a vote of 89 percent support, and we hope that our program continues to earn your endorsement.
We remain committed to competitive compensation because we believe in this team — and this team has performed.
Since Mr. McDermott began as our CEO, our stock performance has significantly outperformed our peer group and the
S&P 500. We attribute that success to the commitment of our executive team to a culture of purpose, innovation and execution. The same conviction that has driven that outperformance guides our compensation decisions today. We have accomplished much, and we remain excited — and clear-eyed — about this next phase of building the Defining AI
Enterprise Software Company of the 21st Century.
Thank you for your investment, your engagement and your lasting commitment to the success of ServiceNow.
Sincerely,

Susan L. Bostrom (Chair)	Paul E. Chamberlain	Anita M. Sands

52
Compensation Discussion
and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program for 2025, including information relating to our compensation decisions for our NEOs:(1)

William R. McDermott
Chairman and Chief Executive Officer

Gina Mastantuono
President and Chief Financial Officer

Amit Zavery
President, Chief Product Officer and Chief Operating Officer

Paul Fipps
President, Global Customer Operations

Jacqueline Canney
Chief People and AI Enablement Officer

(1)Paul Smith, former President Global Customer and Field
Operations, also was an NEO for 2025.
Table of Contents:

2026 PROXY STATEMENT	53
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
2025 Financial Highlights
2025 was another strong year of sustained growth for ServiceNow, as we continued to deliver robust revenue growth and significant margin expansion.
Strong Growth and Profitability

Growth			Profitability

21%	98%	$13.3B	31%	35%	$4.6B

Subscription Revenues Growth Y/Y	Industry Renewal Rate 7 Years in a Row(1)	Total Revenues	Non-GAAP Operating Margin(2)	Free Cash Flow Margin(2)	Free Cash Flow (“FCF”)(2)

Subscription Revenues
Total Revenues Growth Y/Y
(3)
Non-GAAP Operating Income Growth Y/Y
(2)
(3)
FCF Growth Y/Y
(3)

Numbers rounded for presentation purposes. ServiceNow metrics as of December 31, 2025, except as noted otherwise.
(1)We adjust our renewal rate for acquisitions, consolidations and other customer events that cause the merging of two or more accounts occurring at the time of renewal. For additional information, please see the discussion under the sections titled “Management’s Discussion and
Analysis of Financial Condition and Results of Operations—Key Business Metrics” in our Annual Report on Form 10-K for the year ended
December 31, 2025.
(2)See Appendix B for a reconciliation of GAAP to non-GAAP metrics and other information.
(3)Represents the weighted average metric of our 2025 Peer Group with a comparable growth metric for the last reported four fiscal quarters based on information available as of February 28, 2026. See “—Compensation Policies and Practices—Peer Companies” for our 2025 Peer
Group. Only 2025 Peer Group members with positive FCF were included in the FCF growth calculation. Those with negative FCF were excluded from the calculation.

54
COMPENSATION DISCUSSION AND ANALYSIS
Compensation Philosophy and Objectives
Our executive compensation program is built on our core philosophy of aligning pay with Company performance and motivating the achievement of our strategic and financial goals. We believe this philosophy incentivizes value creation for our shareholders. To drive this value creation, we must attract, retain and motivate top talent in a highly competitive market. Our continued success has made our employees, including our executives, more attractive as candidates for employment with other leading companies. As such, we design our compensation program to achieve the following objectives:

Attract and retain talent	•attract, motivate and retain leaders of outstanding ability and potential in a competitive market for talent to become the Defining AI Enterprise Software Company of the 21st Century

Pay for performance	•reward strong performance appropriately and motivate outperformance relative to our strategic and financial goals •demand and reward the achievement of aggressive key performance targets

Align with shareholders	•align our compensation program with the creation of short-term and long-term value for shareholders •demonstrate disciplined equity usage

Drive the future of ServiceNow
•promote our purpose of making the world work better for everyone
•reinforce our values, which serve to motivate our leaders to execute at an elite level and deliver the highest level of Company, team and individual performance

Say on Pay and Shareholder Engagement
We are committed to the ongoing review and enhancement of our executive compensation program. Shareholder feedback is an important part of this process, and by actively engaging with our shareholders, we gain valuable insights and perspectives that help inform our approach.

2025 Program Design is Responsive to Shareholder Feedback	2025 Compensation is Closely Tied to Performance

  Extensive Board-led shareholder engagement over
multiple years helped inform enhancements to our
executive compensation program
  Strong endorsement by shareholders of
compensation program modifications
  Metrics in compensation plan align with long-term
shareholder value creation

  Significant portion of total target annual
compensation is “at risk”
  Significant portion of total target annual
compensation tied to rigorous performance goals
  Metrics in compensation plan align with
strategic priorities and balance top line growth
with profitability
  Relative performance metric was retained in
response to shareholder feedback

Say on Pay Results. Approximately 89% of votes cast at our 2025 Annual Meeting supported our executive compensation program. The Compensation Committee believes that these voting results demonstrate strong support for our compensation philosophy and executive compensation program, including changes made in recent years.

89% Approval on Say on Pay

Shareholder Engagement. The Board and Compensation Committee value shareholder feedback on our compensation program and continued comprehensive engagement efforts following our 2025 Annual Meeting. Under Ms. Bostrom’s leadership, we conducted a robust shareholder engagement initiative. Our engagement revealed broad shareholder support for the changes made to our executive compensation program in recent years, which shareholders viewed as significant and responsive to their prior feedback. For additional information on our shareholder engagement efforts, please see the discussion under the section titled “Board and Corporate Governance Matters—
Shareholder Engagement.”

We contacted 56% of outstanding shares

We engaged 43% of outstanding shares

2026 PROXY STATEMENT	55
COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation Program Structure
Over the past two years, the Compensation Committee has made several changes to our executive compensation program in response to feedback from our shareholders, including:
•Eliminating overlapping metrics by removing the NNACV metric from our Long-Term Incentive Plan
•Lengthening the Long-Term Incentive Plan performance period to 3 years from 1 year
•Extending the PRSU vesting period to 3-year cliff vesting from 3-year ratable vesting
•Committing to not grant any one-time equity awards to any NEO holding a 2021 PSO Award with an ongoing performance period
We also made changes to other aspects of our executive compensation program, including, among other things, revising the non-financial component of the annual cash incentive to provide the opportunity for both a 10% upward or downward modification to the payout. In addition, the Committee retained the rTSR modifier (as defined below) for PRSUs, consistent with shareholder feedback on the value of this component in ensuring shareholder alignment.
The compensation program summarized below reflects these changes, effective for 2025 onward:

2025 Compensation Elements	Award Type	Structure
Base Salary	Cash	Fixed cash component set based on leadership retention needs, individual performance and scope of responsibilities, among other factors
Annual Cash Incentive	Cash	Performance period: 1 year Performance metrics: •NNACV (70%) •Non-GAAP operating margin (30%) •Non-financial goals
		•Performance-based adjustment (+/- 10%)	Effective 2025
Long-Term Incentive	PRSUs (60%)	Performance period: 3 years Vesting period: 3 years (cliff)	Effective 2025
Performance metrics: •Non-GAAP subscription revenues (100%) •rTSR vs. S&P 500 modifier (+/- 20%)
	RSUs (40%)	Vesting period: 3 years (ratable)	Effective 2025
To implement the responsive changes outlined above and mitigate significant year-over-year pay disruptions for our executive officers, the Compensation Committee established a transitional structure for the 2024 PRSUs, as discussed further in the section below titled “—Executive Compensation Program—Long-Term Incentive Plan—2024 PRSU First
Tranche Performance Results.”

56
COMPENSATION DISCUSSION AND ANALYSIS
2025 Executive Compensation Highlights
CEO Compensation
The Board sets CEO compensation levels at the start of each year, in consultation with the Compensation Committee and its independent compensation consultant. In determining the appropriate amount of each compensation element for 2025, the Board considered Mr. McDermott’s outstanding performance and leadership, as well as the Company’s exceptional financial results delivered in 2024. For 2025, the Board increased Mr. McDermott’s target compensation to the levels outlined below, reflecting the first adjustment to his target compensation since 2023. These changes recognize
Mr. McDermott’s leadership across a significantly larger and more complex organization, his contributions to the
Company’s sustained financial performance and execution and his criticality in driving the Company’s future direction.
These adjustments also improve the competitiveness of Mr. McDermott’s target compensation relative to our peer group and reflect the Board’s view that such alignment is essential to retaining top executive talent in an increasingly dynamic market.

Bill McDermott Chairman and Chief Executive Officer

2025 Target Compensation*

Base Salary:	$1.55 million

Annual Cash Incentive:	$3.5 million

Equity Award Value:	$40 million

* The chart above reflects the target compensation elements that the Compensation Committee approved for Mr. McDermott. A discussion of the outcomes of the performance-based compensation elements of Mr. McDermott’s compensation is found in the sections “—Executive
Compensation Program—Annual Cash Incentive” and “—Executive Compensation Program—Long-Term Incentive Plan.”
Shareholder Value Creation Under McDermott Leadership
As shown below, since Mr. McDermott became CEO in 2019, our TSR significantly outperformed the TSR of our 2025
Peer Group and the S&P 500. See “—Compensation Policies and Practices—Peer Companies” for a list of the companies in our 2025 Peer Group.
+$109 billion
market capitalization Increase
188%
NOW
141%
S&P 500
107%
2025 Peer Group

11/18/2019	12/31/2025

NOW	S&P 500	2025 Peer Group
Source: S&P Capital IQ, based on latest closing price as of December 31, 2025.

2026 PROXY STATEMENT	57
COMPENSATION DISCUSSION AND ANALYSIS
Other NEOs
In determining the target overall compensation for
each of the other NEOs, Mr. McDermott and the
Compensation Committee considered the Company’s
performance, individual performance, industry
benchmarks and external market references,
including competitive market and peer compensation
data. They also sought to closely align each
executive’s interests with those of our shareholders by
allocating a significant portion of total target annual
compensation to “at risk” compensation. Target
compensation is also designed to have a strong link
between pay and performance by having a significant
amount of compensation tied to rigorous financial and
non-financial performance goals to create sustained
shareholder value.
The chart reflects the average target percentage pay
mix of our other NEOs, except for Mr. Fipps, based on
total target annual compensation. Mr. Fipps’s
compensation is excluded from the analysis because
he did not receive executive officer level
compensation until his promotion in April 2025 and his
compensation structure was specifically designed to
facilitate his transition to executive officer. Mr. Fipps’s
compensation is more fully described below in the
section titled “—Executive Compensation Program—
Long-term Incentive Plan—Promotion of Paul Fipps.”

58
COMPENSATION DISCUSSION AND ANALYSIS
Executive Compensation Program
Overview of Key 2025 Compensation Elements
To execute our compensation philosophy, we carefully structure our executive compensation pay mix to retain, reward and motivate our executives for the short-term and the long-term. The table below summarizes key elements of our 2025 executive compensation program.

Pay Element	Form of Payment	Purpose
Base Salary	Cash	•Provides a fixed cash flow to attract and retain talent with market- aligned and peer group-aligned compensation
Annual Cash Incentive	Cash
•Incentivizes and rewards executives for outstanding short-term performance, aligning with the fast-paced and dynamic nature of our business
•Aligns to growth plan strategy and incentivizes achievement of pre-defined performance objectives
•Includes a diversified mix of rigorous metrics to drive growth and shareholder value creation

Performance-based RSUs	Equity
•Incentivizes long-term shareholder value creation and strong sustained financial performance
•Aligns to shareholder interests and long-term strategy
•Supports retention through extended performance periods and multi-
year cliff vesting
•Encourages focus on long-term success

Time-based RSUs	Equity	•Encourages behavior and initiatives that support sustained stock price growth and also acts as an effective retention tool
Metrics Underlying 2025 Performance-Based Compensation
The performance metrics applicable to the 2025 annual cash incentive and PRSUs under the 2025 long-term incentive plan (“LTIP”) are linked to our financial and operational performance and closely align executive compensation with short-term and long-term shareholder value creation. In addition, the non-financial performance component of the NEOs’
2025 annual cash incentive payout takes into consideration progress on goals that advance our broader business strategy, including our operational and cultural priorities.

Metric/ Component	Rationale	Annual Cash Incentive Plan	LTIP (PRSUs)
NNACV
Represents bookings from new customers and additional bookings from existing customers. It is an effective measure of our
performance as the new business booked in a given year typically is subject to a 3-year contract, which, when combined with renewal rates remaining at an industry-leading 98%, can be a reliable indicator of revenue and customer relationships for many years into the future.

Non-GAAP Operating Margin	Measures the core profitability of our operations. This metric motivates more efficient performance and execution across all organizations and at all levels within the Company.
Non-Financial Component	Measures progress on our operational and cultural goals that align with key Company priorities.

2026 PROXY STATEMENT	59
COMPENSATION DISCUSSION AND ANALYSIS

Metric/ Component	Rationale	Annual Cash Incentive Plan	LTIP (PRSUs)
Non-GAAP Subscription Revenues
Measures our success in attracting and retaining customers over time. This metric rewards renewing and expanding customer
relationships, provides an indication of the long-term health of our business and customer satisfaction and is simple to understand.

rTSR
Measures our stock price performance relative to the S&P 500 index beginning January 1st of the year a PRSU award is granted and ending December 31st of the last year of the performance period.
This metric directly links executive officer pay to long-term shareholder value creation.

Base Salary
As part of the regular evaluation of our executive compensation program, the Compensation Committee reviewed the base salaries of our executive officers, including our NEOs, and approved the adjustments outlined below, effective as of
March 1, 2025. In making its determination, the Compensation Committee considered competitive market data, the need to retain an experienced leadership team, each person’s role and scope of responsibilities, experience, internal equity and individual performance, among other factors. For additional information on the Compensation Committee’s determination of Mr. McDermott’s 2025 base salary, see “—Executive Summary—2025 Executive Compensation Highlights.”

Named Executive Officer(1)	2024 Base Salary	2025 Base Salary
Mr. McDermott	$1,350,000	$1,550,000
Ms. Mastantuono	$850,000	$900,000
Mr. Zavery	$900,000	$900,000
Mr. Fipps(2)	—	$800,000
Ms. Canney	$700,000	$750,000
(1)The base salary rate for Mr. Smith was $766,842 and $900,000 for 2024 and 2025, respectively. Mr. Smith’s actual base salary earned in 2025 was pro-rated to reflect his departure in August 2025.
(2)Mr. Fipps’s 2025 base salary amount reflects his post-promotion base salary, as provided in his offer letter.

60
COMPENSATION DISCUSSION AND ANALYSIS
Annual Cash Incentive
Our NEOs are eligible for an annual cash incentive based on the Company’s achievement of specific annual performance goals. The Compensation Committee selected annual performance goals, including Company financial performance metrics and non-financial performance goals that incentivize our NEOs to achieve our strategic objectives, support our culture and values, and drive the Company’s long-term financial performance. The annual cash incentive opportunity for each NEO is directly linked to the achievement of these annual performance goals.
NNACV and non-GAAP operating margin were retained as the annual cash incentive performance metrics, with NNACV weighted at 70% of funding to prioritize top-line growth and non-GAAP operating margin weighted at 30% of funding to reinforce operational efficiency and disciplined investment. The funding level, as determined by financial performance, is subject to a modifier of up to 10% upward or downward based on non-financial goal achievement.
Assessing Performance and Payout
The determination of 2025 annual cash incentives for our NEOs begins with the Compensation Committee’s assessment of financial performance metric achievement levels. The Compensation Committee then assesses NEO performance against non-financial performance goals to determine our NEOs’ final annual cash incentive payouts.
2025 Annual Cash Incentive Funding
The table below details the financial performance metrics and targets set by the Compensation Committee for purposes of the annual cash incentive program.

Metric	Weight	Target	Calculation
NNACV	70%	$2,332 million(1)
Annual value of all new contracts minus the annual value of all contracts that have expired and the reduction in annual value from contracts reduced in size or scope, excluding the impact of foreign exchange by applying the average foreign exchange (“FX”) rates in effect during December 2024.

Non-GAAP Operating Margin	30%	30% - 31%
Full-year GAAP operating margin, excluding stock-based compensation, amortization of purchased intangibles, legal settlements, impairment of assets, severance costs, contract termination costs and business combination and other related costs including compensation expense, as a percentage of total revenues, and excluding the impact of foreign exchange by applying the average FX rates in effect during December 2024.

(1)While NNACV targets under our annual cash incentive program are set using average FX rates from the prior December, year-over-year differences in those targets do not reflect our NNACV growth rate on a constant currency basis (which would be calculated using average FX rates in effect throughout the prior year). Our constant currency NNACV year-over-year growth rate in 2025, for example, was multiple percentage points higher than the implied growth from comparing the year-over-year difference in NNACV targets.
For any 2025 annual cash incentives to be payable, we must have achieved a funding hurdle of at least 85% of target
NNACV, or $1,982 million in NNACV. Upon achieving the funding hurdle, each of the Company’s financial performance metrics is evaluated against target financial performance as set forth in the table above.
In 2025, the Compensation Committee reviewed the target, threshold and maximum financial performance achievement multipliers and determined to maintain the target and threshold achievement multipliers and increase the maximum achievement multiplier from 150% to 200% of target. The Compensation Committee determined that an increase in the maximum achievement multiplier was appropriate to maintain a competitive compensation package in-line with our peers following a review of competitive market data.
As a result, potential achievement of the Company financial performance metrics ranges from 0% to 200% of target.
Performance at the target level results in funding at 100% of target, performance at or above the maximum level results in funding at 200% of target, and threshold performance results in funding at 50% of target. If performance falls below the threshold level, no funding will be made for the particular metric.

2026 PROXY STATEMENT	61
COMPENSATION DISCUSSION AND ANALYSIS
The achievement calculation for each financial performance metric under the annual cash incentive plan is detailed below:

	NNACV		Non-GAAP Operating Margin
	% of Target	Achievement %	Points from Midpoint of Target Range	Achievement %
Maximum	107.2%	200%	+2.5pts	200%
Target	100%	100%	-0.5 to + 0.5pts	100%
Threshold	85%	50%	-2pts	50%
Below Threshold	<85%	0%	< -2pts	0%
The achievement results for each metric are then weighted at levels predetermined by the Compensation Committee to promote execution against our growth plan and strategic corporate objectives. The following graphic sets forth the annual cash incentive funding percentage based on the achievement level and weighting of each of the financial performance metrics:

Funding	Company Financial Performance Metrics	Achievement %		Weight	=	Funding
	NNACV	100.1%	x	70%		101.0%
	Non-GAAP Operating Margin	102.9%	x	30%
Annual Cash Incentive Payout Percentage
After determining annual cash incentive funding associated with financial performance, the Compensation Committee assesses the performance of the Company’s executive leadership against established non-financial goals for the year.
Based on that assessment, the Compensation Committee may increase or decrease the annual incentive program funding amount by up to 10%, subject to an overall cap of 200%.
Non-Financial Performance Goals
In 2025, the Compensation Committee approved non-financial performance goals for our executive leadership as a group that align with key Company priorities, including:
•Operational goals relating to net promoter score, gross retention rate, new customer acquisition and customer product quality feedback; and
•Cultural goals relating to employee engagement and progress toward carbon neutrality and renewable electricity commitments.
After year-end, the Compensation Committee evaluated achievement relative to these goals and determined not to increase or decrease the annual incentive program funding, resulting in a total payout of 101% of the target amount for each NEO.

Total Funding (101.0%)

Payout	Company Financial Performance Metrics			101% Annual Cash Incentive Payout
	•NNACV •Non-GAAP Operating Margin	Non-Financial Performance Goals (potential up to ±10% adjustment)	=

62
COMPENSATION DISCUSSION AND ANALYSIS
2025 Annual Cash Incentive Plan Target and Payout Results for each NEO
At the beginning of each year, the Compensation Committee determines the target annual cash incentive opportunity as a percentage of base salary for each of our NEOs. For 2025, the Compensation Committee determined to make no changes to the annual cash incentive target percentage for all NEOs except Mr. McDermott and Mr. Fipps. In making its determination, the Compensation Committee considered, among other things, competitive market data, including data about our peers provided by its independent compensation consultant, each person’s role and scope of responsibilities, experience, internal equity and individual performance. For additional information on the Compensation Committee’s determination of Mr. McDermott’s 2025 Annual Cash Incentive target percentage, see “—Executive Summary—2025
Executive Compensation Highlights.”

Named Executive Officer(1)	2024 Annual Cash Incentive Target (% of Base Salary)	2025 Annual Cash Incentive Target (% of Base Salary)
Mr. McDermott	200%	225%
Ms. Mastantuono	125%	125%
Mr. Zavery	125%	125%
Mr. Fipps	*	125%
Ms. Canney	100%	100%
*Not applicable as Mr. Fipps was not an NEO in 2024.
(1)Mr. Smith’s annual cash incentive target was 125% of his base salary for both 2024 and 2025.
The total payout percentage of 101% was then applied to the 2025 annual cash incentive targets to arrive at the actual cash incentive earned by each of our NEOs as set forth below. These amounts were paid in March 2026.

Named Executive Officer(1)	2025 Annual Cash Incentive Target(2)				2025 Actual Annual Cash Incentive Earned
Mr. McDermott	$3,487,500	x	101% Annual Cash Incentive Payout	=	$3,522,375
Ms. Mastantuono	$1,114,897				$1,126,046
Mr. Zavery	$1,125,000				$1,136,250
Ms. Canney	$741,918				$749,337
(1)Mr. Fipps’s 2025 actual annual cash incentive earned was $700,083, which was pro-rated for changes occurring during the year, including his promotion in April 2025. Mr. Smith left the Company in August 2025 and was not paid a 2025 cash incentive award.
(2)The actual annual cash incentive amount is based on each NEO’s base salary and annual cash incentive target percentage applicable during the year and is prorated for changes occurring during the year.

2026 PROXY STATEMENT	63
COMPENSATION DISCUSSION AND ANALYSIS
Long-Term Incentive Plan
2025 Target LTI Awards
For 2025, the Compensation Committee set total target long-term incentive awards (“LTI awards”) taking into account competitive market data, the scope of each NEO’s role and individual performance and internal equity, among other factors, with the goal of retaining a high-performing and sought-after executive team in a highly competitive market. For additional information on the Compensation Committee’s determination of Mr. McDermott’s target LTI awards, see
“—Executive Summary—2025 Executive Compensation Highlights.” The table below shows the 2025 target LTI awards for PRSUs (the “2025 PRSUs”) and RSUs.

Named Executive Officer(1)	Target PRSU Awards	Target RSU Awards	Total Target LTI Awards
Mr. McDermott	$24,000,000	$16,000,000	$40,000,000
Ms. Mastantuono	$9,000,000	$6,000,000	$15,000,000
Mr. Zavery	$12,000,000	$8,000,000	$20,000,000
Ms. Canney	$5,700,000	$3,800,000	$9,500,000
(1)Mr. Fipps was promoted to President, Global Customer Operations in April 2025 and did not receive 2025 executive LTI awards. Mr. Smith’s total target LTI Awards equaled $17.5 million, which consisted of $10.5 million of PRSUs and $7 million of RSUs. All of Mr. Smith’s outstanding and then-unvested equity awards, including PRSUs and RSUs, ceased to vest and were cancelled upon his departure in August 2025.
Equity Mix
2025 LTI awards consist of 60% PRSUs and 40% time-based RSUs. The Compensation Committee believes that having a majority of our LTI awards consist of PRSUs supports a high-performance culture that rewards sustained value creation in alignment with shareholder interests.

2025 LTIP	=	PRSUs (60%)	+	RSUs (40%)
2025 PRSUs
PRSUs are a key component of our executive compensation program. The 2025 PRSUs are designed to align executive compensation with long-term growth and shareholder value. To ensure a clear link between pay and performance, non-
GAAP subscription revenues was selected as the primary performance metric, as it serves as a top-line metric that reflects long-term customer satisfaction and sustainable revenue growth. In addition to revenue performance, the
Company’s total shareholder return relative to the S&P 500 Index (the “rTSR modifier”) serves as an additional performance condition. The rTSR modifier provides an objective, market-based benchmark that further strengthens the alignment between executive interests and shareholder interests.
2025 PRSU Calculation Methodology
The methodology for calculating the non-GAAP subscription revenues metric and the rTSR modifier is summarized below.

Calculation

Non-GAAP Subscription Revenues	Full-year 2027 GAAP subscription revenues, excluding the impact of foreign exchange by applying the average foreign exchange rates in effect during December 2024.

rTSR	rTSR measures TSR performance relative to the S&P 500 index from the beginning of 2025 through the end of 2027.

64
COMPENSATION DISCUSSION AND ANALYSIS
2025 PRSU Performance Assessment
For the 2025 PRSUs, the Compensation Committee will assess actual 2027 non-GAAP subscription revenues against pre-established targets to determine the number of PRSUs earned, subject to the rTSR modifier. If actual non-GAAP subscription revenues fall below the minimum threshold, no PRSUs are earned, while performance exceeding the target may result in an upward adjustment, subject to an overall cap of 200%. After actual non-GAAP subscription revenues achievement is determined relative to pre-established targets, the rTSR modifier is applied to determine the final payout of the PRSUs.
2025 Target PRSUs
The target number of PRSUs granted to each of our NEOs in 2025 represents the number of PRSUs that may be earned, subject to achievement of performance criteria. The table below provides a breakdown of the target PRSUs for each NEO, with final vesting outcomes dependent on performance achievement and applicable rTSR adjustment.

Named Executive Officer(1)	Target Value of PRSUs	Target Number of PRSUs(2)
Mr. McDermott	$24,000,000	112,930
Ms. Mastantuono	$9,000,000	42,350
Mr. Zavery(3)	$12,000,000	56,465
Ms. Canney	$5,700,000	26,825
(1)Mr. Fipps was promoted to President, Global Customer Operations in April 2025 and did not receive 2025 executive LTI awards. For a discussion of Mr. Fipps’s 2025 equity awards and promotion award, please see “—Promotion of Paul Fipps” below.
Mr. Smith’s target value of PRSUs was $10.5 million and his target number of PRSUs was 49,410. All of Mr. Smith’s outstanding and then-
unvested equity awards, including PRSUs, ceased to vest and were cancelled upon his departure in August 2025.
(2)All awards were granted effective as of February 18, 2025, and converted into a target number of PRSUs based on a formula approved by the
Compensation Committee.
(3)For a discussion of Mr. Zavery’s 2025 equity awards, please see “—PRSU structure of Amit Zavery” below.
2025 PRSU Achievement and Payout Criteria
For the 2025 PRSUs, the Compensation Committee established an achievement schedule that requires a high level of performance for any payout. No PRSUs will be earned unless the Company achieves at least 96% of the target non-
GAAP subscription revenues in 2027. The achievement calculation for non-GAAP subscription revenues is described in more detail below:

	2027
Non-GAAP Subscription Revenues	% of Target(1)	Achievement %(2)
Maximum	104%	200%
Target	100%	100%
Threshold	96%	50%
Below Threshold	<96.0%	—
(1)To avoid competitive harm, we do not disclose our non-GAAP subscription revenue target, which is intended to be challenging yet attainable in connection with strong performance. Actual achievement relative to target will be disclosed in the proxy statement following the performance period.
(2)Achievement will not exceed 200% of the target number of shares.

2026 PROXY STATEMENT	65
COMPENSATION DISCUSSION AND ANALYSIS
After actual non-GAAP subscription revenues achievement is determined (relative to the pre-established targets), the
rTSR modifier is applied to determine the total number of PRSUs that will be earned. The range of rTSR rankings and resulting percentage adjustments are detailed below.

rTSR Ranking	% Adjustment(1)
≥ 80th Percentile	120%
55th Percentile	100%
≤ 40th Percentile	80%
(1)Performance between the rTSR percentiles is determined on a straight-line basis proportional to the extent to which the performance objective is achieved.
2025 Restricted Stock Units
The Compensation Committee believes RSUs are an important component of our LTI awards because they promote the continuity and retention of high-caliber executives who are critical to the successful execution of our business strategy.
The following RSUs were granted to our NEOs under the 2025 LTIP and are subject to quarterly vesting over three years:

Named Executive Officer(1)	Target Value of RSU Awards	RSU Awards (number of shares)(2)
Mr. McDermott	$16,000,000	75,285
Ms. Mastantuono	$6,000,000	28,235
Mr. Zavery	$8,000,000	32,940
Ms. Canney	$3,800,000	17,885
(1)Mr. Fipps was promoted to President, Global Customer Operations in April 2025 and did not receive 2025 executive LTI awards. For a discussion of Mr. Fipps’s 2025 equity awards and promotion award, please see “—Promotion of Paul Fipps.”
Mr. Smith’s target value of RSU awards was $7 million and his number of shares subject to RSU awards was 32,940. All of Mr. Smith’s outstanding and then-unvested equity awards, including RSUs, ceased to vest and were cancelled upon his departure in August 2025.
(2)All awards were granted effective as of February 18, 2025 and the target value of awards was converted into a number of RSUs based on a formula approved by the Compensation Committee.

66
COMPENSATION DISCUSSION AND ANALYSIS
2024 PRSU First Tranche Performance Results
As a part of implementing the changes to our executive compensation program in response to the shareholder feedback as outlined above in the section titled “—Executive Compensation Program—Executive Compensation Program Structure”
and to facilitate the transition to a three-year performance period, the Compensation Committee established a transitional structure for the 2024 PRSUs, splitting those awards into two tranches:
•First Tranche. One-third of the 2024 PRSUs (the “First Tranche”) was determined based on our 2025 non-GAAP subscription revenues and our rTSR performance for the two years ended December 31, 2025, and vested on
February 7, 2026.
•Second Tranche. The remaining two-thirds of the 2024 PRSUs (the “Second Tranche”) will be determined based on
2026 non-GAAP subscription revenues and our rTSR performance for the three years ended December 31, 2026, and amounts earned will vest in February 2027.
Based on actual achievement of non-GAAP subscription revenues of $12.85 billion for the year ended December 31,
2025, the Compensation Committee determined that the Company achieved 119.7% of the 2025 non-GAAP subscription revenues target, as reflected in the table below.

	Non-GAAP Subscription Revenues(1) (in billions)	Achievement %(2)
Maximum	$13.05	200%	ç	119.7% Achievement
Target	$12.70	100%
Threshold	$12.55	50%
Below Threshold	<$12.55	—
(1)Non-GAAP subscription revenues represent full-year 2025 GAAP subscription revenues, excluding the impact of foreign exchange by applying the average foreign exchange rates in effect during December 2023.
(2)Pursuant to the terms of the 2024 PRSUs, achievement cannot exceed 200% of the target number of shares.
In addition, for the two-year period ended December 31, 2025, the Compensation Committee determined that the
Company’s TSR ranked at the 44th percentile against the TSR of companies comprising the S&P 500 index, resulting in an
rTSR modifier of 85.8% according to the schedule below.

rTSR Ranking(1)	% Adjustment
≥ 80th Percentile	120%
55th Percentile	100%	ç	85.8% rTSR Modifier
≤ 40th Percentile	80%
(1)Performance between the rTSR percentiles is determined on a straight-line basis proportional to the extent to which the performance objective is achieved. Performance is calculated by comparing the Company’s average closing share price over the 20 trading days before
January 1, 2024 and the Company’s average closing share price over the 20 trading dates ending on December 31, 2025.
The following shows the number of shares that vested on February 7, 2026, for each NEO under the First Tranche of 2024
PRSU awards consistent with the achievement described above.

Named Executive Officer	First Tranche Target Number of PRSUs						First Tranche Vesting
Mr. McDermott	38,960	x	119.7% Achievement(1)	x	85.8% rTSR Modifier(1)	=	40,014
Ms. Mastantuono	17,530						18,005
Ms. Canney	11,685						12,001
(1)Results are rounded up to the nearest whole share.

2026 PROXY STATEMENT	67
COMPENSATION DISCUSSION AND ANALYSIS
2023 PRSU rTSR Performance Results
The final vesting of our 2023 PRSU awards granted to our NEOs was determined based on the Company’s three-year
rTSR ranking at the 85th percentile against the TSR of companies comprising the S&P 500 index for the three years ended December 31, 2025, resulting in an rTSR modifier of 120% according to the schedule below.
.

rTSR Ranking(1)	% Adjustment		120% rTSR Modifier
≥ 80th Percentile	120%	ç
55th Percentile	100%
≤ 40th Percentile	80%
(1)Performance between the rTSR percentiles is determined on a straight-line basis proportional to the extent to which the performance objective is achieved. Performance is calculated by comparing the Company’s average closing share price over the 20 trading days before
January 1, 2023, and the Company’s average closing share price over the 20 trading dates ending on December 31, 2025.
As a result, the number of shares initially determined as eligible to vest based on the Company's achievement of the
NNACV and free cash flow margin targets for 2023 was adjusted by the rTSR modifier of 120%, as shown below for each NEO.

Named Executive Officer	Shares Initially Eligible to Vest				Total Shares Eligible to Vest		Already-Vested Shares		Final Vesting (shares vesting on final vesting date)
Mr. McDermott	289,650	x	120% rTSR Modifier	=	347,580	-	231,720	=	115,860
Ms. Mastantuono	111,035				133,242		88,835		44,407
Ms. Canney	67,590				81,108		54,070		27,038
PRSU Structure For Amit Zavery
Mr. Zavery joined the Company in October 2024. To align Mr. Zavery’s PRSU awards with those of other NEOs, the
Compensation Committee structured Mr. Zavery’s 2025 PRSU award to be eligible to vest in two parts:
•50% with the same achievement and payout criteria and vesting date as the Second Tranche of the 2024 PRSU awards described in the section titled “—2024 PRSU First Tranche Performance Results” above; and
•the remaining 50% with the same achievement and payout criteria and vesting date as the 2025 PRSU awards as described in the section titled “—2025 PRSU Achievement and Payout Criteria” above.
Promotion of Paul Fipps
Mr. Fipps was promoted to President, Global Customer Operations in April 2025. Prior to his promotion, he was granted an LTI equity award at a target value of $6 million in February 2025. In connection with his promotion, Mr. Fipps was granted an additional LTI equity award with a target value of $6 million in May 2025. Mr. Fipps’s total target LTI value was determined based on an evaluation of competitive market data, the scope of his new role and internal equity, among other factors, in consultation with the Compensation Committee’s independent compensation consultant. The Compensation
Committee structured the terms of Mr. Fipps’s May 2025 promotion-related LTI equity award to align with the terms of other NEOs. The structure of Mr. Fipps’s 2025 LTI awards is detailed below:
•40% RSUs: Vesting quarterly over three years, subject to his continued employment with the Company through each vesting date.
•60% PRSUs: Subject to the same performance metrics and targets used to determine the payout of the 2024 and 2025
PRSUs granted to longer-tenured NEOs and vest in three parts:
•one-third with the same achievement and payout criteria and vesting date as the First Tranche of the 2024 PRSU awards described in the section titled “—2024 PRSU First Tranche Performance Results” above;
•one-third with the same achievement and payout criteria and vesting date as the Second Tranche of the 2024 PRSU awards described in the section titled “—2024 PRSU First Tranche Performance Results” above; and

68
COMPENSATION DISCUSSION AND ANALYSIS
•the remaining one-third with the same achievement and payout criteria and vesting date as the 2025 PRSU awards described in the section titled “—2025 PRSU Achievement and Payout Criteria” above.
As President, Global Customer Operations, Mr. Fipps was eligible for a quarterly cash incentive award payable in three installments of $400,000 that was eligible to be earned or forfeited based on attainment of global NNACV targets for the applicable fiscal quarter in 2025. Mr. Fipps attained one of three quarterly NNACV targets and earned a payout of
$400,000 in 2025. The Company has not disclosed the specific global NNACV targets because such disclosure would cause competitive harm by revealing near-term, non-public revenue forecasts and sales strategies to competitors.
Mr. Fipps’s awards are carefully structured to ensure alignment with the Company’s compensation philosophy while addressing circumstances specific to Mr. Fipps as we promoted him from within our leadership team.

2026 PROXY STATEMENT	69
COMPENSATION DISCUSSION AND ANALYSIS
2021 PSO Award Status
As disclosed previously, in 2021, our NEOs who were employed by the Company at the time received 100% performance-based stock option awards (the “2021 PSO
Awards”). The 2021 PSO Awards will vest only if rigorous performance targets are met over an approximately five-year performance period running from October 29,
2021 to and including September 30, 2026.
The 2021 PSO Awards are divided into eight tranches and can be earned only upon both meeting subscription revenues targets even more rigorous than our aggressive long-term financial plan and achieving considerable stock price appreciation. Our leadership team has met the first five tranches of subscription revenues targets
(with subscription revenues targets achieved for tranches 1, 2 and 3 in 2023, tranche 4 in 2024, and tranche 5 in 2025) and the first four tranches of stock price targets (with stock price targets achieved for tranches 1, 2 and 3 in 2024 and tranche 4 in 2025), such that the first three tranches of the 2021 PSO Awards vested in 2024 and the fourth tranche vested in 2025.

In light of the PSO
Awards’ intentional,
rigorous, double-hurdle
design, significant
revenue growth and
stock price appreciation
is required to fully earn
the awards. No new
one-time equity awards
have been granted to
any NEO holding a 2021
PSO Award.

Shareholder
value
creation
Exceeding this stock
price would
result in over
$150 billion(1)
of incremental
shareholder value
creation since the
grant date of the
2021 PSO Awards.

Metrics met

Tranches	Subscription Revenues	Stock Price(2)

1	$6.1B	$145
2	$7.1B	$161
3	$8.3B	$178
4	$9.7B	$198
5	$11.3B	*

* Metric not yet met

Subscription
revenues
Must exceed
long-term financial
plan of
$15 billion
in a consecutive
four-quarter period.
Stock price
Must exceed
$290.40 per share,(1)
significantly above a
starting point of under
$140 per share,
and sustain the
average target price
for a consecutive
six months.
The following table outlines the number of shares subject to the 2021 PSO Awards that have vested for each of our currently-employed NEOs as of December 31, 2025, as adjusted for the Stock Split. Any shares acquired upon exercise
(except to satisfy a cashless exercise) must be held by each NEO through the end of the five-year performance period.

Named Executive Officer(3)	Options Vested
Mr. McDermott	1,387,680
Ms. Mastantuono	156,620
Ms. Canney	78,300
(1)For the 2021 PSO Awards to be fully earned and create an incremental $150+ billion of shareholder value, the Company’s common stock price per share will need to exceed $290.40 relative to the closing price on the CEO PSO grant date of $139.55 per share and taking into account the approximately 995 million shares of the Company’s common stock outstanding as of September 30, 2021.
Information in this footnote has been adjusted for the Stock Split.
(2)Stock price targets have been adjusted to reflect the Stock Split.
(3)Mr. Zavery joined the Company in October 2024 and did not receive 2021 PSO Awards. Mr. Fipps was not an executive officer in
2021 and was not eligible to receive 2021 PSO Awards. Mr. Smith forfeited all of his unvested 2021 PSO Awards in connection with his departure.

70
COMPENSATION DISCUSSION AND ANALYSIS
Executive Perquisites and Other Benefits
Perquisites and Other Personal Benefits
We provide perquisites and other personal benefits to our NEOs to support them in performing their management responsibilities and to enhance our ability to attract and retain highly qualified executives. These perquisites generally include financial planning, relocation assistance when applicable (including tax reimbursements), personal use of
Company tickets for entertainment when they are not needed for business purposes and do not result in incremental costs to the Company, home and personal security, access to chartered aircraft for business travel and executive healthcare benefits. Our CEO also receives long-term disability insurance as well as a company car, driver and related security for business and personal travel.
Security Programs
The safety and security of our CEO and other NEOs is critical to our business operations, investor confidence and employee productivity. Accordingly, the Company offers reasonable security measures tailored to the nature of their roles and the associated risks.
We engaged an independent security firm to conduct comprehensive security assessments for both our CEO and CFO.
The firm evaluated risks specific to each role and provided recommendations on measures to enhance their safety. Based on the firm’s findings and recommendations, the Company implemented an overall security program tailored to our CEO’s role, incorporating measures designed to mitigate potential threats. This program includes security protocols and safeguards informed by the assessment, with specific measures made available as necessary. Similarly, the Company established a security program for our CFO, addressing the responsibilities and exposure associated with her role. These measures were also based on the firm’s assessment and designed to support her safety in the course of performing her duties or in other circumstances when recommended by Company security. Additionally, we offer security assessments to and cover residential security measures, including annual maintenance costs, for each of the other NEOs.
The Compensation Committee believes that the costs associated with both security programs have been and continue to be reasonable, beneficial to the Company and necessary and appropriate business expenses given the current security risk environment for senior public company executives. While these programs were implemented for business reasons, certain components, such as residential security measures and security provided during personal activities, may be viewed as conveying a personal benefit. Accordingly, costs attributed to such personal benefits are reported in the “All
Other Compensation” column of the Summary Compensation Table.
Chartered Aircraft
Our NEOs are permitted to travel on a chartered aircraft to facilitate business travel. The Company has adopted a
Chartered Air Travel Policy that requires annual reporting to the Compensation Committee to ensure transparency and appropriate oversight. Under this policy, our CEO is encouraged to use chartered aircraft for personal travel. Other NEOs may use chartered aircraft for personal travel without being required to reimburse the Company for the incremental costs only in connection with a flight that is otherwise for a business purpose. On occasion, guests of our NEOs may accompany them on chartered flights at de minimis incremental cost to the Company. The cost of personal travel not reimbursed by an NEO is, to the extent applicable, reported as compensation in the “All Other Compensation” column of the Summary Compensation Table.
We may provide additional benefits in limited circumstances when the Compensation Committee determines it is appropriate and beneficial to the Company’s business. This may include assistance to executive officers in the performance of their duties, measures to enhance the efficiency and effectiveness of our executive team, or perquisites offered for recruitment, motivation, or retention purposes. The perquisites and other personal benefits we provided to each NEO during 2025 are described in the footnotes to the “All Other Compensation” column of the Summary
Compensation Table.
Retirement Plans and Other Employee Benefits
We have established a tax-qualified retirement plan under Section 401(k) of the Internal Revenue Code of 1986, as
amended (the “Code”) for all our U.S. employees, including executive officers, who meet certain age and length of service eligibility requirements. In 2025, we matched 50% of an employee’s 401(k) salary deferrals, up to a maximum of 6% of an employee’s eligible earnings or until they reach their respective IRS limit.
In addition, we provide other benefits to our executive officers on the same basis as all of our full-time employees.
These benefits include health, dental and vision coverage, health and dependent care flexible spending accounts, short-term and long-term disability insurance, accidental death and dismemberment insurance and basic life insurance coverage.
We design and regularly review and adjust our employee benefits programs to be compliant with applicable laws and practices and to be competitive in each local market to attract and retain top talent.

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COMPENSATION DISCUSSION AND ANALYSIS
Compensation Policies and Practices
Compensation Timeline and Process
Our Compensation Committee makes decisions regarding our executive compensation program through a robust annual review cycle. This process includes designing, implementing and approving the program, as well as determining incentive payouts, based on an evaluation of Company and individual performance. The timing of when these decisions occur provides important context on the structure and design of our executive compensation.

January - June	June - December	December - February of the following year
•Review and determine new year’s equity budget •Review and determine new year’s executive compensation program design, including company financial and non- financial performance goals
•Evaluate progress toward
financial and non-financial
performance goals
•Determine peer group
•Develop next year’s executive
compensation program design
based on annual meeting results,
shareholder feedback and
Compensation Consultant reports
on peers and trends
•Review year-end company financial and non-financial performance •Approve executive compensation awards for the CEO and other NEOs based on performance assessment
Timing of Equity Grants
All equity grants made to executive officers must be approved by the Compensation Committee. The Compensation
Committee does not currently take material, non-public information into account when determining the timing of equity grants, and the Company does not time nor does it plan to time the release of material, non-public information for the purpose of affecting the value of employee or Board compensation. During 2025, the Company did not grant stock options
(or other similar awards). We generally grant annual equity awards to our NEOs on a pre-established schedule.
Roles and Responsibilities
Role of Compensation Committee
Our Compensation Committee reviews and approves the compensation of our executive officers, including our NEOs, subject to any approval of our Board that the Compensation Committee or legal counsel determines to be desirable or required by applicable law or NYSE rules. For additional information about the responsibilities of the Compensation
Committee, please see the section titled “Board and Corporate Governance—Board Committees.”
Role of Chief Executive Officer
Our CEO annually evaluates the performance of our executive officers other than himself, including our NEOs, and makes recommendations to the Compensation Committee with respect to base salary adjustments, target cash bonus opportunities, actual bonus payments and equity awards for each of the other NEOs. While the Compensation Committee takes these recommendations into account, it exercises its own independent judgment in approving compensation of our
NEOs. Our CEO does not participate in any Board discussions related to the determination and approval of his own compensation.

72
COMPENSATION DISCUSSION AND ANALYSIS
Role of Compensation Consultant
The Compensation Committee selects and retains the services of its own independent compensation consultant and annually reviews the consultant’s performance. As part of the review process, the Compensation Committee considers the independence of the consultant in accordance with SEC and NYSE rules.
The Compensation Committee retains the services of Pay Governance to evaluate the Company’s executive compensation program. Consulting representatives from Pay Governance met informally with the Chair of the
Compensation Committee and formally with the Compensation Committee during its regular meetings in 2025, including in executive sessions from time to time without management present. Pay Governance representatives worked directly with the Compensation Committee (and not on behalf of management) to assist the Compensation Committee in satisfying its responsibilities.
In 2025, the Compensation Committee generally sought input from Pay Governance on the Company’s compensation programs, including, among other things, external market factors, shareholder engagement, overall compensation program design, evolving compensation trends, appropriate market reference points and market compensation data. Pay
Governance also consulted with the Compensation Committee regarding the amount and form of compensation for our
CEO and other named executive officers.
Pay Governance maintains an independence policy designed to prevent conflicts of interest and does not provide any other services to the Company. The Compensation Committee considered the independence of Pay Governance in accordance with SEC and NYSE rules when selecting the applicable firm as its compensation consultant.

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COMPENSATION DISCUSSION AND ANALYSIS
Peer Companies
The Compensation Committee annually reviews and revises our compensation peer group. These peer companies consist of technology companies with similar business models that compete with us for executive talent, are located in the
Bay Area or other key technology hubs and have similar revenues and market capitalization to us.
In July 2025, the Compensation Committee reevaluated our peer group. In its evaluation, it generally considered both quantitative factors (such as revenue, market capitalization and gross profit) and qualitative factors (such as business focus, growth trajectory and geography). It also reviewed Pay Governance’s recommendation that we continue using our existing peer group for 2026, which continues to position us near the median of the group on average across key quantitative metrics including revenue, market capitalization and gross profit. Following its review of these factors and in light of Pay Governance’s recommendation, no changes were made to the peer group. The table below lists the companies comprising our peer group (the “2025 Peer Group”):

2026 Peer Group (which was also the 2025 Peer Group)

Adobe	eBay	Oracle	Snowflake
Airbnb	Electronic Arts	Palo Alto Networks	Uber
Atlassian	Intuit	PayPal Holdings	Visa
Block	Netflix	Salesforce	Workday

In addition, as a reference, the Compensation Committee reviewed the compensation practices of Alphabet Inc.,
Amazon.com Inc., Apple Inc., Meta Platforms, Inc. and Microsoft Corporation (the “Supplemental Reference Group”) as
part of our 2025 compensation setting process because we compete for the same executive talent and our executives are frequently and aggressively recruited by these companies. The Compensation Committee did not include these companies in our peer group, however, given their larger scale.
While the Compensation Committee takes into account compensation practices among our peer group, the Compensation
Committee uses this information as one of many factors in its deliberations on pay practices and does not benchmark compensation levels to specific percentiles.
The Compensation Committee reviews the compensation data drawn from our peer group, in combination with industry-
specific compensation survey data and the Supplemental Reference Group, to develop a representation of the
“competitive market” with respect to current executive compensation levels and related policies and practices.
The Compensation Committee then evaluates how our pay practices and the compensation levels of our NEOs compare to the competitive market. As part of this evaluation, the Compensation Committee also reviews the performance metrics and performance goals generally used within the competitive market to reward performance.

74
COMPENSATION DISCUSSION AND ANALYSIS
Compensation Governance
To ensure our executive compensation program is effective in aligning our NEO interests with those of our shareholders, we adhere to the following best compensation governance practices:

What We Do	What We Do Not Do

  Pay for performance
  Make a significant percentage of total annual
compensation at-risk
  Award a majority of LTI awards as PRSUs
  Denominate and settle all LTI awards in equity
  Use rigorous performance goals
  Use both absolute and relative metrics
  Incorporate operational and cultural goals aligned with
key Company priorities
  Regularly engage with shareholders
  Maintain robust stock ownership guidelines for
executive officers and directors
  Require multi-year vesting for all equity awards
  Conduct annual compensation risk assessments
  Review peer group annually
  Conduct annual say on pay vote
  Maintain a “clawback” policy
  Engage an independent compensation advisor
  Maintain a fully independent Compensation Committee
  Manage our equity burn rate and stock-based
compensation

  Offer pension plans
  Provide guaranteed annual cash incentives
  Offer excessive executive perquisites
  Provide Section 280G tax gross-ups
  Approve single-year vesting on equity awards
  Offer “single-trigger” change in control payments or
acceleration of equity awards
  Discount stock options or reprice underwater options
  Allow hedging or pledging

Stock Ownership Guidelines
Our Compensation Committee has adopted stock ownership guidelines to align the interests of our executive officers and non-employee directors with the interests of our shareholders and to promote accountability and long-term value creation.
Our Compensation Committee reviews those guidelines periodically in accordance with best practices and has amended such guidelines from time to time, with the most recent amendment occurring in February 2025, which increased the required ownership multiples for our CEO and other executive officers as well as our non-employee directors, as outlined in the table below.

Market Value of Shares Owned as a Multiple of Base Salary or Annual Retainer
Executive Level	Previous Ownership Requirement	Current Ownership Requirement
Chief Executive Officer	Three Times (3x)	Six Times (6x)
Other Executive Officers	One Time (1x)	Three Times (3x)
Non-employee Directors	Three Times (3x)	Five Times (5x)
Shares owned directly or indirectly and vested RSUs and PRSUs count toward the ownership guidelines. Unexercised stock options and unvested RSUs and PRSUs do not count towards meeting the guidelines.
Executive officers and non-employee directors have until the later of: (i) February 2030 and (ii) the five year anniversary of their appointment to comply with the revised ownership requirements.

2026 PROXY STATEMENT	75
COMPENSATION DISCUSSION AND ANALYSIS
Compensation Recovery (“Clawback”) Policy
In accordance with NYSE listing standards, we maintain a clawback policy that requires the recoupment of certain erroneously paid performance-based incentive compensation received by our Section 16 officers on or after
October 2, 2023 (the effective date of the applicable NYSE listing standards) in the event of a qualifying financial restatement, subject to limited exceptions (the “Clawback Policy”).
We also maintain a separate policy that grants the Board authority to demand the repayment of any performance-based cash or equity compensation paid to our officers where the payments were predicated upon the achievement of financial results that were subsequently found to be based on fraud or intentional misconduct and that lead to a financial restatement. This policy applies to current and former officers subject to the reporting requirements of Exchange Act
Section 16 who were involved in the fraud or misconduct, and the amount that could be required to be repaid is the amount erroneously paid or earned in excess of what would have been paid or earned under the financial restatement.
Further, our CEO and CFO remain subject to the compensation recovery provisions of Sarbanes-Oxley Act Section 304.
Hedging and Pledging Prohibition
Our insider trading policy prohibits our executive officers, non-employee directors and employees from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for any purpose. Our insider trading policy also prohibits such individuals from engaging in any hedging transaction with respect to our securities.

76
COMPENSATION DISCUSSION AND ANALYSIS
Compensation Risk Assessment
Our Compensation Committee has reviewed compensation-related risks and does not believe that our compensation programs encourage excessive or inappropriate risk-taking or create risks reasonably likely to have a material adverse effect on us for the following reasons:

What We Do

Mix of Fixed and Variable Components in Our Executive Compensation Program
 The fixed (base salary) component of our compensation program is designed to provide income independent of our stock price performance so that our executive officers and other employees will not focus exclusively on short-term stock price performance to the detriment of other key business metrics and incentivize creating long-
term value for our stakeholders.
 The variable (annual cash incentive and equity) components of compensation are designed to reward both short-
and long-term Company performance and individual performance, which we believe also discourages actions that focus only on short-term success. Performance-based elements of our compensation program are designed to be a sufficient percentage of overall compensation to motivate our executive officers and other employees to pursue superior short- and long-term corporate results, while the fixed element is also sufficient to discourage the taking of unnecessary or excessive risks in pursuing such results.

Strict Internal Controls over Measurement and Calculation of Our Performance Metrics
 These controls are designed to minimize the risk of manipulation by any employee, including our executive officers. Our performance metrics combined with our internal controls are designed to limit the ability of our executive officers to be rewarded for taking excessive risks and deter our executive officers from pursuing any one measure to the detriment of our overall financial performance. In addition, all of our employees are required to comply with our Code of Ethics, which requires, among other things, accurate record keeping.

Equity Award Policy and Stock Ownership Guidelines
 Our equity award policy governs the process by which equity grants may be approved, including either directly by our Compensation Committee or through delegated authority by the Plan Grant Administrator, Mr. McDermott.
Our Compensation Committee periodically reviews our equity award policy and the equity grants approved by
Mr. McDermott. In addition, equity grants to Section 16 officers and certain equity grants to other employees reporting to Mr. McDermott must be approved by the Compensation Committee.
 We maintain stock ownership guidelines to align the interests of our executive officers and non-employee directors with the interests of our shareholders and to promote accountability and long-term value creation.

Insider Trading Policy
 Our insider trading policy prohibits our executive officers, non-employee directors and our employees from purchasing our securities on margin, borrowing against any account in which our securities are held, or pledging our securities as collateral for any purpose. Our insider trading policy also prohibits such individuals from engaging in any hedging or offsetting transaction designed to hedge or offset a decrease in the market value of our stock.

Clawback Policy
 Our Clawback Policy requires the recoupment of certain erroneously paid performance-based incentive compensation in the event of a qualifying financial restatement. We also maintain a separate policy that grants the Board authority to demand the repayment of any performance-based cash or equity compensation paid to our
Section 16 officers where the payments were predicated upon the achievement of financial results that were subsequently found to be based on fraud or intentional misconduct and that lead to a financial restatement.

2026 PROXY STATEMENT	77
COMPENSATION DISCUSSION AND ANALYSIS
Impact of Taxation and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Code limits federal income tax deductions for compensation paid to certain executive officers, including our NEOs, in excess of $1 million per executive officer per year. While our Compensation Committee is mindful of the benefits to us in keeping to Section 162(m) limits and considers all elements of our cost when providing such compensation, our Compensation Committee believes that our shareholder interests are best served by retaining its discretion and flexibility in awarding compensation, even though some compensation awards may result in non-deductible compensation expense. Therefore, the Compensation Committee has approved cash and equity compensation awards for our executive officers that are not deductible in 2025 or in future taxable years.
Taxation of “Parachute” Payments
Sections 280G and 4999 of the Code provide that executive officers and members of our Board who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we (or our successor) may forfeit a deduction on the amounts subject to this additional tax. We did not provide any NEOs with a
“gross-up” or other reimbursement payment for any tax liability that he or she may owe as a result of the application of
Sections 280G or 4999 of the Code during 2025, and we have not agreed, and are not otherwise obligated, to provide any executive officer with such a “gross-up” or other reimbursement payment.
Accounting for Stock-Based Compensation
The Compensation Committee considers accounting implications in designing compensation plans and arrangements for our executive officers, other employees and members of the Board. Chief among these is ASC Topic 718, the standard which governs the accounting treatment of stock-based compensation awards.

78
COMPENSATION DISCUSSION AND ANALYSIS
NEO Employment Agreements
We entered into an employment agreement with each NEO to encourage them to become an executive officer of the
Company. Each NEO employment agreement sets forth initial terms and conditions of employment, including, among other things, base salary, target annual bonus opportunity, standard employee benefit plan participation, a recommendation for an initial grant of equity awards, opportunities for post-employment compensation and vesting acceleration terms. Our employment offers to NEOs are subject to the NEO’s execution of the Company’s standard proprietary information and invention assignment agreement. A summary of the material terms and conditions of our employment agreements with our NEOs is provided below.
Our NEO employment agreements also incorporate terms of our Executive Severance Policy (the “Severance Policy”),
which was adopted by the Company to standardize severance payments and benefits for our executive leadership team.
The Severance Policy provides for specific payments and benefits to be paid to our Company’s executive leadership team upon a “Qualifying Termination” (as defined in the Severance Policy), which is incurred if the NEO’s employment is terminated (i) by us for any reason other than Cause, death or Disability or (ii) by the NEO for Good Reason (with
“Cause,” “Good Reason” and “Disability,” each as defined in the Severance Policy). The Severance Policy also provides for certain payments upon an applicable executive’s death or Disability. Effective January 1, 2026, the Severance Policy
was amended (the “Amended Severance Policy”) to update certain severance payments and benefits that our CEO may become eligible to receive upon specified terminations of employment. For copies of the Severance Policy in effect as of
December 31, 2025, and the Amended Severance Policy, effective January 1, 2026, please see Exhibits 10.9 and 10.10, respectively, of the Company’s Form 10-K filed on January 29, 2026.
Employment Agreements
Mr. McDermott
In October 2019, we entered into an employment agreement with Mr. McDermott to serve as our President and
Chief Executive Officer. In hiring Mr. McDermott, the Board of Directors approved an employment agreement with an initial term of five years with automatic renewals for additional terms of one year. Mr. McDermott’s employment agreement provides for an annual base salary subject to review by the Compensation Committee at least annually and a target annual cash bonus opportunity based on his performance relative to one or more performance objectives established each year by the Compensation Committee.
On December 23, 2025, the Company and Mr. McDermott entered into an amendment to his employment agreement effective January 1, 2026. Pursuant to his amended employment agreement, Mr. McDermott will remain in service to the
Company through at least December 31, 2030, during which time he will serve as our Chief Executive Officer, co-Chief
Executive Officer, Executive Chairman or Non-Executive Chairman, at the discretion of our Board and with the mutual understanding of Mr. McDermott and the Board. The amendment further provides that in Mr. McDermott’s role as Chief
Executive Officer or co-Chief Executive Officer, his total compensation will be commensurate with our performance compared to our compensation peer group and, should he move into the role of Executive Chairman, his compensation will be commensurate with the level of responsibilities he is performing in the role. Mr. McDermott’s employment agreement, as amended, has been filed or incorporated by reference as an exhibit to the Company’s 2025 Annual Report on Form 10-K.
Mr. Zavery
In September 2024, we entered into an employment agreement with Mr. Zavery to serve as our President, Chief Product
Officer and Chief Operating Officer. Mr. Zavery began his employment with us on October 28, 2024 (the “Start Date”).
Mr. Zavery’s employment agreement provides for an initial annual base salary and a target annual cash bonus opportunity based upon achievement of both Company and individual performance objectives as established by the Compensation
Committee. Additionally, Mr. Zavery’s employment agreement provided him a cash sign-on bonus of $3 million, payable in two installments, to replace compensation he forfeited upon leaving his previous employer, which has vested. The first installment of $1 million vested in 2024, while the second installment of $2 million vested on the first payroll date after the six-month anniversary of Mr. Zavery’s Start Date. If Mr. Zavery’s employment was terminated by the Company for Cause or if he voluntarily resigned without Good Reason (each as defined in his employment agreement) prior to the first

2026 PROXY STATEMENT	79
COMPENSATION DISCUSSION AND ANALYSIS
anniversary of the Start Date, Mr. Zavery’s sign-on bonus would have been subject to clawback or repayment.
Mr. Zavery’s employment agreement also provided for a new-hire equity award with a total value of $29 million to replace the outstanding equity awards he forfeited upon leaving his previous employer (the “Zavery New Hire Awards”). Effective
March 15, 2025, Mr. Zavery entered into an amendment to his employment agreement, which clarified that his severance would generally be determined in accordance with the Severance Policy, with certain additional protections for his sign-on bonus and the Zavery New Hire Awards.
Mr. Fipps
On April 22, 2025, we entered into an employment agreement with Mr. Fipps to serve as our President of Global Customer
Operations. Mr. Fipps’s employment agreement provides for an initial annual base salary and a target annual cash bonus opportunity based upon achievement of both Company and individual performance objectives as established by the
Compensation Committee. Additionally, Mr. Fipps’s employment agreement provided him a quarterly performance-based fiscal year 2025 cash incentive award, payable in three installments of $400,000, to either be earned or forfeited based on attainment of global NNACV targets for each applicable fiscal quarter in 2025. Mr. Fipps's employment agreement also provided that Mr. Fipps was eligible to be granted a promotion equity award with a total value of $6 million, as discussed in the section above titled “—Long-Term Incentive Plan - Promotion of Paul Fipps.” In the event of a termination of
Mr. Fipps's employment, Mr. Fipps is eligible to receive the benefits and payments, if any, provided under the Severance
Policy, subject to the terms and conditions therein.
Mr. Smith
In November 2024, we entered into an employment agreement with Mr. Smith for his permanent relocation to the
United States. This agreement updated the terms and conditions of his employment, superseding and replacing his prior employment agreement with us. Mr. Smith’s employment agreement provided for an initial annual base salary and a target annual cash bonus opportunity based upon achievement of both Company and individual performance objectives as established by the Compensation Committee. Mr. Smith departed the Company effective August 20, 2025 and did not receive any severance in connection with his departure.
Other NEOs
We have employment agreements with each of our other actively employed NEOs. These agreements, with the exception of the agreement with Mr. Fipps that will be filed with our Form 10-Q for the quarter ended March 31, 2026, have been filed or incorporated by reference as exhibits to the Company’s 2025 Annual Report on Form 10-K.
The actual amounts that would be paid or distributed to an eligible NEO upon the occurrence of a triggering event in the future may be different from those presented below. For example, notwithstanding the Severance Policy, we, or an acquirer, may mutually agree with any NEO to provide payments and benefits on terms that vary from those currently contemplated. In addition to the amounts presented below, an NEO would also be able to exercise any previously vested stock options that such individual held. For more information about the NEOs’ outstanding equity awards as of
December 31, 2025, please see the section titled “Executive Compensation Tables—2025 Outstanding Equity Awards at
Fiscal Year End” below. The NEOs are also eligible to receive any benefits accrued under our broad-based benefit plans, in accordance with the terms of those plans.
For purposes of the following discussion, unless otherwise specified, the following terms are defined in the applicable
NEO’s employment agreement: “Actual Bonus,” “Cause,” “Change in Control,” “Good Reason,” and “Target Bonus.”(1)
Receipt of the severance benefits summarized below is conditioned on the applicable NEO’s execution and non-
revocation of a release of claims in favor of the Company.

80
COMPENSATION DISCUSSION AND ANALYSIS
Treatment Upon Termination of Employment
Mr. McDermott
Termination of Employment Not in Connection with a Change in Control
In 2025 under Severance Policy: If Mr. McDermott incurred a Qualifying Termination not in connection with a Change in
Control in 2025, then Mr. McDermott would have been eligible to receive a lump sum payment equal to 12 months of his then-current base salary; his Actual Bonus for the then-current fiscal year; a lump sum payment equal to 12 months of
COBRA premiums for him and his dependents; 15 months’ acceleration of any-then unvested RSUs that would have vested had Mr. McDermott remained employed by the Company through such period following his Qualifying Termination, and acceleration of any then-unvested PRSUs on a pro-rated basis based on the number of months during the performance period in which Mr. McDermott provided services as CEO to us prior to incurring a Qualifying Termination, in addition to acceleration of any then unvested PRSUs that would have vested during the 15-month period following his
Qualifying Termination based on actual achievement of performance objectives.
On or after January 1, 2026 under the Amended Severance Policy: If Mr. McDermott incurs a Qualifying Termination not in connection with a Change in Control, then Mr. McDermott will be eligible to receive a lump sum payment equal to
12 months of his then-current base salary; his Actual Bonus for the then-current fiscal year; a lump sum payment equal to
12 months of COBRA premiums for him and his dependents; 18 months’ acceleration of any-then unvested RSUs that would have vested had Mr. McDermott remained employed by the Company through such period following his Qualifying
Termination, and acceleration of any then-unvested PRSUs on a pro-rated basis based on the number of months during the performance period in which Mr. McDermott provided services as CEO to us prior to incurring a Qualifying
Termination, in addition to acceleration of any then unvested PRSUs that would have vested during the 18-month period following his Qualifying Termination based on actual achievement of performance objectives.
Termination of Employment in Connection with a Change in Control
In 2025 under Severance Policy: If Mr. McDermott incurs a Qualifying Termination within the period beginning three months prior to and ending 12 months following a Change in Control, then Mr. McDermott will be eligible to receive a lump sum payment equal to 24 months of his then-current base salary plus 200% of his Target Bonus for the then-current fiscal year; a lump sum payment equal to 24 months of COBRA premiums for him and his dependents; and acceleration in full of (i) any then-unvested RSUs and (ii) any then-unvested PRSUs based on actual achievement of performance objectives. The Amended Severance Policy that became effective January 1, 2026 did not change severance benefits for a Qualifying Termination during the Change in Control protection period.
(1)In the context of the Severance Policy, all capitalized terms used herein are defined as in the Severance Policy and should be interpreted accordingly.

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COMPENSATION DISCUSSION AND ANALYSIS
Ms. Mastantuono, Mr. Zavery, Mr. Fipps, Ms. Canney and Mr. Smith
Prior to 2025, certain NEOs had severance terms documented in their employment agreements, but such severance terms are no longer in effect because they were replaced by the Severance Policy beginning January 1, 2025, except as otherwise noted herein. Pursuant to Severance Policy, severance upon a termination of employment by us without Cause or by the NEO for Good Reason included the below benefits:(1)

	Termination – By the Company without Cause/ by NEO for Good Reason other than in connection with a Change in Control	Termination – By the Company without Cause/ by NEO for Good Reason in connection with a Change in Control
Salary	Lump sum equal to their then-current annual base salary	Lump sum equal to 1.5 times their then- current annual base salary
Bonus	Lump sum equal to Actual Bonus, payable when such Actual Bonus would have been paid	Lump sum equal to 1.5 times their Target Bonus for the then-current fiscal year, payable when such bonus would have otherwise been paid
COBRA/Health Coverage	Lump sum equal to the cost of COBRA medical, vision and dental benefits coverage for a period of 12 months for the NEO and the NEO’s dependents	Lump sum equal to the cost of COBRA medical, vision and dental benefits coverage for a period of 18 months for the NEO and the NEO’s dependents
Equity Acceleration
Pro-rata vesting of PRSUs at the end of the
applicable performance period based on
actual performance, with proration based on
time served during the performance period
For Mr. Zavery, acceleration of 100% of the
number of then-unvested shares subject to
the new-hire equity awards, with the
performance-based equity portion
accelerated at the target level if the
performance period is ongoing at termination
Acceleration of 100% of the number of then- unvested shares subject to RSUs and PRSUs, based on actual performance
(1)Mr. Smith departed the Company in August 2025.
Treatment of 2021 PSO Awards Upon Change in Control
Upon a Change in Control, then-unvested options to purchase shares of common stock granted pursuant to the 2021
PSO Awards will not automatically fully accelerate. Rather, in connection with a change in control, the subscription revenues thresholds will be disregarded, and achievement of the stock price thresholds will be measured using the per share common stock price (plus the per share of common stock value of any other consideration) received by the shareholders in the change in control.
Death and Disability Benefits
Death Benefits
For Mr. Smith
In the event Mr. Smith died prior to his departure from the Company in August 2025, Mr. Smith’s beneficiary would have been eligible to receive certain death benefits under our Equity Award Policy and other policies generally applicable to our employees.

82
COMPENSATION DISCUSSION AND ANALYSIS
In 2025 under Severance Policy
Under the terms of the Severance Policy that was in effect for 2025, the beneficiaries of our NEOs, with the exception of
Mr. Smith, who incur a termination of employment for death are entitled to:
•a lump-sum payment equal to his or her then-annual base salary for a period of six months from the date of death;
•a lump-sum payment equal to 100% of his or her then-annual bonus target, prorated for the date of death, less any payouts already earned and received in that bonus period;
•a lump-sum payment equal to 100% of the greater of either his or her then-annual (i) target, or (ii) actual commission earnings, prorated for date of death, less any commission payouts already earned and received;
•health insurance premiums for the NEO’s eligible dependents under our group health insurance plans as provided under COBRA (or similar programs for employees based outside of the United States) for 12 months following the date of the NEO’s death;
•accelerated vesting of 100% of unvested time-based RSUs; and
•immediate vesting of then-unvested PRSUs, assuming target performance, but pro-rated to reflect the NEO’s length of service during the applicable performance period.
On or After January 1, 2026 under the Amended Severance Policy
The beneficiaries of our NEOs, with the exception of Mr. Smith, who incur a termination of employment for death are eligible to receive the same payments and benefits as under the Severance Policy that were in effect as of January 1,
2025, except that for Mr. McDermott, no pro-ration will apply to PRSUs.
Disability Benefits
Mr. Smith
There are no disability benefits for our NEOs outside of our broad-based benefit plan except for Mr. Smith. In the event
Mr. Smith’s employment had terminated due to disability prior to his departure, Mr. Smith would have been eligible to receive a pro-rated bonus payment for the year in which termination occurred, any earned but unpaid prior year bonus, continued vesting in full of his outstanding and unvested RSUs, and pro rata vesting of his outstanding and unvested
PRSUs, subject to actual performance, at the time that such PRSUs were scheduled to become vested.
In 2025 under Severance Policy
With the exception of Mr. Smith, our NEOs who incur a termination of employment for Disability are eligible to receive:
•accelerated vesting of 100% of unvested time-based RSUs, which will be settled in installments in accordance with the vesting schedule set forth in the applicable award agreement; and
•continued vesting of PRSUs based on actual performance, but pro-rated to reflect the NEO’s length of service during the applicable performance period.
On or After January 1, 2026 under the Amended Severance Policy
Our NEOs (except Mr. Smith) who incur a termination of employment for Disability are eligible to receive same payments and benefits as under the Severance Policy that was in effect as of January 1, 2025, except that for Mr. McDermott, no pro-ration will apply to PRSUs.
Retirement
On or After January 1, 2026 under the Amended Severance Policy
If Mr. McDermott retires, he is eligible to receive the following treatment of any outstanding RSUs or PRSUs that were granted to him as part of our annual program after he has reached the age of 65 (provided that he has remained in employment for at least one year following the date of grant of such award and does not take a full-time operating role for another company):
•pro-rata vesting of then-unvested time-based RSUs, settled in installments following termination of Mr. McDermott’s employment upon retirement in accordance with the vesting schedule as set forth in the applicable award agreement; and
•continued vesting of then-unvested PRSUs based upon actual performance.
None of our other NEOs are entitled to any payments or benefits in connection with a termination of employment upon retirement under the Severance Policy.

2026 PROXY STATEMENT	83
Report of the Leadership
Development and
Compensation Committee
The Leadership Development and Compensation Committee has reviewed and discussed with management the
Compensation Discussion and Analysis provided above. Based on its review and discussions, the Leadership
Development and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2025.
Submitted by the Leadership Development and Compensation Committee:
Susan L. Bostrom (Chair)
Paul E. Chamberlain
Anita M. Sands
The information contained in this report of the Leadership Development and Compensation Committee is not considered to be “soliciting material” and shall not be deemed “filed” or incorporated by reference in any filing by ServiceNow under the Exchange Act or the Securities Act unless and only to the extent ServiceNow specifically incorporates it by reference.

84
Executive Compensation Tables
2025 Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of the NEOs for services rendered in all capacities for 2025, 2024 and 2023.

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)		Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
William R. McDermott, Chairman and Chief Executive Officer	2025	1,516,667	—		43,481,651	3,522,375	3,030,264	51,550,957
	2024	1,350,000	—		31,460,267	2,681,100	2,066,751	37,558,118
	2023	1,325,000	—		32,777,514	3,152,642	351,088	37,606,244
Gina Mastantuono, President and Chief Financial Officer	2025	891,667	—		16,306,558	1,126,046	148,442	18,472,713
	2024	841,667	—		14,157,728	1,012,331	233,291	16,245,017
	2023	791,667	—		12,564,740	941,590	107,976	14,405,973
Amit Zavery, President, Chief Product Officer, and Chief Operating Officer	2025	900,000	2,000,000	(5)	21,679,933	1,136,250	45,273	25,761,456
	2024	163,846	1,000,000		30,894,591	198,397	—	32,256,834
Paul Fipps, President, Global Customer Operations	2025	1,072,228	—		14,687,373	1,100,083	24,234	16,883,918

Jacqueline C. Canney, Chief People and AI Enablement Officer	2025	741,667	—		10,328,892	749,337	63,876	11,883,772
	2024	691,667	—		9,438,487	686,961	36,029	10,853,144
	2023	633,333	—		7,648,497	753,631	25,815	9,061,276
Paul Smith, Former President of Global Customer and Field Operations	2025	573,991	—		19,024,571	—	499,440	20,098,002
	2024	755,726	—		17,146,708	894,795	1,366,986	20,164,215
	2023	666,118	—		15,296,173	792,643	1,163,706	17,918,640
(1)The amounts reported in the Salary column reflect actual salary earned during fiscal 2025, pro-rated to account for base salary changes occurring during the year. NEO annual base salary changes for 2025 were effective March 1, 2025, except for Mr. Fipps, whose annual base salary was adjusted upon his promotion, effective April 23, 2025. Mr. Fipps’s 2025 salary also reflects $322,229 in sales commissions earned prior to his promotion.
(2)The amounts reported in the Stock Awards column in 2025 are computed in accordance with accounting guidelines and, therefore, reflect the accounting cost for the awards. As a result, the amounts presented differ from the target compensation awards approved by the Compensation
Committee. We use the fair value of our common stock on the date of grant to calculate the value of RSUs. For PRSUs with service-, performance-, and market-based vesting conditions, we assume the probable outcome of the performance conditions at the grant date, as required by ASC Topic 718. These conditions and assumptions are disclosed in Notes 2 and 15 in our consolidated financial statements in our
Annual Report on Form 10-K for the year ended December 31, 2025. The impact of these factors resulted in the grant date fair value reported in the Stock Awards column differing from the target compensation awards approved by the Compensation Committee. For example, the
Compensation Committee approved Mr. McDermott's target equity award at $40 million, while the grant date fair value of his awards is
$43,481,651 when computed in accordance with ASC Topic 718.  For information regarding the target equity grants approved by the
Compensation Committee for the other NEOs, see section titled “Compensation Discussion and Analysis—Long-Term Incentive Plan—2025
Target LTI Awards."

2026 PROXY STATEMENT	85
EXECUTIVE COMPENSATION TABLES
Assuming the PRSUs were valued based on the maximum outcome of the applicable performance condition, the total grant date fair value for the PRSU awards reported for 2025 would have been as follows:

Named Executive Officer	Maximum ($)
Mr. McDermott	45,059,070
Ms. Mastantuono	16,897,650
Mr. Zavery	22,529,535
Mr. Fipps	15,009,604
Ms. Canney	10,703,175
Mr. Smith	19,714,590
(3)The amounts reported in the Non-Equity Incentive Plan Compensation column for 2025 represent annual cash incentives paid to the NEOs as described under “Compensation Discussion and Analysis—Executive Compensation Program—Annual Cash Incentive” above.
For Mr. Fipps, $400,000 of his Non-Equity Incentive Plan Compensation reported represents a quarterly cash incentive he earned pursuant to his employment agreement. For more detail, please see “Compensation Discussion and Analysis—NEO Employment Agreements—
Employment Agreements—Mr. Fipps.”
(4)For 2025, All Other Compensation reported for each NEO includes the following:
For Mr. McDermott, $2,736,796 for the cost of home security, including the monitoring and maintenance of security systems as recommended by the independent security firm; $80,342 for personal use of chartered air; $14,024 for a tax gross-up associated with the personal use of a
Company-provided vehicle; $11,016 for a tax gross-up associated with an annual Company-sponsored event (the “Company Event”); a matching contribution of $10,500 in the Company’s 401(k) plan; and costs that did not exceed the greater of $25,000 or 10% (the “reporting threshold”) relative to Mr. McDermott’s total perquisites and personal benefits for 2025, including the cost of food, lodging and spousal attendance at the Company Event (together, the “Company Event Costs”), use of company security personnel for other than business purposes, executive healthcare premium and costs, long-term disability insurance premium, use of company cars and drivers for other than business purposes and financial planning services. Incremental costs of personal use of chartered air are determined based on operating cost per flight hour for the aircraft type used, including fuel charges, departure fees and landing fees, and incremental costs of the company car and driver and security personnel for other than business purposes are determined based on the cost of the driver, security personnel and related operating expenses.
For Ms. Mastantuono, $48,060 for the cost of home security, including the maintenance of security systems and $38,383 for the cost of security personnel for other than business purposes, both as recommended by the independent security firm; a matching contribution of $10,500 in the
Company’s 401(k) plan; $11,016 for a tax gross-up associated with the Company Event; and costs that did not exceed the reporting threshold relative to Ms. Mastantuono’s total perquisites and personal benefits, including other Company Event Costs, executive healthcare premiums and financial planning services.
For Mr. Zavery, $11,016 for a tax gross-up associated with the Company Event; a matching contribution of $10,500 in the Company’s 401(k)
plan; and costs that did not exceed the reporting threshold relative to Mr. Zavery’s total perquisites and personal benefits, including other
Company Event Costs and executive healthcare premiums.
For Mr. Fipps, $3,867 for a tax gross-up associated with the Company Event; a matching contribution of $10,500 in the Company’s 401(k) plan;
and costs that did not exceed the reporting threshold relative to Mr. Fipps’s total perquisites and personal benefits, including other Company
Event Costs and executive healthcare premiums.
For Ms. Canney, $13,568 for a tax gross-up associated with the Company Event; a matching contribution of $10,500 in the Company’s 401(k)
plan; and costs that did not exceed the reporting threshold relative to Ms. Canney’s total perquisites and personal benefits, including other
Company Event Costs, executive healthcare premiums and financial planning services.
For Mr. Smith, $449,098 for relocation assistance; $15,959 in tax equalization payments related to his temporary reassignment to the U.S. at the Company’s request and consistent with the Company’s policy for employees working on international assignments; a matching contribution of $10,500 in the Company’s 401(k) plan; and costs that did not exceed the threshold of Mr. Smith’s total perquisites and personal benefits, including executive healthcare premiums and financial planning services. Mr. Smith forfeited all unvested equity awards previously granted to him and did not receive any additional compensation in connection with his departure in August 2025.
For more detail on executive perquisites, please see “Compensation Discussion and Analysis—Executive Perquisites and Other Benefits.”
(5)This amount represents the second installment of the sign-on bonus paid to Mr. Zavery pursuant to his employment agreement, which was paid in 2025. For more detail, please see “Compensation Discussion and Analysis—NEO Employment Agreements—Employment Agreements—
Mr. Zavery.”

86
EXECUTIVE COMPENSATION TABLES
2025 Grants of Plan Based Awards
The following table presents information concerning each grant of a cash or equity award made during 2025 to our NEOs and supplements the information about these awards in the “—2025 Summary Compensation Table.”

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)		Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. McDermott	2/18/2025	2/11/2025					56,465	112,930	225,860		28,462,595
	2/18/2025	2/11/2025								75,285	15,019,056
		2/10/2025	1,220,625	3,487,500		6,975,000
Ms. Mastantuono	2/18/2025	2/10/2025					21,175	42,350	84,700		10,673,788
	2/18/2025	2/10/2025								28,235	5,632,770
		2/10/2025	390,214	1,114,897		2,229,794
Mr. Zavery	2/18/2025	2/10/2025					28,233	56,465	112,930		14,169,906
	2/18/2025	2/10/2025								37,645	7,510,027
		2/10/2025	393,750	1,125,000		2,250,000
Mr. Fipps	2/18/2025	2/10/2025					8,470	16,940	33,880		4,360,668
	5/15/2025	4/18/2025					9,963	19,925	39,850		5,322,924
	2/18/2025	2/10/2025								11,295	2,253,307
	5/15/2025	4/18/2025								13,285	2,750,473
		4/18/2025	242,603	693,151		1,386,302
		4/18/2025		1,200,000	(5)
Ms. Canney	2/18/2025	2/10/2025					13,413	26,825	53,650		6,760,906
	2/18/2025	2/10/2025								17,885	3,567,986
		2/10/2025	259,671	741,918		1,483,836
Mr. Smith	2/18/2025	2/10/2025					24,705	49,410	98,820		12,453,173
	2/18/2025	2/10/2025								32,940	6,571,398
		2/10/2025	393,750	1,125,000		2,250,000
(1)Represents the amounts that the NEOs were eligible to receive under our 2025 annual cash incentive plan upon the achievement of performance targets established by the Compensation Committee. For more information, please see section titled “Compensation Discussion and Analysis—Executive Compensation Program—Annual Cash Incentive.” The actual amounts earned by and paid to the NEOs for 2025 are set forth in the “—2025 Summary Compensation Table” in the column titled “Non-Equity Incentive Plan Compensation.”
(2)Represents the number of shares of common stock subject to PRSUs granted to the NEOs during 2025. The columns show the number of shares that could vest at threshold, target and maximum levels of performance. Except for Mr. Zavery and Mr. Fipps, all of the PRSUs will be assessed over a three-year performance period ending December 31, 2027. The number of PRSUs earned will be determined based on non-
GAAP subscription revenues performance for fiscal 2027. Following the determination of non-GAAP subscription revenues achievement, the
rTSR modifier is applied to determine the final number of PRSUs earned. The earned PRSUs cliff vest on February 15, 2028, subject to continued employment or service with us on the vesting date.
For Mr. Zavery, one-half of the PRSUs will be assessed over a three-year performance period ending December 31, 2026, and the remaining
PRSUs will be assessed over a three-year performance period ending December 31, 2027. For the first performance period, the number of
PRSUs earned will be determined based on non-GAAP subscription revenues performance for fiscal 2026, and for the second performance period, the number of PRSUs earned will be determined based on non-GAAP subscription revenues performance for fiscal 2027. Following the determination of actual non-GAAP subscription revenues achievement for each period, the rTSR modifier is applied to determine the final number of PRSUs earned for that period. The earned PRSUs associated with the first performance period cliff vest on February 7, 2027, and the earned PRSUs associated with the second performance period cliff vest on February 15, 2028, subject to continued employment or service with us on each vesting date.
For Mr. Fipps, one-third of the PRSUs was assessed over a three-year performance period ended December 31, 2025, one-third will be assessed over a three-year performance period ending December 31, 2026, and the remaining one-third will be assessed over a three-year performance period ending December 31, 2027. For the first performance period, the number of PRSUs earned was determined on February 7,
2026, based on non-GAAP subscription revenues performance for fiscal 2025; for the second performance period, the number of PRSUs earned will be determined based on non-GAAP subscription revenues performance for fiscal 2026; and for the third performance period, the number of PRSUs earned will be determined based on non-GAAP subscription revenues performance for fiscal 2027. Following the determination of actual non-GAAP subscription revenues achievement for each period, the rTSR modifier is applied to determine the final number of PRSUs earned for that period. The earned PRSUs associated with each performance period cliff vest on February 15th following the end of the applicable performance period, subject to continued employment or service with us on each vesting date.
For more detail, please see section titled “Compensation Discussion and Analysis—Executive Compensation Program—Long-Term
Incentive Plan.”

2026 PROXY STATEMENT	87
EXECUTIVE COMPENSATION TABLES
(3)Represents the number of shares of common stock subject to RSUs granted to NEOs during 2025. Such RSUs vest in equal quarterly installments over three years, subject to continued employment or service with us on each vesting date, with the first 8.33% of the shares having vested on May 15, 2025.
(4)The amounts reported in this column represent the grant date fair value of the RSUs and PRSUs granted to the NEOs, as computed in accordance with ASC Topic 718. The fair value of our common stock on the date of grant is used to calculate the fair value of RSUs and
PRSUs, with only service- and/or performance-based vesting conditions, and a Monte Carlo simulation is used to calculate the fair value of
PRSU grants with service-, performance- and market-based vesting conditions as disclosed in Notes 2 and 15 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025. The amounts reported in this column exclude the impact of estimated forfeitures related to service-based and performance-based vesting conditions, reflect the accounting cost for these equity awards, and do not correspond to the actual economic value that may be received by the NEOs from the awards.
(5)Mr. Fipps was eligible for an additional Non-Equity Incentive Plan Award in 2025 pursuant to his employment agreement. For more detail, please see “Compensation Discussion and Analysis—NEO Employment Agreements—Employment Agreements—Mr. Fipps.”
2025 Option Exercises and Stock
Vested Table
The following table presents, for each of the NEOs, the shares of our common stock that were acquired upon the exercise of stock options and vesting of RSU and PRSU awards and the related value realized during 2025.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Mr. McDermott	—	—	252,485	47,430,400
Ms. Mastantuono	—	—	98,610	18,518,828
Mr. Zavery	—	—	90,530	16,845,862
Mr. Fipps	—	—	37,775	7,143,953
Ms. Canney	—	—	71,175	13,363,046
Mr. Smith	156,620	8,044,003	101,905	19,263,958
(1)The value realized on exercise is calculated as the difference between the closing price of the shares of our common stock underlying the options when exercised and the applicable exercise price of those options.
(2)The value realized on vesting is calculated as the number of shares of common stock issued upon vesting of RSUs and PRSUs multiplied by the closing price of our common stock on the vesting date.

88
EXECUTIVE COMPENSATION TABLES
2025 Outstanding Equity Awards at Fiscal
Year End
The following table presents, for each of the NEOs information regarding outstanding stock options and other equity awards held as of December 31, 2025.

	Option Awards					Stock Awards
Name(1)	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Yet Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Mr. McDermott	642,585	(3)	—	53.26	11/18/2029
	1,387,680	(4)	1,387,705	139.55	10/29/2031
						3,005	(5)	460,336
						20,800	(6)	3,186,352
						35,075	(7)	5,373,139
						56,465	(8)	8,649,873
						115,860	(9)	17,748,593
						40,014	(10)	6,129,745	77,935	(10)	11,938,863
									112,930	(11)	17,299,747
Ms. Mastantuono	156,620	(12)	156,645	131.19	12/13/2031
						1,140	(5)	174,637
						7,975	(6)	1,221,690
						15,785	(7)	2,418,104
						21,180	(8)	3,244,564
						44,407	(9)	6,802,708
						18,005	(10)	2,758,186	35,075	(10)	5,373,139
									42,350	(11)	6,487,597
Mr. Zavery						39,960	(13)	6,121,472
						28,235	(8)	4,325,320
						31,089	(14)	4,762,524
									56,465	(15)	8,649,873
Mr. Fipps						205	(5)	31,404
						1,705	(6)	261,189
						2,095	(16)	320,933
						2,930	(17)	448,847
						795	(18)	121,786
						8,475	(8)	1,298,285
						11,075	(19)	1,696,579
						9,468	(9)	1,450,403
						11,350	(20)	1,738,707

2026 PROXY STATEMENT	89
EXECUTIVE COMPENSATION TABLES

	Option Awards					Stock Awards
Name(1)	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Yet Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
						2,515	(21)	385,273
						5,799	(22)	888,349	11,295	(22)	1,730,281
						6,821	(23)	1,044,909	13,285	(23)	2,035,129
Ms. Canney	78,300	(12)	78,335	131.19	12/13/2031
						685	(5)	104,935
						4,855	(6)	743,737
						10,525	(7)	1,612,325
						13,415	(8)	2,055,044
						27,038	(9)	4,141,951
						12,001	(10)	1,838,433	23,385	(10)	3,582,348
									26,825	(11)	4,109,322
(1)Mr. Smith has no awards reported in this table because all of his outstanding equity awards ceased to vest and were cancelled at the time of his separation in August 2025.
(2)The market value of shares is based on the latest closing price of our common stock as of December 31, 2025, of $153.19.
(3)This stock option award was granted on November 18, 2019, and is fully vested.
(4)This stock option award was granted on October 29, 2021, and vests equally in eight tranches only if both subscription revenues and stock price performance metrics are met, subject to continued service as our CEO or executive chairman on the applicable vesting dates. The performance period in which the performance targets may be met is from October 29, 2021 to and including September 30, 2026. For additional detail, see section titled “Compensation Discussion and Analysis—Executive Compensation Program—2021 PSO Award Status.”
(5)This RSU award was granted on February 15, 2022, and vests in equal amounts on a quarterly basis over four years, with the first vest occurring May 12, 2022, and future vestings subject to continued employment or service with us on each vesting date.
(6)This RSU award was granted on February 15, 2023, and vests in equal amounts on a quarterly basis over four years, with the first vest occurring May 17, 2023, and future vestings subject to continued employment or service with us on each vesting date.
(7)This RSU award was granted on February 15, 2024, and vests over three years, with 3.33% having vested quarterly in the first year and
11.25% vesting quarterly over each of the second and third years, with future vestings subject to continued service with us on each such vesting date.
(8)This RSU award was granted on February 18, 2025, and vests in equal amounts on a quarterly basis over three years, with the first vest occurring May 15, 2025, and future vestings subject to continued employment or service with us on each vesting date.
(9)This PRSU award was granted on February 15, 2023, and represents the number of shares subject to the final vesting on February 17, 2026 as discussed in the section titled “Compensation Discussion and Analysis—Long-Term Incentive Plan—2023 PRSU rTSR
Performance Results.”
(10)This PRSU award was granted on February 15, 2024, one-third of which vested on February 7, 2026, and the remaining two-thirds will be assessed over a three-year performance period ending December 31, 2026. The number of PRSUs earned for the remaining two-thirds of which will be determined based on non-GAAP subscription revenues performance for fiscal 2026. Following the determination of non-GAAP subscription revenues achievement, the rTSR modifier will be applied to determine the final number of PRSUs earned. The earned PRSUs cliff vest on February 7, 2027, subject to continued employment or service with us on the vesting date. For additional detail, please see section titled “Compensation Discussion and Analysis—Executive Compensation Program—Long-Term Incentive Plan—2024 PRSU First Tranche
Performance Results.”
(11)This PRSU award was granted on February 18, 2025, and represents the target number of PRSUs. The PRSUs will be assessed over a three-
year performance period ending December 31, 2027. The number of PRSUs earned will be determined based on non-GAAP subscription revenues performance for fiscal 2027. Following the determination of non-GAAP subscription revenues achievement, the rTSR modifier will be applied to determine the final number of PRSUs earned. The earned PRSUs cliff vest on February 15, 2028, subject to continued employment or service with us on the vesting date. For additional detail, please see section titled “Compensation Discussion and Analysis—Executive
Compensation Program—Long-Term Incentive Plan.”

90
EXECUTIVE COMPENSATION TABLES
(12)This stock option award was granted on December 13, 2021 and vests equally in eight tranches only if both subscription revenues and stock price performance metrics applicable to each tranche are met, subject to continued employment with us on the applicable vesting dates. The performance period in which the performance targets may be met is from October 29, 2021 to and including September 30, 2026. For additional detail, see section titled “Compensation Discussion and Analysis—Executive Compensation Program—2021 PSO Award Status.”
(13)This RSU award was granted on November 15, 2024 and vests over two years, with 16.75% vesting quarterly in 2025 and 8.25% vesting quarterly in 2026, subject to continued service with us on each such vesting date.
(14)This PRSU award was granted on November 15, 2024, all of which vested on February 7, 2026 in accordance with the terms of the First
Tranche 2024 PRSUs. For additional detail on how the number of PRSUs earned is determined, please see section titled “Compensation
Discussion and Analysis—Executive Compensation Program—Long-Term Incentive Plan—2024 PRSU First Tranche Performance Results.”
(15)This PRSU award was granted on February 18, 2025, and represents the target number of PRSUs. One-half of the PRSUs will be assessed over a three-year performance period ending December 31, 2026, and the remaining PRSUs will be assessed over a three-year performance period ending December 31, 2027. For the first performance period, the number of PRSUs earned will be determined based on non-GAAP subscription revenues performance for fiscal 2026, and for the second performance period, the number of PRSUs earned will be determined based on non-GAAP subscription revenues performance for fiscal 2027. Following the determination of actual non-GAAP subscription revenues achievement for each period, the rTSR modifier will be applied to determine the final number of PRSUs earned for that period. The
PRSUs associated with the first performance period cliff vest on February 7, 2027, and the PRSUs associated with the second performance period cliff vest on February 15, 2028, subject to continued employment or service with us on each vesting date. For more detail, please see section titled “Compensation Discussion and Analysis—Executive Compensation Program—Long-Term Incentive Plan—PRSU Structure for
Amit Zavery.”
(16)This RSU award was granted on June 15, 2023, and vests in equal quarterly installments over four years, subject to continued employment or service with us on each vesting date, with the first 6.25% of the shares having vested on November 17, 2023.
(17)This RSU award was granted on February 15, 2024, and vests in equal quarterly installments over four years, subject to continued employment or service with us on each vesting date, with the first 6.25% of the shares having vested on May 7, 2024.
(18)This RSU award was granted on August 15, 2024, and vests in equal quarterly installments over four years, subject to continued employment or service with us on each vesting date, with the first 6.25% of the shares having vested on November 7, 2024.
(19)This RSU award was granted on May 15, 2025, and vests in equal quarterly installments over three years, subject to continued employment or service with us on each vesting date, with the first 8.33% of the shares having vested on August 15, 2025.
(20)This PRSU award was granted on February 15, 2024, and represents the number of shares subject to time-based vesting, which was determined based on performance against the applicable NNACV and free cash flow margin targets set by the Compensation Committee in
February 2025. The vesting schedule is as follows: 30% of the shares vested on February 7, 2025, 15% of the shares vested on each of
August 7, 2025 and February 7, 2026, and 20% of the shares will vest on each of August 7, 2026, and February 7, 2027, subject to continued
employment or service with us on each vesting date.
(21)This PRSU award was granted on August 15, 2024, and represents the number of shares subject to time-based vesting, which was determined based on performance against the applicable NNACV and free cash flow margin targets set by the Compensation Committee in February 2025.
The vesting schedule is as follows: 30% of the shares vested on February 7, 2025, 15% of the shares vested on each of August 7, 2025 and
February 7, 2026, and 20% of the shares will vest on each of August 7, 2026, and February 7, 2027, subject to continued employment or service with us on each vesting date.
(22)This PRSU award was granted on February 18, 2025. One-third of the PRSUs was assessed over a three-year performance period ending
December 31, 2025, one-third will be assessed over a three-year performance period ending December 31, 2026, and the remaining one-third will be assessed over a three-year performance period ending December 31, 2027. For the first performance period, the number of PRSUs earned was determined in February 2026 based on non-GAAP subscription revenues performance for fiscal 2025 and vested on February 15,
2026; for the second performance period, the number of PRSUs earned will be determined based on non-GAAP subscription revenues performance for fiscal 2026; and for the third performance period, the number of PRSUs earned will be determined based on non-GAAP subscription revenues performance for fiscal 2027. Following the determination of actual non-GAAP subscription revenues achievement for each period, the rTSR modifier will be applied to determine the final number of PRSUs earned for that period. The earned PRSUs associated with each performance period cliff vest on February 15th following the end of the applicable performance period, subject to continued
employment or service with us on each vesting date.
(23)This PRSU award was granted on May 15, 2025. One-third of the PRSUs was assessed over a three-year performance period ending
December 31, 2025, one-third will be assessed over a three-year performance period ending December 31, 2026, and the remaining one-third will be assessed over a three-year performance period ending December 31, 2027. For the first performance period, the number of PRSUs earned was determined in February 2026 based on non-GAAP subscription revenues performance for fiscal 2025 and vested on February 15,
2026; for the second performance period, the number of PRSUs earned will be determined based on non-GAAP subscription revenues performance for fiscal 2026; and for the third performance period, the number of PRSUs earned will be determined based on non-GAAP subscription revenues performance for fiscal 2027. Following the determination of actual non-GAAP subscription revenues achievement for each period, the rTSR modifier will be applied to determine the final number of PRSUs earned for that period. The earned PRSUs associated with each performance period cliff vest on February 15th following the end of the applicable performance period, subject to continued
employment or service with us on each vesting date.

2026 PROXY STATEMENT	91
EXECUTIVE COMPENSATION TABLES
Potential Payments Upon Termination or
Change in Control
The following table sets forth the estimated payments that would be received by the NEOs if a hypothetical change in control of the Company, termination without cause or resignation for good reason or termination without cause or resignation for good reason in connection with a change in control of the Company were to have occurred on
December 31, 2025. Mr. Smith became ineligible for such benefits as his separation from the Company occurred prior to
December 31, 2025.

	Change in Control Alone	Upon Termination without Cause or Resignation for Good Reason - No Change in Control				Upon Termination without Cause or Resignation for Good Reason - Change in Control
Name	Value of Accelerated Vesting ($)(1)	Cash Severance ($)	Continuation of Medical Benefits ($)	Value of Accelerated Vesting ($)(2)	Total ($)	Cash Severance ($)	Continuation of Medical Benefits ($)	Value of Accelerated Vesting ($)(2)	Total ($)
Mr. McDermott	—	5,072,375	39,398	46,373,370	51,485,143	10,075,000	78,795	61,750,890	71,904,685
Ms. Mastantuono	—	2,026,046	48,659	11,831,017	13,905,722	3,022,346	72,989	25,005,970	28,101,305
Mr. Zavery	—	2,036,250	44,011	5,828,267	7,908,528	3,037,500	66,017	23,733,726	26,837,243
Mr. Fipps	—	1,500,083	30,746	6,614,131	8,144,960	2,250,125	46,119	12,675,707	14,971,951
Ms. Canney	—	1,499,337	48,783	7,619,211	9,167,331	2,237,877	73,174	16,068,865	18,379,916
(1)Assumes that awards are substituted, continued or assumed in connection with the change in control. Pursuant to our equity incentive plans, an outstanding award held by a service provider will accelerate in full if it is not continued, assumed or substituted with an equivalent award in connection with a change in control. Assumes that the per share common stock price (plus the per share value of any other consideration)
received by the shareholders in the change in control is less than the stock price thresholds that have not yet been achieved for the 2021 PSO
Awards. For a complete discussion of Mr. McDermott’s post-employment compensation and on how the 2021 PSO Awards are treated upon a change in control, see “Compensation Discussion and Analysis—NEO Employment Agreements—Treatment Upon Termination of
Employment” above for additional information.
(2)The value of accelerated vesting is calculated based on the latest closing price of our common stock on the NYSE as of December 31, 2025, which was $153.19, less, if applicable, the exercise price of each outstanding stock option. To calculate the value of accelerated vesting for
PRSUs for which achievement had not yet been determined for the performance metrics and/or the rTSR component, achievement is calculated based on 100% of target for what has not yet been determined. The amount of PRSUs that was assumed to have been accelerated was pro-rated based on the percentage of the performance period that elapsed before the triggering event.

92
EXECUTIVE COMPENSATION TABLES
Potential Payments Upon Death
The following table estimates potential payments for our NEOs if the NEO had been terminated due to death on
December 31, 2025. For a complete discussion on how awards are treated upon death, see “Compensation Discussion and Analysis—NEO Employment Agreements—Death and Disability Benefits” above for additional information. Mr. Smith became ineligible for such benefits as his separation from the Company occurred prior to December 31, 2025.

	Upon Involuntary Termination by Reason of Death
Name	Cash Severance ($)	Continuation of Medical Benefits ($)	Value of Accelerated Vesting ($)(1)	Total ($)
Mr. McDermott	4,262,500	39,398	46,238,257	50,540,155
Ms. Mastantuono	1,564,897	48,659	18,890,012	20,503,568
Mr. Zavery	1,575,000	44,011	16,275,059	17,894,070
Mr. Fipps	1,100,083	30,746	10,793,155	11,923,984
Ms. Canney	1,116,918	48,783	12,135,252	13,300,953
(1)The value of accelerated vesting is calculated based on the latest closing price of our common stock on the NYSE as of December 31, 2025, which was $153.19. For a complete discussion on how awards are treated upon death, see “Compensation Discussion and Analysis—NEO
Employment Agreements—Death and Disability Benefits” above for additional information.
Potential Payments Upon Disability
The following table estimates potential payments for our NEOs if the NEO had been terminated due to disability on
December 31, 2025.  For a complete discussion on how awards are treated upon disability, see “Compensation
Discussion and Analysis—NEO Employment Agreements—Death and Disability Benefits” above for additional information. Mr. Smith became ineligible for such benefits as his separation from the Company occurred prior to
December 31, 2025.

Name	Upon Involuntary Termination by Reason of Disability
Value of Continued Vesting ($)(1)
Mr. McDermott	46,238,257
Ms. Mastantuono	18,890,012
Mr. Zavery	16,275,059
Mr. Fipps	10,793,155
Ms. Canney	12,135,252
(1)The value of accelerated vesting is calculated based on the latest closing price of our common stock on the NYSE as of December 31, 2025, which was $153.19. For a complete discussion on how awards are treated upon disability, see “Compensation Discussion and Analysis—NEO
Employment Agreements—Death and Disability Benefits” above for additional information.

2026 PROXY STATEMENT	93
Equity Compensation
Plan Information
The following table gives information about our common stock that may be issued upon the exercise or settlement of stock options, RSU and PRSU awards, and rights under all of our existing equity compensation plans as of December 31, 2025:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (Column A)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (Column B) ($)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) (Column C)
Equity compensation plans approved by security holders	28,566,127	(2)	124.28	94,776,602	(3)
Equity compensation plans not approved by security holders	512,010	(4)	—	—
Total (5)	29,078,137		124.28	94,776,602
(1)The weighted-average exercise price relates solely to outstanding stock options because RSU and PRSU awards do not have an exercise price.
(2)Represents (i) 672,585 shares of common stock subject to stock options outstanding and 200 shares of common stock subject to RSU awards outstanding under our 2012 Equity Incentive Plan and (ii) 3,715,190 shares of common stock subject to stock options outstanding and
24,178,152 shares of common stock subject to RSU and PRSU awards outstanding under our 2021 Equity Incentive Plan. The number of shares subject to PRSU awards outstanding in the table above reflects shares eligible to vest based on actual achievement for PRSU awards where performance achievement had been determined as of December 31, 2025. For PRSUs where performance metrics and/or the rTSR component achievement had not yet been determined as of December 31, 2025, the number of shares is calculated assuming 100% of target achievement. Similarly, the number of shares subject to performance-based stock options outstanding in the table above reflects shares that would be eligible to vest at 100% of target, assuming all performance metrics were met. This number excludes purchase rights accruing under our Amended and Restated 2012 Employee Stock Purchase Plan.
(3)Represents (i) 55,883,532 shares remaining available for future issuance under our 2021 Equity Incentive Plan and (ii) 38,893,070 shares remaining available for future issuance under our Amended and Restated 2012 Employee Stock Purchase Plan, including shares subject to purchase during the current purchase period.
(4)Represents shares of common stock subject to RSU awards outstanding under our 2022 New-Hire Equity Incentive Plan, which has expired as to future awards and provided for the grant of RSUs to eligible employees in accordance with NYSE Listing Rule 303A.08.
(5)440,925 shares of common stock subject to options outstanding with a weighted average exercise price of $20.22 and 1,496,860 shares of common stock subject to RSU and PRSU awards outstanding under equity incentive plans assumed in acquisitions are not included in this table. We did not assume the reserves of the plans from which these awards were issued. No future awards may be granted under such plans.

94
Chief Executive Officer
Pay Ratio
Our CEO to median employee pay ratio for 2025 is 251:1. The total 2025 compensation of our CEO was $51,550,957.
The total 2025 compensation of our median employee was $205,259. In selecting the median employee under SEC rules, reporting companies are permitted to use reasonable estimates, assumptions, and methodologies based on their own facts and circumstances. As a result, the disclosure regarding the compensation of our median employee and our CEO to median employee pay ratio may not be directly comparable to similar disclosure by other reporting companies.
Methodology Used to Identify
Median Employee
We identified the employee with annual total compensation at the median of the compensation of all of our employees (the
“median employee”) by considering our employee population as of October 31, 2025 (the “employee population determination date”). We considered all individuals, excluding our CEO, who were employed by us (including our consolidated subsidiaries) on the employee population determination date, whether employed in the U.S. or outside of the
U.S., or on a full-time, part-time, seasonal or temporary basis, including employees on a leave of absence. Contractors and other non-employees were not included in our employee population.
Compensation for purposes of identifying the median employee included the following: (i) target annual base salaries in effect as of October 31, 2025; (ii) actual cash bonus compensation earned between January 1, 2025 and
December 31, 2025; (iii) actual commissions earned between January 1, 2025 and December 31, 2025; and (iv) the target value of equity awards granted between January 1, 2025 and October 31, 2025, which reflects all new hire and “refresh”
equity awards granted in 2025 to our employees who were employed as of the employee population determination date.
For employees paid other than in U.S. dollars, we converted their compensation into U.S. dollars using foreign exchange rates in effect as of December 31, 2025, as provided in our system of record for compensation information. We did not make any cost-of-living adjustments for employees outside of the U.S. We believe our methodology represents a consistently applied compensation measure because it strikes a balance in terms of administrative burden while consistently treating all of the primary compensation components for our worldwide workforce and capturing a full year of each of those primary compensation components.
Using this approach, we determined the median employee of our employee population. After identifying the median employee based on the methodology above, we calculated the annual total compensation for such median employee using the same methodology we used to calculate the amount reported for our NEOs in the “Total” column of the “Executive Compensation Tables—2025 Summary Compensation Table.”

2026 PROXY STATEMENT	95
Pay Versus Performance
The following pay versus performance table shows the “compensation actually paid” to our CEO and other NEOs, our total shareholder return (“TSR”) and that of our peers, our net income and the most important “financial performance measure”
used by us to link executive pay with Company performance.
This table and the accompanying disclosure are prescribed by SEC rules. Those rules require amounts included in the
“compensation actually paid” columns of the table to be calculated according to a particular formula intended to demonstrate the relationship between executive compensation actually paid to a company’s NEOs and the Company’s performance. The formula reflects the change in fair value of equity awards from one year to another (or to the vesting date, if earlier). They do not reflect, however, the precise amounts actually earned by or paid to our executives during the years shown in the table.
Given that the substantial majority of our total executive compensation consists of equity awards, changes in the fair value of unearned and unvested equity awards, as well as large forfeitures, will have a significant effect on the amounts shown in the “compensation actually paid” columns of the table. By illustration, for a year in which our stock price increases significantly on a year-over-year basis, as occurred in 2023, the amounts shown in the “compensation actually paid”
columns are primarily a reflection of the associated increase in the fair value of our CEO’s and executives’ unearned and unvested equity compensation. Similarly, for a year in which our stock price declines, the amounts reported in the
“compensation actually paid” columns are negative, even though our CEO and other NEOs were not paid a negative amount during that year. In addition, forfeited awards reduce the amounts shown in the “compensation actually paid”
column and, in years when our stock price declines, offset what would otherwise be larger negative amounts, as was the case this year due to Mr. Smith’s forfeiture of his outstanding equity awards in connection with his departure.
For additional information concerning our pay-for-performance philosophy and how our executive compensation program is designed accordingly, please see “Compensation Discussion and Analysis.”
Pay Versus Performance

Year(1)	Summary Compensation Table Total for CEO(2)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Other NEOs(2)	Average Compensation Actually Paid to Other NEOs(2)	Value of Initial Fixed $100 Investment Based On:			Net Income (millions)(6)	Non-GAAP Subscription Revenues (millions)(7)
					NOW Total Shareholder Return(3)	Peer Group Total Shareholder Return(4)	Add'l Measure: 2025 Peer Group Total Shareholder Return(5)
2025	$51,550,957	$(83,286,935)	$18,619,972	$(6,404,117)	$139	$227	$134	$1,748	$12,847
2024	$37,558,118	$201,991,660	$20,552,646	$20,144,060	$193	$202	$129	$1,425	$10,674
2023	$37,606,244	$184,779,698	$15,903,489	$45,349,258	$128	$171	$106	$1,731	$8,634
2022	$38,502,528	$(76,345,721)	$13,629,762	$(6,507,023)	$71	$109	$71	$325	$7,056
2021	$165,802,037	$136,180,680	$27,586,570	$29,995,940	$118	$150	$110	$230	$5,627
(1)Mr. McDermott served as CEO for each of the years shown in the table above. The other NEOs for those years were as follows:
•2025: Ms. Mastantuono, Mr. Zavery, Mr. Fipps, Ms. Canney and Mr. Smith
•2024: Ms. Mastantuono, Mr. Zavery, Mr. Smith, Ms. Canney and Chirantan Desai
•2023: Ms. Mastantuono, Mr. Smith, Ms. Canney and Mr. Desai
•2022: Ms. Mastantuono, Mr. Smith, Lara Caimi and Mr. Desai
•2021: Ms. Mastantuono, Ms. Canney, Russell S. Elmer and Mr. Desai

96
PAY VERSUS PERFORMANCE
(2)The 2025 Summary Compensation Table (“SCT”) totals reported for the CEO and the average of the other NEOs were subject to the following adjustments as required by Regulation S-K Item 402(v)(2)(iii) to calculate “compensation actually paid”:

	CEO ($)	Average for Other NEOs ($)
SCT Total	51,550,957	18,619,972
Adjustments
Deduction for the amounts reported under the “Stock Awards” columns of the SCT(a)	(43,481,651)	(16,405,465)
Item 402(v) Equity Award Adjustments(b)	(91,356,241)	(8,618,624)
“Compensation Actually Paid”	(83,286,935)	(6,404,117)
(a)Reflects the aggregate grant date fair value of equity-based awards granted each year as reported in the “Stock Awards” column of the SCT for the covered year, calculated in accordance with ASC Topic 718. Because we do not sponsor or maintain any defined benefit pension plans, no deductions related to pension value were made. No option awards were granted to the CEO or other NEOs in 2025.
(b)Item 402(v) equity award adjustments reflect the aggregate of the following (as applicable): (i) the year-end fair value of any equity awards granted in the covered year that are outstanding and unvested as of the end of the year; (ii) the change as of the end of the covered year
(from the end of the prior year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the covered year; (iii) for awards granted and vested within the same covered year, their fair value as of the vesting date; (iv) for awards granted in prior years that vest in the covered year, the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) the subtraction of the prior year-end fair value of any awards granted in a prior fiscal year that failed to meet applicable vesting conditions as of the end of the year. Equity values are calculated in accordance with ASC Topic 718. Valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant except for the stock price, percentage of volatility, risk free rate and the term used to calculate the valuations. The amounts deducted or added in calculating the equity award adjustments for the CEO and other NEOs are as follows:

	CEO ($)	Average for Other NEOs ($)
Year End Fair Value of Equity Awards Granted in the Year that Were Outstanding and Unvested as of Year End	28,189,587	8,081,050
Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in a Prior Year	(116,654,554)	(7,040,565)
Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	3,453,792	1,156,703
Fair Value Change between Vesting Date and Prior Year End Value of Awards Granted in a Prior Year that Vested in the Year	(6,345,066)	(1,798,966)
Average Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year*	—	(9,016,846)
Equity Award Adjustments	(91,356,241)	(8,618,624)
*Except for Mr. Smith, who forfeited outstanding equity awards in connection with his departure, no other NEOs failed to meet vesting conditions in 2025.
(3)Represents the TSR of a $100 investment in the Company’s shares as of December 31, 2020, valued again on each of December 31, 2021,
2022, 2023, 2024 and 2025.
(4)Represents the TSR of the S&P Systems Software index based on a $100 investment as of December 31, 2020, valued again on each of
December 31, 2021, 2022, 2023, 2024 and 2025.
(5)As an additional measure, we are providing our 2025 Peer Group (as defined below) TSR, weighted according to the respective companies’
stock market capitalization at the beginning of each period for which a return is indicated. As further described in the section titled
“Compensation Discussion & Analysis—Compensation Policies and Practices—Peer Companies,” the 2025 Peer Group includes the following companies: Adobe Inc., Airbnb, Inc., Atlassian Corporation, Block, Inc., eBay Inc., Electronic Arts Inc., Intuit Inc., Netflix, Inc., Oracle
Corporation, Palo Alto Networks, Inc., PayPal Holdings, Inc., salesforce.com, inc., Snowflake Inc., Uber Technologies, Inc., Visa Inc. and
Workday, Inc. (the “2025 Peer Group”). The values represent the TSR of the 2025 Peer Group based on a $100 investment as of December
31, 2020, valued again on each of December 31, 2021, 2022, 2023, 2024 and 2025. We have provided this 2025 Peer Group TSR as an additional measure to supplement this pay versus performance disclosure and to provide further context to the Compensation Committee’s pay decisions.
(6)Net income as reported in the Company’s audited financial statements.
(7)The Company has identified non-GAAP subscription revenues as the most important financial performance measure used to link compensation actually paid to the CEO and other NEOs for 2025 to the Company’s performance as this measure is used to determine executive compensation. “Financial performance measure” for these purposes is defined by SEC rules to mean a measure determined and presented in accordance with GAAP or any measures derived wholly or in part from such measures or the Company’s stock price or total shareholder return.
Non-GAAP subscription revenues is calculated as full-year GAAP subscription revenues that exclude the impact of foreign exchange by applying the average foreign exchange rates in effect during December of the prior fiscal year.

2026 PROXY STATEMENT	97
PAY VERSUS PERFORMANCE
Company Financial Performance Measures
As described further in the CD&A, the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics the Company uses for the annual cash incentive program and LTIP are strongly linked to our financial and operational performance and align executive compensation with short-term and long-term shareholder value creation. The most important performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are:
•non-GAAP subscription revenues;
•non-GAAP operating margin;
•NNACV; and
•rTSR.
Because the Company generally seeks to incentivize long-term, multi-year performance, its executive compensation program is not designed to specifically align “compensation actually paid,” as defined by SEC rules, with the Company’s performance measures identified for a particular year.
NNACV, which represents bookings from new customers and additional bookings from existing customers, does not qualify as a “financial performance measure” under applicable SEC rules. As explained in the CD&A, NNACV serves as a key metric in our executive compensation programs as it can be a reliable indicator of revenue and customer relationships for many years into the future. A detailed description of NNACV and the other performance measures used to make compensation decisions is included in “Compensation Discussion and Analysis—Executive Compensation Program—
Annual Cash Incentive.”

98
PAY VERSUS PERFORMANCE
Analysis of the Information Presented in the Pay Versus
Performance Table
In this section, we provide a graphic analysis showing a comparison of the compensation actually paid to executives and other metrics, including total shareholder return, net income and subscription revenues. The “compensation actually paid”
is calculated in accordance with the methodology described above.
Compensation Actually Paid and 5-Year TSR of the Company, the S&P
Systems Software Index and, Supplementally, the 2025 Peer Group

The compensation actually paid to Mr. McDermott and the average compensation actually paid to the other NEOs generally align with the Company’s TSR over the last five years. The graph below compares the compensation actually paid against the total shareholder return of the Company, the S&P Systems Software Index and our 2025 Peer Group in
the period from December 31, 2020 through December 31, 2025.

The compensation actually
paid and the Company’s
TSR over the last five years
is closely aligned because,
as discussed above, a
significant portion of the
compensation actually paid
to Mr. McDermott and the
other NEOs is comprised
largely of equity awards.
Thus, the value of these
awards and, therefore, a
large portion of the
compensation actually paid
to our NEOs is inherently
correlated to the Company’s
stock price.

The Company’s TSR over the five-year period presented in the table was 39% and the S&P Systems Software Index
TSR was 127%. The Company’s TSR generally tracked the S&P Systems Software Index throughout the period, with the exception of 2025, when the Company's TSR declined notwithstanding the Company's strong financial and operational performance, and while the S&P Systems Software Index appreciated. Compensation actually paid also decreased during 2025. Further, as explained in the CD&A, the Compensation Committee considers the pay practices among peer companies in its deliberations on compensation matters, including to ensure the Company’s pay practices remain competitive. The Company’s outperformance of the 2025 Peer Group in terms of TSR over the last five years provides support for the Compensation Committee’s pay decisions.

$118

CEO CAP ($M)	Average Other NEO CAP ($M)	NOW TSR	2025 Proxy Peers	S&P Systems Software TSR

2026 PROXY STATEMENT	99
PAY VERSUS PERFORMANCE
Compensation Actually Paid and Net Income

The compensation actually
paid to Mr. McDermott and
the average compensation
actually paid to the other
NEOs is not always aligned
with the Company’s net
income, as shown in the
graph to the right, primarily
due to the large percentage
of our NEOs’ total annual
compensation comprised of
equity awards and, thus, the
much greater sensitivity of
compensation actually paid
to our stock price.

CEO CAP ($M)	Average Other NEO CAP ($M)	Net Income ($M)
Compensation Actually Paid and Non-GAAP Subscription Revenues

The compensation actually
paid to Mr. McDermott, the
average compensation
actually paid to the other
NEOs and the Company’s
non-GAAP subscription
revenues over the last five
years is presented to the
right. While the
Compensation Committee
evaluates performance
relative to several financial
and non-financial
performance measures for
purposes of determining
incentive-based pay, the
Company believes non-GAAP

subscription revenues is the most important financial performance measure for 2025 used to link compensation actually paid to Company performance because it measures our success in attracting and retaining customers and provides an indication of the long-term health of the Company. For this reason, the Company utilizes non-GAAP subscription revenues when setting performance goals as part of the long-term incentive plan. While subscription revenues have grown significantly over the last five years, compensation actually paid has fluctuated more in line with changes in our stock price given that a significant portion of the compensation actually paid to Mr. McDermott and the other NEOs is comprised largely of equity grants.

CEO CAP ($M)	Average Other NEO CAP ($M)	Non-GAAP Subscription Revenues ($M)

100
Security Ownership of
Certain Beneficial Owners
and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of
February 28, 2026, except to the extent indicated otherwise in the footnotes, by:
•each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all of our current executive officers and directors as a group.
Except as otherwise noted, to our knowledge, each individual exercises sole voting power or investment power over the shares of common stock shown. The number of shares of common stock shown in the following table is determined under
SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Such beneficial ownership includes any shares of common stock as to which the individual has sole or shared voting power or investment power and any shares of common stock the individual has the right to acquire within 60 days of February 28, 2026, including upon the exercise of any option or vesting of any RSU or PRSU award. There were 1,036,155,572 shares of common stock outstanding as of February 28, 2026.
Unless otherwise indicated, the address of each of the individuals and entities named below is c/o ServiceNow, Inc.,
2225 Lawson Lane, Santa Clara, California 95054.

2026 PROXY STATEMENT	101
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Greater than 5% Shareholders:
BlackRock, Inc.(1)	91,252,660	8.8%
The Vanguard Group, Inc.(2)	90,591,730	8.7%
Directors and Named Executive Officers:
William R. McDermott(3)	2,212,904	*
Gina Mastantuono(4)	253,321	*
Amit Zavery	67,324	*
Paul Fipps	8,061	*
Paul Smith(5)	26,120	*
Jacqueline Canney(6)	116,758	*
Susan L. Bostrom	16,830	*
Teresa Briggs	7,750	*
Jonathan C. Chadwick	16,025	*
Paul E. Chamberlain	44,835	*
Lawrence J. Jackson, Jr.	20	*
Frederic B. Luddy(7)	768,565	*
Joseph “Larry” Quinlan(8)	6,610	*
Anita M. Sands	44,940	*
Eric S. Yuan	—	*
All current executive officers, directors and nominees as a group (15 persons)(9)	3,566,103	*
*Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)Consists of shares of common stock beneficially owned as of December 31, 2024, according to a Schedule 13G/A filed by BlackRock, Inc., on
February 5, 2025, reporting (i) sole voting power with respect to 81,320,540 shares of our common stock and (ii) sole dispositive power with respect to all 91,252,660 shares of our common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(2)Consists of shares of common stock beneficially owned as of December 31, 2023, according to a Schedule 13G/A filed by The Vanguard
Group, Inc., on February 13, 2024, reporting (i) sole dispositive power with respect to 86,189,560 shares of common stock, (ii) shared dispositive power with respect to 4,402,170 shares of common stock, and (iii) shared voting power with respect to 1,364,240 shares of common stock. According to the most recent 13G/A filed by The Vanguard Group with the SEC on March 27, 2026, the Vanguard Group subsequently reported that due to an internal realignment it no longer has, or is deemed to have, beneficial ownership over Company securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The address for The Vanguard Group, Inc. is 100 Vanguard
Blvd., Malvern, PA 19355.
(3)Consists of (i) 2,030,265 shares of common stock subject to stock options held by Mr. McDermott that are exercisable within 60 days of
February 28, 2026, (ii) 24,405 shares of common stock held by a trust, of which Mr. McDermott is a trustee, and (iii) 158,234 shares of common stock.
(4)Consists of (i) 156,620 shares of common stock subject to stock options held by Ms. Mastantuono that are exercisable within 60 days of
February 28, 2026, and (ii) 96,701 shares of common stock.
(5)Mr. Smith separated from the Company in August 2025. His beneficial ownership amount is based solely on his most recent Form 4 filed
February 21, 2025, prior to his separation from the Company.
(6)Consists of (i) 78,300 shares of common stock subject to stock options held by Ms. Canney that are exercisable within 60 days of
February 28, 2026, and (ii) 38,458 shares of common stock.
(7)Consists of (i) 153,000 shares of common stock held by an LLC, of which Mr. Luddy may be deemed to have voting and investment power, and
(ii) 615,565 shares of common stock held by a trust, of which Mr. Luddy is a trustee.
(8)Consists of 6,610 shares of common stock held by a trust, of which Mr. Quinlan is trustee.
(9)Consists of (i) 2,265,185 shares of common stock subject to stock options that are exercisable within 60 days of February 28, 2026 and (ii)
1,300,918 shares of common stock.

102
Proposal 3
Advisory Vote on the
Frequency of Future
Advisory Votes on
Executive Compensation

The Board recommends a vote of “ONE YEAR” for this proposal.

Statement of the Board of Directors

We allow our shareholders to vote on an advisory basis every six years on how frequently we should hold a "say on pay"
advisory vote on executive compensation. Shareholders may indicate whether they prefer a say on pay vote every one, two or three years or may abstain from voting on the say on pay frequency matter. We are holding the say on pay frequency vote this year and expect to hold it again in 2032.
The vote on this matter is of an advisory nature and therefore non-binding. The provisions of our Bylaws regarding the vote required to approve a proposal are not applicable to this matter, but the option that receives the highest number of votes will be considered by our Compensation Committee and Board in determining how frequently the advisory vote on executive compensation occurs in the future.
Our Board recommends that shareholders vote “ONE YEAR” on this matter—to continue to hold say on pay votes on executive compensation annually. When shareholders last voted in 2020 on the frequency of say on pay votes, approximately 98% of votes cast by shareholders supported an annual frequency consistent with the Board’s recommendation then and now. An annual “say on pay” vote positions us to regularly solicit timely, direct input from our shareholders on our executive compensation program.

Vote Required

Shareholders can choose whether future advisory votes on executive compensation should be conducted every “ONE
YEAR,” “TWO YEARS” or “THREE YEARS” or may “ABSTAIN” from voting. The frequency receiving the highest number of votes will be considered the non-binding advisory vote of our shareholders. Under the rules of the NYSE, brokerage firms, banks and other nominees do not have discretionary authority to vote shares with respect to this proposal.
The Board recommends a vote to hold future advisory votes on executive compensation every “ONE YEAR.”

2026 PROXY STATEMENT	103
Proposal 4
Ratify the Independent
Registered Public Accounting
Firm for 2026

The Board recommends a vote “FOR” this proposal.
Our Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm (the “Independent Auditor”) to perform the audit of our consolidated financial statements for the year ending
December 31, 2026. PwC has served in this capacity since 2011.
Although not required, our Audit Committee has decided to submit its selection of PwC for ratification by our shareholders as a matter of good corporate governance. If the appointment is not ratified by our shareholders, our Audit Committee will review its future selection of PwC as our Independent Auditor. The Audit Committee is solely responsible for selecting and terminating our Independent Auditor, however, and may do so at any time at its discretion.
Representatives of PwC are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
We regularly review the services and fees of our Independent Auditor. These services and fees are also reviewed with our
Audit Committee at least annually. In accordance with standard policy, PwC periodically rotates the individuals responsible for the Company’s audit.
In addition to performing the audit of our consolidated financial statements, PwC provided various other services during
2025 and 2024, which the Audit Committee determined did not impair PwC’s independence. Aggregate fees for professional services rendered by PwC for 2025 and 2024 were the following (in thousands):

	Year ended December 31,
	2025	2024
Audit fees(1)	$8,648	$9,406
Audit-related fees(2)	650	250
Tax fees(3)	1,370	1,729
All other fees(4)	10	1
Total fees	$10,678	$11,386
(1)Audit fees were for professional services rendered in connection with the audit of our annual financial statements and review of our quarterly financial statements. This category also includes fees for services in connection with statutory and regulatory filings or engagements.
(2)Audit-related fees primarily related to service organization control audits under Statement on Standards for Attestation Engagements No. 18
and due diligence services.
(3)Tax fees were for tax compliance and transfer pricing services.
(4)All other fees were primarily for subscriptions to PwC's web-based research program.

104
PROPOSAL 4: RATIFY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026
Policy on Approval of Audit and Non-Audit Services
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Independent
Auditor. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Independent Auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the Independent Auditor in accordance with this pre-approval and the fees for the services performed to date.
All of the services relating to the fees described in the table above were pre-approved by our Audit Committee.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote on the proposal that are voted “FOR” or “AGAINST” this proposal.
Abstentions will have no effect on the outcome of the vote. We do not expect any broker non-votes, as brokers generally have discretion to vote uninstructed shares on this proposal.
The Board recommends a vote “FOR” this proposal.

2026 PROXY STATEMENT	105
Report of the Audit Committee
The Audit Committee operates under a written charter adopted by our Board of Directors, which provides that its functions include the oversight of the quality of our financial reports and other financial information provided to shareholders. In carrying out these functions, the Audit Committee reviews critical accounting policies and estimates and the application of
U.S. GAAP, reviews our compliance with legal and regulatory requirements, reviews with management and our
Independent Auditor, PwC, the adequacy of our internal financial controls, and has responsibility for the appointment, compensation and oversight of our Independent Auditor. The Audit Committee’s responsibility for overseeing our
Independent Auditor includes reviewing our Independent Auditor’s independence, reviewing and approving the planned scope of the annual audit, and reviewing and pre-approving any audit and non-audit services that may be performed by our Independent Auditor. A more detailed description of the functions and responsibilities of the Audit Committee can be found in ServiceNow’s Audit Committee Charter, published on the corporate governance section of ServiceNow’s website at investors.servicenow.com.
The Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Management is responsible for our internal controls, financial reporting process, selection of accounting principles, determination of estimates and compliance with laws, regulations and ethical business conduct. Our Independent Auditor is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with ServiceNow’s management and our Independent Auditor the audited consolidated financial statements of ServiceNow for the year ended December 31, 2025. The Audit Committee has also discussed with our Independent Auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Audit Committee has received and reviewed the written disclosures and the letter from our Independent Auditor required by applicable requirements of the PCAOB regarding our Independent Auditor’s communications with the Audit
Committee concerning independence. The Audit Committee also has discussed with our Independent Auditor its independence from ServiceNow.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended
December 31, 2025 for filing with the SEC.
Submitted by the Audit Committee:
Teresa Briggs, Chair
Jonathan C. Chadwick
Paul E. Chamberlain
Joseph “Larry” Quinlan
The information contained in this report of the Audit Committee is not considered to be “soliciting material” and shall not be deemed “filed” or incorporated by reference in any filing by ServiceNow under the Exchange Act or the Securities Act unless and only to the extent ServiceNow specifically incorporates it by reference.

106
Proposal 5
Approval of Amended and
Restated 2021 Equity
Incentive Plan

The Board recommends a vote “FOR” this proposal.
We are asking our shareholders to approve an amendment and restatement of the 2021 Equity Incentive Plan (the
“Restated 2021 Plan”), because otherwise we may have insufficient shares available to continue to make equity grants to our employees and directors through the next 12 months under the 2021 Equity Incentive Plan, as most recently amended and restated December 17, 2025 (the “2021 Plan”). We are requesting approval to add an additional 38,000,000 shares to the Restated 2021 Plan.
If the Restated 2021 Plan is not approved by our shareholders, the current 2021 Plan will remain as-is. If the Restated
2021 Plan is approved by our shareholders, the Restated 2021 Plan will become effective on the date of our
Annual Meeting.

Summary of the Proposal

Our Board has determined that it is in the best interests of the Company and our shareholders to seek approval of the
Restated 2021 Plan to increase the number of shares that may be issued by 38,000,000 shares. We believe this is necessary and appropriate for the following reasons:
•Equity compensation is a key element of our overall compensation program. While we believe we are judicious in our use of equity, our equity program is broad-based by design. We have provided the opportunity for 80% (i.e., more than
23,000 team members) of our employees to receive equity grants, with approximately 95% of the shares granted in
2025 made to employees who are not executive officers. As shareholders of the Company, our employees are entirely aligned with the Company’s broader shareholder base to drive the long-term growth of the Company.
•In 2025, our workforce grew to more than 29,000 employees, an 11% increase from 2024 and an approximately 45%
increase since shareholders last approved additional shares under the 2021 Plan in 2023. In response to an increasingly competitive talent market and the specialized skills our business requires, an increase in shares under our
2021 Plan is necessary to continue using equity compensation as a broad-based compensation tool for our growing workforce.
•Our Board believes that the Restated 2021 Plan will enable us to continue to attract, retain and motivate talented individuals who will help achieve our growth and strategic objectives and deliver on our goal of building ServiceNow into the defining AI enterprise software company of the 21st century and benefit all of our shareholders as a result.
•Our ability to attract and retain the talent we need to compete in our industry would be seriously hindered if the
Restated 2021 Plan is not approved by our shareholders, which could affect our long-term success. Thus, if the
Restated 2021 Plan is not approved, we would again seek approval from our shareholders for a share increase under the 2021 Plan or for a new equity incentive plan at a special meeting prior to our 2027 annual shareholders meeting, which would increase costs and would be a distraction from our management team’s execution of our business goals.
In addition, until additional shares under an equity incentive plan are approved, we may be required to consider other compensation alternatives, such as increasing cash compensation.

2026 PROXY STATEMENT	107
PROPOSAL 5: APPROVAL OF AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
Equity Compensation is a Critical Element of Our
Compensation Policy
We believe that our future success and our ability to remain competitive depend on our continuing efforts to attract, retain and motivate highly qualified personnel. We operate in a hypercompetitive market for talent in our industry. A cornerstone of our method for attracting and retaining top caliber talent has been our equity-based compensation programs, including the grant of time-based RSUs, PRSUs, options and PSOs. Providing employees with the opportunity to participate in stock ownership, and in turn, our long-term future performance, helps align the objectives of our shareholders and our employees, and is important in attracting, motivating and retaining the highly skilled talent essential to our success.
Currently, we use new hire RSUs broadly as a key tool in attracting top talent for a wide range of roles. We have granted
RSUs as well as PRSUs and PSOs subject to time- and performance-based vesting, to certain employees, including our executives, on a targeted basis to incentivize retention and performance objectives. We also grant RSUs to our non-
employee directors.
We Carefully Consider and Forecast Our Need for Shares
Our Compensation Committee thoughtfully manages our equity incentive programs to manage long-term shareholder dilution, burn rate, stock-based compensation expense and stock-based compensation expense as a percentage of revenue while maintaining our ability to attract, reward and retain key talent in a hypercompetitive market. In evaluating the proposed Restated 2021 Plan, our Board  considered a number of factors, including shareholder feedback, the costs of the Restated 2021 Plan and an analysis of certain dilution metrics.
Potential Dilution. We are committed to effectively managing our employee equity compensation programs in light of potential shareholder dilution. For this reason, we considered both our “burn rate” and our “overhang” in evaluating the impact of the Restated 2021 Plan on our shareholders. We define “burn rate” as the number of time-based equity awards granted during the year plus performance-based equity awards granted during the year, as adjusted for over or under achievement for such awards granted in the prior year and vested in the applicable fiscal year, divided by the weighted average total number of shares of common stock outstanding. The burn rate measures the potential dilutive effect of our outstanding equity grants. We define “overhang” as the stock options outstanding but not exercised and outstanding full value awards (which include RSUs and similar awards), plus shares available to be granted as equity awards, divided by the total number of shares of common stock outstanding. The overhang measures the potential dilutive effect of outstanding equity awards plus shares available for grant under our equity compensation plans.
The burn rate and overhang figures included below are based on equity awards granted and available for grant under the
2021 Plan but exclude potential dilution resulting from shares issued pursuant to our employee stock purchase plan. As we continue to mature our compensation practices, we strive to achieve a burn rate and overhang at approximately the average rates of our peer group and within the limits recommended by certain independent shareholder advisory groups.
During the past three fiscal years, we granted equity awards under the 2021 Plan as summarized in the chart below. Our three-year average burn rate was approximately 1.63% for 2023 through 2025 (see chart below for a calculation of our three-year burn rate).

108
PROPOSAL 5: APPROVAL OF AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
Three-Year Average Burn Rate Calculation

	Weighted-Average Common Shares Outstanding(1)	RSUs Granted(2)	Stock Options Granted(3)	Burn Rate(4)
2025	1,036,740,469	14,486,667	426,225	1.40%
2024	1,029,168,935	15,154,425	—	1.47%
2023	1,020,684,650	20,668,160	—	2.03%
(1)Weighted-average common shares outstanding have been adjusted to reflect the Stock Split.
(2)Includes time-based RSUs and PRSUs. The number of PRSUs granted reflects the shares that could be eligible to vest at 100% of target for
PRSUs and includes adjustments for over or under achievement for PRSUs granted in the prior year and vested in the applicable fiscal year.
The information in this footnote has been adjusted for the Stock Split.
(3)Stock options granted in fiscal year 2025 relate solely to stock options assumed in connection with business combinations. No stock options were granted during the years ended December 31, 2025, 2024 or 2023. The information in this footnote has been adjusted for the Stock Split.
(4)Burn rate is calculated by adding the numbers reported in RSUs Granted and Stock Options Granted columns for the applicable year, divided by the weighted average total number of shares of common stock outstanding.
Equity Awards Outstanding
As of February 28, 2026:
•there were 1,036,155,572 total shares of our common stock outstanding;
• 16,093,157 shares available for grant under the 2021 Plan;
•there were no shares available for grant under any other plans; and
•there were equity awards outstanding under the 2021 Plan, New Hire Plan and 2012 Equity Incentive Plan (as
summarized in the table below).
In the aggregate, excluding shares available under our employee stock purchase plan, there were approximately
48,456,751 awards outstanding (including awards assumed in acquisitions) and 16,093,157 shares available for future awards under our equity incentive plans, representing approximately 6.23% of our common stock outstanding as of
February 28, 2026. We refer to this percentage as our “overhang.”
Please see the table below for a breakdown of the outstanding equity awards and the number of shares remaining available for grant under our equity incentive plans as of February 28, 2026, excluding shares available under our employee stock purchase plan. The closing market price of our common stock was $108.01 on February 27, 2026 (the last trading day of the month of February).

Outstanding appreciation awards (options) under all plans (including PSOs at target)	Weighted- average exercise price of options	Weighted-average remaining term of options	Full value awards outstanding under all plans (including PRSUs at target)(1)	Number of shares available for grant under the 2021 Plan
4,810,651	115.13	5.69	42,211,267	16,093,157
(1)Excludes 1,434,833 full value awards assumed in business acquisitions.
Accordingly, our Board believes that the request for 38,000,000 shares for the Restated 2021 Plan is reasonable and prudent. This number of shares should allow us to continue to grant awards to our employees, consultants, officers and directors, which have been successful in attracting high-performing personnel and generating shareholder value, and to be able to respond to growth, market competition and potential stock price fluctuations.
Expected Utilization. 60,181,895 shares are authorized under the 2021 Plan after taking into account the Stock Split. As of February 28, 2026, only 16,093,157 shares remained available for future awards under the 2021 Plan, an amount the
Board believes to be insufficient to meet our needs later this year. Approval of the Restated 2021 Plan would result in
38,000,000 additional shares being made available for future awards under the Restated 2021 Plan, such that the cumulative aggregate share authorization under the Restated 2021 Plan will increase to 98,181,895 shares, of which
54,093,157 shares will be available for future awards.

2026 PROXY STATEMENT	109
PROPOSAL 5: APPROVAL OF AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
We anticipate making future requests for additional increases in the share reserve periodically so that we can continue to engage with our shareholders and allow them to routinely evaluate the Restated 2021 Plan’s continued effectiveness. The timing of such future requests will depend on, among other things,  changes in stock price, business conditions, our compensation programs, merger and acquisition activity and/or our strategy.
Good Governance and Compensation Practices
The Restated 2021 Plan contains a number of provisions we believe are consistent with the interests of our shareholders and good corporate governance and compensation practices, including:
•No rollover of shares from the 2012 Equity Incentive Plan or any other equity plan;
•No “liberal” share recycling;
•No “liberal” change in control definition;
•No dividends on unvested awards;
•No evergreen provision;
•No option repricing without shareholder approval;
•No excise tax gross ups;
•No automatic single trigger acceleration on a change in control;
•Minimum exercise price;
•Limits on non-employee director cash and equity compensation; and
•The ability to clawback awards under our clawback policies and/or any recoupment requirements imposed under applicable law or listing standards.
Purpose of the Proposed Amendments to the 2021 Plan
Share Increase. As discussed above, we are requesting approval of an increase of 38,000,000 shares for the Restated
2021 Plan to cover anticipated equity awards, such as those for new hires, refresh awards, potential special retention needs, merger and acquisition activities and non-employee director grants.
If approved by our shareholders, the Restated 2021 Plan will be effective on the date of shareholder approval. We intend to register the additional shares authorized under the Restated 2021 Plan under the Securities Act. If our shareholders do not approve the amendment to the 2021 Plan, the shares available for grant and issuance under the 2021 Plan will not be increased.
Summary of the Restated 2021 Equity Incentive Plan
The following is a summary of the principal features of the Restated 2021 Plan. This summary, however, does not purport to be a complete description of all of the provisions of the Restated 2021 Plan. It is qualified in its entirety by reference to the full text of the Restated 2021 Plan, a copy of which is attached hereto as Appendix A.
Background; Purpose
The 2021 Plan was originally adopted by our Board in April 2021 and approved by our shareholders in June 2021 as the successor to the 2012 Equity Incentive Plan. The 2021 Plan was subsequently amended and restated with shareholder approval in June 2023 and amended and restated again in December 2025 solely to give effect to the Stock Split. The proposed Restated 2021 Plan was approved by our Board and our Compensation Committee in February 2026, and,
subject to shareholder approval, will become effective on the date of our Annual Meeting. The Restated 2021 Plan will terminate 10 years after April 16, 2021, the date the 2021 Plan was originally approved by our Board. The purpose of the
Restated 2021 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to our success.

110
PROPOSAL 5: APPROVAL OF AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
Eligibility
Employees, officers, directors and consultants of the Company or any parent, subsidiary or affiliate of the Company are eligible to receive awards. As of February 28, 2026, our six executive officers, approximately 29,500 other employees, eight non-employee directors and all consultants were eligible to participate in the Restated 2021 Plan. The Company's current practice is generally not to grant equity awards to consultants except in certain limited cases. In fiscal 2026, no consultants received equity awards under the 2021 Plan.
Administration
The Restated 2021 Plan is administered by the Compensation Committee, all of the members of which are non-employee directors under applicable federal securities laws and outside directors as defined under applicable federal tax laws. The
Compensation Committee acts as the plan administrator and has the authority to construe and interpret the plan, grant awards, determine the terms and conditions of awards and make all other determinations necessary or advisable for the administration of the plan (subject to the limitations set forth in the Restated 2021 Plan). However, our Board establishes the terms for the awards granted to non-employee directors as discussed above under “Director Compensation.”
Share Reserve
As of February 28, 2026, there were 16,093,157 shares available for future awards under the 2021 Plan. If shareholders approve the Restated 2021 Plan, the share reserve will increase by 38,000,000 shares of our common stock, and the cumulative aggregate share authorization under the Restated 2021 Plan will increase to 98,181,895 shares, of which
54,093,157 shares will be available for future awards.
Shares under awards that are forfeited, repurchased at the original issue price, expired, lapsed or otherwise terminated without such shares being issued or which are surrendered pursuant to an exchange program, will again become available for issuance under the Restated 2021 Plan.
Shares tendered or withheld to pay either the exercise price of an award or the withholding taxes due upon the exercise or settlement of an award shall reduce the number of shares available for issuance under the Restated 2021 Plan and shall not be returned to the shares authorized for grant under the Restated 2021 Plan. To the extent an award under the
Restated 2021 Plan is paid out in cash rather than shares, such cash payment will result in reducing the number of shares available for issuance under the Restated 2021 Plan.
Shares that otherwise become available for grant and issuance shall not include shares subject to awards that initially became available because of the Company’s substitution or assumption of awards granted by another company in connection with an acquisition of such company, or otherwise, as permitted under the Restated 2021 Plan.
Equitable Adjustments
As is typical in equity plans, in the event of a change in our common stock via a stock dividend, extraordinary dividend or distribution (other than a regular cash dividend), recapitalization, stock split, consolidation, reclassification, spin-off, or similar change in the capital structure of the Company without consideration, proportionate adjustments will be made to the number and class of shares reserved for issuance and future awards under the Restated 2021 Plan (including the maximum number and class of ISOs (as defined below)), the applicable exercise prices of and number and class of shares subject to outstanding awards, subject to any required action by the Board or the shareholders of the Company.
Equity Awards
The Restated 2021 Plan will permit us to grant the following types of awards:
Stock Options. The Restated 2021 Plan provides for the grant of Incentive Stock Options (“ISOs”) and Non-qualified
Stock Options (“NQSOs”). ISOs may be granted only to our employees or employees of our parent, subsidiaries and affiliates. NQSOs may be granted to eligible employees, consultants and directors or any of our parent, subsidiaries or affiliates. The Restated 2021 Plan permits the issuance of no more than 150,000,000 shares pursuant to the grant of ISOs under the Restated 2021 Plan. The Compensation Committee determines the terms of each option award, provided that
ISOs are subject to statutory limitations. The Compensation Committee also determines the exercise price for a stock option, provided that the exercise price of an option may not be less than the fair market value of our common stock on the date of grant (with certain additional requirements for certain ISOs).

2026 PROXY STATEMENT	111
PROPOSAL 5: APPROVAL OF AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
Options granted under the Restated 2021 Plan vest at the rate and/or subject to performance requirements specified by the Compensation Committee and such vesting schedule is set forth in the stock option agreement to which such stock option grant relates. The Compensation Committee determines the term of stock options granted under the Restated 2021
Plan, up to a term of 10 years (with certain additional requirements for certain ISOs).
After the option holder ceases to provide services to us, he or she is able to exercise his or her vested option for the period of time stated in the stock option agreement to which such option relates. Generally, the vested option will remain exercisable for three months after an optionee’s cessation of service, except in the case of termination due to death, disability or termination for cause. An option may not be exercised later than its expiration date.
Restricted Stock Units. RSUs represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of such right due to termination of employment or failure to achieve specified performance goals (in the case of PRSUs). If the RSUs have not been forfeited, then on the date specified in the award agreement we will deliver to the holder of the RSUs shares of our common stock, cash or a combination of our common stock and cash as specified in the applicable award agreement.
Restricted Stock Awards. A restricted stock award is an offer by us to sell shares of our common stock subject to restrictions that the Compensation Committee may impose. These restrictions may be based on completion of a specified period of service with us or upon the achievement of performance goals during a performance period. The Compensation
Committee determines the price of a restricted stock award. Unless otherwise set forth in the award agreement, vesting will cease on the date the participant no longer provides services to us, and at that time unvested shares will be forfeited to us or subject to repurchase by us.
Stock Bonus Awards. A stock bonus is an award of shares of our common stock for past or future services to us. Stock bonuses can be granted as additional compensation for performance and, therefore, are not issued in exchange for cash.
The Compensation Committee determines the number of shares to be issued as a stock bonus and any restrictions on those shares. These restrictions may be based on completion of a specified period of service with us or upon the achievement of performance goals during a performance period. Unless otherwise set forth in the award agreement, vesting ceases on the date the participant no longer provides services to us, and at that time unvested shares will be forfeited to us or are subject to repurchase by us.
Stock Appreciation Rights. Stock appreciation rights provide for a payment, or payments, in cash or shares of our common stock to the holder based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price of the stock appreciation right. Stock appreciation rights may vest based on time or achievement of performance goals.
Performance Awards. A performance award is an award of a cash bonus or a bonus denominated in shares or units that is subject to certain performance factors as determined by the Compensation Committee. The award of performance shares may be settled in cash or by issuance of those shares (which may consist of restricted stock). These awards are subject to forfeiture because of termination of employment or failure to achieve the performance conditions.
Performance Factors
The Compensation Committee may establish performance goals from the performance criteria set forth in the Restated
2021 Plan, which include, but are not limited to, factors such as subscription revenues; net new annual contract value revenue; operating margin; total shareholder return or relative total shareholder return; the Company’s stock price; growth in shareholder value relative to a pre-determined index; cash flow (including free cash flow or operating cash flows) or cash flow margins; individual confidential business objectives; attainment of objective operating goals and metrics; and
any other metric that is capable of measurement as determined by the Compensation Committee. The Compensation
Committee may provide for one or more equitable adjustments to the performance criteria to preserve the Compensation
Committee’s original intent regarding such criteria at the time of the initial award grant, such as, but not limited to, adjustments in recognition of unusual or non-recurring items such as acquisition related activities or changes in applicable accounting rules.

112
PROPOSAL 5: APPROVAL OF AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
Shareholder Approval Required for Repricing, Exchange
and Buyout
The Compensation Committee may not, without the approval of our shareholders, (i) reprice any Options or SARs, (ii)
lower the exercise price per share of any award after it is granted or (iii) cancel any award when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award.
Insider Trading; Clawback Policy
Each participant who receives an award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by employees, officers and/or directors of the Company such as our insider trading policy and clawback policy. Additionally, all awards will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of the participant’s employment or other service with the Company, and in addition to any other remedies available under such policy and applicable law, the Company may require the cancellation of outstanding awards and the recoupment of any gains realized with respect to awards.
Restrictions on Dividends and Dividend Equivalents
A participant will have no right to payment of stock dividends or stock distributions with respect to unvested shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such unvested shares become vested shares and are no longer subject to restrictions and risk of forfeiture.
Change in Control
If we undergo a Corporate Transaction (as defined in the Restated 2021 Plan), the Restated 2021 Plan provides that outstanding awards may be assumed, converted, replaced or substituted by the successor or acquiring entity, or by a parent or subsidiary of the successor or acquiring entity, for substantially equivalent awards (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate
Transaction), in each case after taking into account appropriate adjustments to the exercise price and the number and nature of shares subject to such awards as may be necessary or desirable under applicable law and the Code. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards pursuant to a Corporate Transaction, then such awards shall have their vesting accelerate as to all shares subject to such award
(and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction, with the acceleration of performance awards based on actual performance through the date of the Corporate Transaction (unless provided otherwise in the applicable award agreement or as determined by the Board or a committee thereof), and then such awards will terminate.
Awards need not be treated similarly in a Corporate Transaction and treatment may vary from award to award and/or from participant to participant.
In the event of a Corporate Transaction, the vesting of all awards granted to our non-employee directors will accelerate and such awards will become exercisable (as applicable) in full upon the consummation of such event at such times and on such conditions as the Compensation Committee determines.
Foreign Award Recipients
In order to comply with the laws in other countries in which the Company and its subsidiaries and affiliates operate or have employees or other individuals eligible for awards, the Compensation Committee will have the power and authority to modify the terms and conditions of any award granted to individuals outside the United States to comply with applicable foreign laws, establish subplans and modify exercise procedures and other terms and procedures, and take any action that the Compensation Committee determines to be necessary or advisable to comply with any local governmental regulatory exemptions or approvals.

2026 PROXY STATEMENT	113
PROPOSAL 5: APPROVAL OF AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
Transferability of Awards
Unless the Compensation Committee provides otherwise, the Restated 2021 Plan does not allow for the transfer of awards, other than by will or the laws of descent and distribution, and generally only the recipient of an award may exercise it during his or her lifetime.
Grants to Non-Employee Directors
Non-employee directors are eligible to receive any type of award offered under the Restated 2021 Plan except ISOs. No non-employee director may receive awards under the Restated 2021 Plan that, when combined with cash compensation received for service as a non-employee director, exceeds $750,000 in value in any calendar year. Awards under the
Restated 2021 Plan may be granted to non-employee directors, may be automatically made pursuant to a policy adopted by the Board, or made from time to time as determined in the discretion of the Board.
Amendment and Termination
The Board is permitted to amend or terminate the Restated 2021 Plan at any time, subject to shareholder approval where required. In addition, no amendment that is detrimental to a participant in the Restated 2021 Plan may be made to an outstanding award without the consent of the affected participant unless such termination or amendment is necessary to comply with applicable law, regulation or rule. Provided the Restated 2021 Plan is approved by our shareholders at the
Annual Meeting, and unless terminated earlier in accordance with its terms, the Restated 2021 Plan will terminate 10 years from April 16, 2021, the date the 2021 Plan was originally adopted by the Board.
Federal Income Tax Consequences
The following is a general summary under current law of certain U.S. federal income tax consequences to participants who are citizens or individual residents of the United States relating to the types of equity awards that may be granted under the Restated 2021 Plan. This summary deals with the general tax principles and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed.
Nonqualified Stock Options, Stock Appreciation Rights. A recipient of an NSO or stock appreciation right will not recognize taxable income upon the grant of those awards. However, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized on a subsequent disposition of the shares of common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.
Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option will generally result in any taxable income to the recipient, except that the alternative minimum tax may apply at the time of exercise. The recipient will recognize a capital gain or loss on a later sale or other disposition of such shares provided he or she does not dispose of such shares within two years from the date the option was granted or within one year after the shares were acquired by the recipient. If the shares are not held for the holding period described above, the recipient will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price or (ii) the difference between the sales price and the exercise price. Any gain or loss recognized on a subsequent disposition of the shares of common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.
Restricted Stock Units. A holder of RSUs does not recognize taxable income when the RSUs are granted. The recipient of the award generally will recognize ordinary income in each year in which the units vest in an amount equal to the fair market value of the shares of common stock received. Any gain or loss recognized on a subsequent disposition of the shares of common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.
Other Awards. The grant of Restricted Stock Awards, Stock Bonus Awards and Performance Shares generally will not be a taxable event. Generally, the recipient will recognize ordinary income equal to the excess of the fair market value over the price paid, if any, in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture (unless, with respect to an award of restricted stock, the recipient elects to accelerate recognition as of the date of grant).

114
PROPOSAL 5: APPROVAL OF AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Section 162(m) of the Code and the relevant income tax regulations. Section 162(m) places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. We may from time to time pay compensation to our executives that may not be deductible if the Compensation Committee believes that doing so is in the best interests of our shareholders.
ERISA Information. The Restated 2021 Plan is not subject to the provisions of the Employee Retirement Income Security
Act of 1974, as amended.
New Plan Benefits
Our named executive officers and members of our Board have an interest in this proposal by virtue of them being eligible to receive equity awards under the Restated 2021 Plan.
No awards have been made under the Restated 2021 Plan, and no awards have been granted that are contingent on the approval of the Restated 2021 Plan. Awards under the Restated 2021 Plan will be made at the discretion of the
Compensation Committee or the Board. Therefore, the benefits and amounts that will be received or allocated under the
Restated 2021 Plan in the future are not determinable at this time.
Currently, our non-employee directors are entitled to receive cash and equity compensation for their service as directors as described above under “Director Compensation.”
Historical Plan Benefits Table
From the inception of the 2021 Plan through February 28, 2026, our named executive officers, current executive officers as a group, current non-employee directors as a group, and employees (excluding executive officers and directors) as a group have been granted equity awards under the 2021 Plan, excluding shares underlying options or awards that were granted under the 2021 Plan, but expired unexercised or were canceled, as follows:

Name and Position	Number of Options and RSUs Granted(1)
William R. McDermott, Chairman and Chief Executive Officer	4,248,530
Gina Mastantuono, President and Chief Financial Officer	893,231
Jacqueline Canney, Chief People and AI Enablement Officer	620,737
Paul Fipps, President, Global Customer Operations	317,491
Amit Zavery, President, Chief Product Officer and Chief Operating Officer	461,683
Paul Smith, Former President of Global Customer and Field Operations	763,335
All current executive officers as a group (6 persons)	6,693,658
All current non-employee directors as a group (8 persons)	107,275
Each nominee for election as director (9 persons)	4,342,245
Each associate of any such directors, executive officers or nominees	—
Each other person who received or is to receive 5 percent of such options, warrants or rights	—
All current employees, including all current officers who are not executive officers, as a group	71,495,183
(1)Includes granted time-based awards and earned performance-based awards.
Additional information about outstanding grants under the 2021 Plan can be found in the section entitled “Equity
Compensation Plan Information” above.

2026 PROXY STATEMENT	115
PROPOSAL 5: APPROVAL OF AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
Registration with the SEC
Subject to shareholder approval of the Restated 2021 Plan, we intend to file with the SEC a registration statement on
Form S-8 covering the additional shares reserved for issuance under the Restated 2021 Plan.

Vote Required

The approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote on this proposal that are voted “FOR” or “AGAINST”
this proposal. Abstentions and broker non-votes will have no effect on the approval of this proposal.
The Board recommends a vote “FOR” the approval of the amended and restated 2021 Equity Incentive Plan

116
Proposal 6
Shareholder Proposal Regarding
Shareholder Right to Act by
Written Consent

The Board recommends a vote “AGAINST” this proposal.
ServiceNow has been advised that John Chevedden, at 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, intends to submit the following proposal at the Annual Meeting. The “FOR” graphic below, which was submitted by Mr. Chevedden as part of his proposal, is not a recommendation by the Board.
Proposal 6 – Shareholder Right to Act by Written Consent
Shareholders request that the board of directors take the necessary steps to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting (without any unnecessary restriction based on length of stock ownership or the method by which shareholders hold their shares). This includes shareholder ability to initiate any appropriate topic for written consent.
ServiceNow (NOW) shareholders have a particular need for the right to act by written consent because it is considerably more difficult than necessary for NOW shareholders to call for a special shareholder meeting.
Shareholders acting by written consent and calling for a special shareholder meeting are 2 means that shareholders of a company can use to put forth a proposal on a timely basis without waiting for the annual shareholder meeting.
Delaware law considers it reasonable for 10% of shareholders to call for a special shareholder meeting — yet NOW made the threshold 15% of shareholders based on all shares outstanding and then excluded all NOW shares that were not long-
term shares, which excludes the NOW shares most likely to call for a special shareholder meeting.
Acting by written consent is hardly ever used by shareholders but the main point of having a right to act by written consent is that it gives shareholders greater standing to engage effectively with management when NOW underperforms.
The following challenging 2025 news reports on NOW make it more important to adopt this proposal without delay:
NOW stock fell by over 10% through much of 2025 and was down 12% to 16% year-to-date by November, significantly underperforming the Nasdaq and the broader tech sector, which saw substantial gains.
In early 2025, NOW issued a 2025 subscription revenue forecast that fell short of analyst expectations, leading to a significant stock drop. This was attributed to a slower-than-expected short-term sales bump from AI and unfavorable foreign exchange (forex) impacts.
The projected subscription revenue growth rate for 2025 (around 19.5-20% on a non-GAAP constant currency basis) was slower than the 23% growth rate seen in 2024, which concerned shareholders.
The stock's high valuation (trading at a premium P/E ratio) made investors nervous and contributed to the "risk-off"
attitude seen in late 2025, with concerns about potential multiple contractions.
NOW's performance was also impacted by general macroeconomic challenges and tariff-related uncertainties throughout the year.
Increased competition from major players like Oracle and Salesforce, with Salesforce announcing a focus on the IT service management area, poses a long-term risk.
NOW insiders were selling shares, sending a cautionary message.
Please vote yes:
Shareholder Right to Act by Written Consent — Proposal 6

2026 PROXY STATEMENT	117
PROPOSAL 6: SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER RIGHT TO ACT BY
WRITTEN CONSENT

Statement of the Board of Directors

The Board recommends a vote “AGAINST” this proposal.
The Board has considered the shareholder proposal and determined that its adoption is unnecessary and not in the best interests of ServiceNow or our shareholders. As discussed further below, the Board believes that a written consent right is unnecessary given the ability of our shareholders holding 15% or more of our outstanding shares for at least one year to call special meetings of shareholders. This proposal, if adopted, could disenfranchise shareholders and may deprive them of their rights, while enabling other short-term or special interest investors to approve proposals that are not in the best interest of all shareholders. In addition, the Board believes that our overall corporate governance reflects current best practices and provides shareholders with meaningful rights to communicate their views and ensure Board accountability and responsiveness to shareholders.
The Board believes that matters requiring shareholder approval should be presented to, and voted on, by shareholders at a meeting where all shareholders can participate. Our governing documents require that actions subject to a shareholder vote be considered at a meeting of shareholders. This requirement ensures that all shareholders receive advance notice of the proposed action and have an opportunity to discuss it and consider all points of view. In contrast, the proposal would allow one group of shareholders to approve and adopt critical actions relating to ServiceNow without notice to other shareholders and without an opportunity for discussion at a shareholder meeting. Action by written consent can occur with little or no advance notice to ServiceNow, other shareholders or the market. As a result, the Board may not have a meaningful opportunity to consider the merits of the proposed action, to consider alternative courses of action or to communicate its views to shareholders.
The Board believes that the current right of holders of 15% of our shares for at least one year to request a special meeting of shareholders is preferable to a written consent right. In 2021, our Board and shareholders approved an amendment to our Restated Certificate of Incorporation to allow one or more shareholders of record holding at least 15%
of our outstanding shares of common stock for at least one year to call a special meeting of shareholders. The Board believes that the current special meeting right strikes an appropriate balance by ensuring that shareholders have a meaningful right to call a special meeting to act on extraordinary, pressing events, while also protecting ServiceNow and its broader shareholder base against narrow and short-term interests. A special meeting right set at an appropriate threshold is preferable to action by written consent because a meeting allows all shareholders to participate in, and discuss the merits of, a proposed action, and allows the Board to make a thoughtful recommendation about the action. As a result, a strong shareholder special meeting right, as ServiceNow currently has, is better suited to a culture of transparency and good corporate governance. The Board believes that having a special meeting right at a 15% ownership threshold strikes the right balance for ServiceNow and our shareholders, as it is a low enough threshold to provide a meaningful right for shareholders to act between annual meetings, yet high enough to prevent a single shareholder (or small group of shareholders) from acting without broad shareholder support.
ServiceNow is committed to strong and effective corporate governance practices and has a demonstrated commitment to shareholder engagement, which promotes accountability. The Board has evaluated this proposal in the context of our corporate governance policies that reflect ServiceNow’s commitment to best practices with respect to accountability and responsiveness to our shareholders. The Board finds the written consent right to be unnecessary as
ServiceNow provides its shareholders with sufficient opportunities to express their views on ServiceNow’s governance.
These opportunities include:
•Annual election of directors. ServiceNow directors are elected annually and shareholders can remove directors with or without cause.
•Majority voting standard. ServiceNow has a majority voting standard for the election of directors in uncontested elections.
•”Proxy access” right to nominate directors. ServiceNow shareholders have proxy access rights to nominate directors for election to be included in the proxy statement.
•Majority independent board. Six out of nine directors nominated for election to the Board are independent.
•Independent committees. All ServiceNow Board committees are comprised entirely of independent directors.

118
PROPOSAL 6: SHAREHOLDER PROPOSAL REGARDING SHAREHOLDER RIGHT TO ACT BY
WRITTEN CONSENT
•No Supermajority Voting Provisions: In response to shareholder feedback, at the 2025 annual shareholders meeting, the Board and shareholders approved amendments to our Restated Certificate of Incorporation which eliminated any supermajority voting provisions.
•Annual “Say On Pay” Advisory Vote. ServiceNow holds an annual advisory vote on executive compensation – and is recommending that shareholders support a “one year” frequency for future such votes in Proposal 3 – to allow shareholders the opportunity to express their views on executive compensation.
•Active Shareholder Engagement Program. ServiceNow actively engages with shareholders throughout the year, including twice a year to solicit feedback on board and governance matters.
In light of our existing right of shareholders to call special meetings with a 15% ownership threshold, as well as the
Board’s continuing commitment to effective corporate governance, the Board believes that the written consent right proposal is unnecessary and not in the best interests of ServiceNow and its shareholders.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote on the proposal that are voted “FOR” or “AGAINST” this proposal.
Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote. The vote is an advisory vote, and therefore not binding.
The Board recommends a vote “AGAINST” this proposal.

2026 PROXY STATEMENT	119
Annual Meeting General Information
We are soliciting the accompanying proxy on behalf of the board of directors of ServiceNow, Inc. for use at our  Annual
Meeting on Thursday, May 21, 2026, at 10:00 a.m. Pacific Time to be conducted via live webcast at
www.virtualshareholdermeeting.com/NOW2026.
The information provided in the “question and answer” format below is for your convenience and is only a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully.
What matters will be voted on at the Annual Meeting?
The following items will be voted on at the Annual Meeting:
•The election of nine directors, each to serve until the next annual meeting and until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal;
•A non-binding advisory vote on a resolution to approve the compensation of our named executive officers
(commonly referred to as “say on pay”);
•A non-binding advisory vote on the frequency of future advisory votes on executive compensation;
•The ratification of the appointment of PwC as our independent registered public accounting firm for the year ending
December 31, 2026;
•To approve our Amended and Restated 2021 Equity Incentive Plan to increase the number of shares reserved for issuance;
•Shareholder proposal regarding shareholder right to act by written consent, if properly presented; and
•Any other business that may properly come before the Annual Meeting.
What are the voting recommendations of our Board of Directors?
Our Board recommends that you vote:
•“FOR” the election of each of William R. McDermott, Susan L. Bostrom, Teresa Briggs, Paul E. Chamberlain, Lawrence
J. Jackson, Jr., Frederic B. Luddy, Joseph “Larry” Quinlan, Anita M. Sands and Eric S. Yuan as directors, each to serve until the next annual meeting and until his or her successor is elected and qualified or his or her earlier death, resignation or removal;
•“FOR” the approval, on an advisory and non-binding basis, of the compensation of our named executive officers
(commonly referred to as “say on pay”);
• “ONE YEAR” for the frequency of future advisory votes on executive compensation;
•“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the year ending December 31, 2026;
•“FOR” the approval of our Amended and Restated 2021 Equity Incentive Plan to increase the number of shares reserved for issuance; and
•“AGAINST” the shareholder proposal regarding shareholder right to act by written consent.
If any other items of business or other matters are properly brought before the Annual Meeting and you have not given us prior instruction on how to vote your shares, your proxy gives authority to the persons named on the proxy card to vote those shares with respect to those other items of business or other matters. In these scenarios, the persons named on the proxy card intend to vote the proxy in accordance with their best judgment. We are not currently aware of any other matters that may properly be presented for action at the Annual Meeting.

120
ANNUAL MEETING GENERAL INFORMATION
Where can I access the proxy materials?
Under rules adopted by the SEC, we are furnishing proxy materials to our shareholders on the Internet instead of mailing printed copies of those materials to each shareholder. However, on or about April 6, 2026, we expect to mail to our shareholders a Notice Regarding Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access our proxy materials, including this Proxy Statement and our 2025 Annual Report to shareholders.
The Notice of Internet Availability also provides instructions on how to vote over the Internet, by telephone and by mail and includes instructions on how to receive a paper copy of the proxy materials by mail or an electronic copy of the proxy materials by email.
This process is designed to reduce our environmental impact and lowers the costs of printing and distributing our proxy materials without adversely impacting your timely access to this important information. If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.
What is the record date?
Only holders of record of our common stock at the close of business on March 23, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 1,036,156,701 shares of common stock outstanding and entitled to vote. No shares of preferred stock were outstanding as of such date.
What is a quorum?
The holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting as of the close of business on the Record Date must be present or represented by proxy at the Annual Meeting to constitute a quorum to hold the meeting and conduct business. Both abstentions and broker non-votes (described below) are counted for the purpose of determining a quorum. If a quorum is not obtained, the chairperson of the Annual Meeting or the holders of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting may adjourn the Annual
Meeting to a later date.
Who is entitled to vote?
Shareholder of Record. If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the shareholder of record with respect to those shares. As a shareholder of record, you may vote online at the Annual Meeting, by telephone, over the Internet or by filling out and returning the proxy card.
Beneficial Owner. If, at the close of business on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee on your behalf, then you are considered to be the “beneficial owner” of shares. In the system of record used for identifying shareholders, those shares will be reported as being held by the nominee (e.g., your brokerage firm). We refer to those shares as being held in “street name.” As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account by following the voting instructions that your nominee provides. The nominee that holds your shares is considered the shareholder of record for purposes of voting at the
Annual Meeting. Because you are not the shareholder of record in that case, you may vote your shares online at the
Annual Meeting only by following the instructions from your brokerage firm, bank or other nominee.
How many votes do I have?
Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on the Record Date. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the shareholder of record and (ii) shares held for you as the beneficial owner in street name through a brokerage firm, bank or other nominee.

2026 PROXY STATEMENT	121
ANNUAL MEETING GENERAL INFORMATION
Why are you holding a virtual meeting and how can I attend?
We believe hosting our Annual Meeting virtually expands access and enables improved communication by allowing shareholders to participate from any location. Digital transformation of experiences such as our Annual Meeting allow shareholders to gather safely and conveniently, without the need for travel. We have designed our virtual format to expand, rather than reduce, shareholder access, participation and communication. Shareholders will be able to attend our
Annual Meeting, vote and submit questions online from virtually any location around the world.
We do not place restrictions on the type or form of questions that you may ask; however, we ask that you be respectful, and we reserve the right to edit profanity or other inappropriate language for publication. During the live Q&A portion of the
Annual Meeting, we will answer questions as they come in and address those asked in advance, as time permits. We have committed to publishing and answering each question received on the Investor Relations section of our website, which can be found at investors.servicenow.com, following the Annual Meeting. A replay of the Annual Meeting will be publicly available 24 hours after the Annual Meeting at www.virtualshareholdermeeting.com/NOW2026. Our virtual Annual
Meeting website contains instructions for addressing technical and logistical issues related to accessing the virtual Annual
Meeting and accessing technical support to assist a shareholder who encounters any difficulties accessing the virtual
Annual Meeting.
To participate in our virtual Annual Meeting, including to vote and ask questions, visit
www.virtualshareholdermeeting.com/NOW2026 and enter your 16-digit control number included in the Notice of Internet
Availability, on your proxy card or in the instructions that accompanied your proxy materials.
How do I vote?
Shareholders of Record. If you are a shareholder of record, you may vote in one of the following ways:
•You may vote by telephone or over the Internet. To vote by telephone or over the Internet, follow the instructions provided in the Notice of Internet Availability or proxy card. If you vote by telephone or over the Internet, you do not need to return a proxy card by mail.
•You may vote by mail. If you request or receive a proxy card, simply sign and date the proxy card and return it in the envelope provided.
•You may vote online at the Annual Meeting website. If you plan to attend the Annual Meeting, you may vote online at the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/NOW2026. Please have your 16-digit control number to join the Annual Meeting.
Votes submitted by telephone, over the Internet or by mail must be received by 8:59 p.m., Pacific Time, on May 20, 2026.
Submitting your proxy (whether by telephone, over the Internet or by mail if you request or receive a proxy card) will not affect your right to vote online at the Annual Meeting should you decide to attend.
Beneficial Owners. If you are the beneficial owner of shares held of record by a brokerage firm, bank or other nominee
(as described above in the question “Who is entitled to vote?”), you will receive voting instructions from your nominee.
You must follow the voting instructions provided by your nominee to instruct your nominee how to vote your shares.
The availability of Internet and telephone voting options will depend on the voting process of your brokerage firm, bank or other nominee. As discussed above, you may vote your shares online at the Annual Meeting only by following the instructions from your brokerage firm, bank or other nominee.
What are abstentions and broker non-votes, and what are their effects? How many votes are needed to approve each matter?
Abstentions. An abstention represents a shareholder’s affirmative choice to decline to vote on a proposal. If a shareholder indicates that it wishes to abstain from voting its shares, or if a brokerage firm, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for such shares, the shares still will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence of a quorum.

122
ANNUAL MEETING GENERAL INFORMATION
Broker Non-Votes. A broker non-vote occurs when shares held by a brokerage firm, bank or other nominee holding shares for a beneficial owner are not voted on a proposal because (i) the brokerage firm, bank or other nominee has not received voting instructions from the shareholder who beneficially owns the shares and (ii) the brokerage firm or other nominee lacks the authority to vote the shares in the brokerage firm’s discretion. Under the rules of the NYSE, brokerage firms, banks and other nominees do not have discretionary authority to vote shares with respect to
Proposal No. 1 (election of directors), Proposal No. 2 (compensation of named executive officers), Proposal No. 3
(frequency of future advisory votes on executive compensation), Proposal No. 5 (approval of the Amended and Restated
2021 Equity Incentive Plan), or Proposal No. 6 (shareholder proposal regarding shareholder right to act by written consent) but do have discretionary authority to vote shares with respect to Proposal No. 4 (ratification of the appointment of the independent registered public accounting firm). This means that, for example, if you hold your shares at a brokerage firm and do not instruct your broker on how to vote your shares, the broker will not vote your shares on
Proposal Nos. 1, 2, 3, 5 and 6 but may vote your shares for Proposal No. 4. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting and will make a quorum more readily attainable.

Proposal	Votes Required for Approval	How May You Vote?	Will “Broker Non-Votes” Impact the Outcome?	Will “Abstentions” Impact the Outcome?(1)

PROPOSAL NO. 1	Votes cast “For” such nominee exceed the votes cast “Against” such nominee(2)	“For,” “Against” or “Abstain” with respect to each nominee	No	No

Election of Directors

PROPOSAL NO. 2	Majority of votes cast “For” or “Against”	“For,” “Against” or “Abstain”	No	No

Advisory Vote to Approve the Compensation of our Named Executive Officers(3)

PROPOSAL NO. 3	Frequency receiving greatest number of votes cast	“One Year,” “Two Years,” “Three Years,” or “Abstain”	No	No

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation(4)

PROPOSAL NO. 4	Majority of votes cast “For” or “Against”	“For,” “Against” or “Abstain”	Not applicable as brokers generally have discretion to vote uninstructed shares on this proposal	No

Ratification of the Appointment of PricewaterhouseCoopers LLP

PROPOSAL NO. 5	Majority of votes cast “For” or “Against”	“For,” “Against” or “Abstain”	No	No

Approval of Amended and Restated 2021 Equity Incentive Plan

PROPOSAL NO. 6	Majority of votes cast “For” or “Against”	“For,” “Against” or “Abstain”	No	No

Shareholder Proposal Regarding Shareholder Right to Act by Written Consent

(1)Abstentions do not impact the outcome of the vote but are counted for purposes of determining quorum.

2026 PROXY STATEMENT	123
ANNUAL MEETING GENERAL INFORMATION
(2)Our Bylaws provide that in any uncontested election, a director nominee shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Under our Corporate Governance Guidelines, if a current director fails to receive the required vote for re-election, the director will tender his or her resignation and our Board will decide whether to accept the resignation.
(3)This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and procedures described in this Proxy Statement. As an advisory vote, this proposal is not binding. However, our
Board and Compensation Committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.
(4)As an advisory vote, this proposal is not binding. However, our Board will consider the outcome of the vote on the frequency of future advisory votes on executive compensation when determining how often to submit executive compensation to an advisory vote of stockholders.
Who will pay for the expense of soliciting proxies?
The expense of soliciting proxies will be paid by the Company. Following the original mailing of the soliciting materials, the
Company and its agents may solicit proxies by mail, electronic mail, telephone, by other similar means or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail or otherwise. Following the original mailing of the proxy materials, the Company will request brokerage firms, banks or other nominees to forward copies of the proxy materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote over the
Internet, you are responsible for any Internet access charges you may incur. We do not currently plan to retain a proxy solicitor to assist in the solicitation of proxies.
Can I revoke my proxy or change my vote?
Shareholders of Record. If you are a shareholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:
•delivering to the Corporate Secretary of the Company a written notice stating that the proxy is revoked;
•signing, dating and delivering a proxy bearing a later date;
•voting again by telephone or over the Internet; or
•virtually attending and voting online at the Annual Meeting (although attendance at the meeting will not, by itself, revoke a proxy).
Beneficial Owners. If you are a beneficial owner (as described above in the question “Who is entitled to vote?”), you must contact the brokerage firm, bank or other nominee holding your shares and follow its instructions to change your vote or revoke your proxy.
Where can I find the voting results of the Annual Meeting?
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting.
The preliminary voting results will be announced at the Annual Meeting, and the final results will be reported in a Current
Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in a Form 8-K and the final results in an amendment to that report as soon as they become available.

124
Additional Information
Shareholder Proposals to be Presented at
Next Annual Meeting
The Company’s Bylaws provide that, for shareholder nominations to our Board or other proposals to be considered at an annual meeting, shareholders must give timely notice thereof in writing to the Corporate Secretary at ServiceNow, Inc.,
2225 Lawson Lane, Santa Clara, California 95054, Attn: Corporate Secretary.
To be timely for the 2027 Annual Meeting, a shareholder’s notice must be delivered to or mailed and received by our
Corporate Secretary at the principal executive offices of the Company not earlier than 5:00 p.m. Pacific Time on
January 21, 2027, and not later than 5:00 p.m. Pacific Time on February 20, 2027. A shareholder’s notice to the Corporate
Secretary must set forth, as to each matter the shareholder proposes to bring before the Annual Meeting, the information required by our Bylaws. In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 of the
Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than March 22, 2027.
Shareholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at ServiceNow’s
2027 Annual Meeting must be received by the Company not later than December 7, 2026, in order to be considered for inclusion in ServiceNow’s proxy materials for that meeting.
In addition, our Bylaws contain “proxy access” provisions that permit a shareholder or group of shareholders to include director candidates that they intend to nominate in our Annual Meeting Proxy Statement and on our proxy card, provided that the shareholder ownership, notice and other requirements set forth in our Bylaws are satisfied. To be timely for our
2027 Annual Meeting, the required notice under the proxy access provisions of our Bylaws must be received by the
Corporate Secretary at the address set forth above not earlier than 5:00 p.m. Pacific Time on November 7, 2026, and not later than 5:00 p.m. Pacific Time on December 7, 2026.
Available Information
We will mail to any shareholder, without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Investor Relations
ServiceNow, Inc.
2225 Lawson Lane
Santa Clara, California 95054
The Annual Report is also available on the Investor Relations website at investors.servicenow.com. Please help us reduce administrative costs by taking advantage of this method of obtaining our Annual Report.

2026 PROXY STATEMENT	125
ADDITIONAL INFORMATION
“Householding” — Shareholders Sharing the
Same Address
SEC rules permit companies and intermediaries (such as brokers) to implement a delivery procedure called
“householding.” Under this procedure, multiple shareholders who reside at the same address receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless an affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees.
This year, a number of ServiceNow shareholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding”
communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.
Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write to Investor Relations at 2225 Lawson Lane,
Santa Clara, California 95054, Attn: Investor Relations or call (408) 501-8550. Shareholders who hold shares of our common stock in street name may contact their brokerage firm, bank, broker or other nominee to request information about householding.
Any shareholders who share the same address and currently receive multiple copies of the Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other nominee to request information about householding or the Company’s Investor Relations department at the address or telephone number listed above.
Other Matters
We are not currently aware of any other matters that may properly be presented for action at the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may arise and properly come before the Annual
Meeting, however, the proxy holders will vote the proxies on these matters in accordance with their best judgment.

2026 PROXY STATEMENT	A-1
Appendix A
Amended and Restated 2021 Equity
Incentive Plan
1.PURPOSE. The purpose of this Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries, and
Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in
Section 28.
2.SHARES SUBJECT TO THE PLAN.
2.1.Number of Shares Available. Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan, as of the date of adoption of the Plan by the Board, is 98,181,895 Shares.
2.2.Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR, (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price, (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will result in reducing the number of Shares available for issuance under the Plan. In the event that Participant tenders or the Company withholds Shares to pay either the Exercise Price of an Award or the withholding taxes due upon the exercise or settlement of an
Award, (i) the full number of Shares exercised (including such number of Shares used to pay the Exercise Price or withholding taxes) shall reduce the Number of Shares available for issuance under the Plan and (ii) such number of Shares used to pay the Exercise Price or withholding taxes shall not be added to the Shares authorized for grant under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 will not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.
2.3.Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of
Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.
2.4.ISO Limitation. No more than 150,000,000 Shares will be issued pursuant to the exercise of ISOs granted under the Plan.
2.5.Adjustment of Shares. If the number or class of outstanding Shares is changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares, or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in the capital structure of the Company, without consideration, then
(a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section
2.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (c)
the number and class of Shares subject to other outstanding Awards, and (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.4, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws, provided that fractions of a Share will not be issued.
If, by reason of an adjustment pursuant to this Section 2.5, a Participant’s Award Agreement or other agreement related to any Award, or the Shares subject to such Award, covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, will be subject to all of the terms, conditions, and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment.

A-2
APPENDIX A
3.ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants,
Directors, and Non-Employee Directors, provided that such Consultants, Directors, and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.
4.ADMINISTRATION.
4.1.Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms, and conditions of this Plan, and to the direction of the
Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board will establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:
(1)construe and interpret this Plan, any Award Agreement, and any other agreement or document executed pursuant to this Plan;
(2)prescribe, amend, and rescind rules and regulations relating to this Plan or any Award;
(3)select persons to receive Awards;
(4)determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
(5)determine the number of Shares or other consideration subject to Awards;
(6)determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(7)determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the
Company or any Parent, Subsidiary, or Affiliate;
(8)grant waivers of Plan or Award conditions;
(9)determine the vesting, exercisability, and payment of Awards;
(10)correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any
Award Agreement;
(11)determine whether an Award has been vested and/or earned;
(12)determine the terms and conditions of any, and to institute any Exchange Program;
(13)reduce or modify any criteria with respect to Performance Factors;
(14)adjust Performance Factors to take into account changes in law and accounting or tax rules as the
Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships;
(15)adopt terms and conditions, rules, and/or procedures (including the adoption of any subplan under this
Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States;
(16)exercise discretion with respect to Performance Awards;
(17)make all other determinations necessary or advisable for the administration of this Plan; and
(18)delegate any of the foregoing to a subcommittee or to one or more executive officers pursuant to a specific delegation as permitted by applicable law, including but not limited to Section 157(c) of the
Delaware General Corporation Law.
4.2.Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the

2026 PROXY STATEMENT	A-3
APPENDIX A
Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review.
The resolution of such a dispute by the Committee will be final and binding on the Company and the
Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.
4.3.Documentation. The Award Agreement for a given Award, the Plan, and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
4.4.Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company, its Subsidiaries, and Affiliates operate or have
Employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs, and practices; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures to the extent the
Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary); and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals, provided, however, that no action taken under this Section
4.4 will increase the Share limitations contained in Section 2.1 hereof. Notwithstanding the foregoing, the
Committee may not take any actions hereunder, and no Awards will be granted, that would violate the
Exchange Act or any other applicable United States securities law, the Code, or any other applicable United
States governing statute or law.
5.OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable.
The Committee may grant Options to eligible Employees, Consultants, and Directors and will determine whether such
Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options
(“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the
Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.
5.1.Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance
Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length, and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
5.2.Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.
5.3.Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option, provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten
Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
5.4.Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and (b) the Exercise Price of any ISO granted to a Ten
Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the

A-4
APPENDIX A
Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.
5.5.Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the
Plan and at such times and under such conditions as determined by the Committee and set forth in the Award
Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and (b) full payment for the Shares with respect to which the Option is exercised
(together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the
Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the
Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such
Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan.
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
5.6.Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the
Participant’s death or Disability, then the Participant may exercise such Participant’s Options, only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates, no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three
(3) months after the date Participant’s employment terminates deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.
(1)Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the
Participant’s Disability), then the Participant’s Options may be exercised, only to the extent that such
Options would have been exercisable by the Participant on the date Participant’s Service terminates, and must be exercised by the Participant’s legal representative, or authorized assignee no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the
Committee), but in any event no later than the expiration date of the Options.
(2)Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the
Participant’s Options may be exercised, only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates, and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12)
months after the date Participant’s Service terminates (or such shorter time period not less than six (6)
months or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in
Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.
(3)Cause. Unless otherwise determined by the Committee, if the Participant’s Service terminates for
Cause or if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Service)), then Participant’s
Options (whether or not vested) will expire on the date of termination of Participant’s Service or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in an employment agreement, Award
Agreement, or other applicable agreement, Cause will have the meaning set forth in the Plan.

2026 PROXY STATEMENT	A-5
APPENDIX A
5.7.Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.
5.8.Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market
Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the
Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.9.Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.
Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants;
provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.
5.10.No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended, or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
6.RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible
Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
6.1.Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an
Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a
Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the
Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock
Award will terminate, unless the Committee determines otherwise.
6.2.Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the
Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.
6.3.Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the
Committee may impose or are required by law. These restrictions may be based on completion of a specified period of Service with the Company or upon completion of Performance Factors, if any, during any
Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a
Restricted Stock Award, the Committee will: (a) determine the nature, length, and starting date of any
Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the
Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to
Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
6.4.Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

A-6
APPENDIX A
7.STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of
Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary, or Affiliate. All Stock Bonus Awards will be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
7.1.Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the
Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified period of Service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus
Agreement. Prior to the grant of any Stock Bonus Award the Committee will: (a) determine the nature, length, and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the
Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
7.2.Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
7.3.Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
8.STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee,
Consultant, or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by
(b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.
8.1.Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR, (b) the Exercise Price and the time or times during which the SAR may be settled, (c) the consideration to be distributed on settlement of the SAR, and (d) the effect of the
Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the
Committee when the SAR is granted and may not be less than Fair Market Value of the Shares on the date of grant. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
8.2.Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR
Agreement will set forth the expiration date, provided that no SAR will be exercisable after the expiration of ten
(10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
8.3.Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the
Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price, by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.

2026 PROXY STATEMENT	A-7
APPENDIX A
8.4.Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).
9.RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or
Director covering a number of Shares that may be settled by issuance of those Shares (which may consist of
Restricted Stock) or in cash. All RSUs will be made pursuant to an Award Agreement.
9.1.Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU, (b) the time or times during which the RSU may be settled, (c) the consideration to be distributed on settlement, and (d) the effect of the Participant’s termination of Service on each RSU, provided that no RSU will have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance
Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for the RSU; (ii) select from among the Performance Factors to be used to measure the performance, if any;
and (iii) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and
Participants may participate simultaneously with respect to RSUs that are subject to different Performance
Periods and different performance goals and other criteria.
9.2.Form and Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s)
determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
9.3.Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
10.PERFORMANCE AWARDS.
10.1.Types of Performance Awards. A Performance Award is an award to an eligible Employee, Consultant, or
Director that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof. Grants of Performance Awards will be made pursuant to an Award Agreement that cites Section 10 of the Plan.
(a)Performance Shares. The Committee may grant Awards of Performance Shares, designate the
Participants to whom Performance Shares are to be awarded, and determine the number of
Performance Shares and the terms and conditions of each such Award. Performance Shares will consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of
Performance Shares may be adjusted on the basis of such further consideration as the Committee will determine in its sole discretion.
(b)Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units will consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the
Participant by delivery of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.
(c)Cash-Settled Performance Awards. The Committee may also grant cash-based Performance Awards to
Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.

A-8
APPENDIX A
10.2.Terms of Performance Awards. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares, (c) the Performance Factors and
Performance Period that will determine the time and extent to which each Performance Award will be settled,
(d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of
Service on each Performance Award. In establishing Performance Factors and the Performance Period the
Committee will: (i) determine the nature, length, and starting date of any Performance Period; and (ii) select from among the Performance Factors to be used; Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. Prior to settlement the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance
Periods and different performance goals and other criteria.
10.3.Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).
11.PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a)by cancellation of indebtedness of the Company to the Participant;
(b)by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;
(c)by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary;
(d)by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
(e)by any combination of the foregoing; or
(f)by any other method of payment as is permitted by applicable law.
The Committee may limit the availability of any method of payment, to the extent the Committee determines, in its discretion, such limitation is necessary or advisable to comply with applicable law or facilitate the administration of the
Plan. Unless determined otherwise by the Committee, all payments under any of the methods indicated above shall be made in United States dollars.
12.GRANTS TO NON-EMPLOYEE DIRECTORS.
12.1.General. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except
ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board.
12.2.Calendar Year Limitation. No Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceed $750,000 in value (as described below) in any calendar year. The value of Awards for purposes of complying with this maximum will be determined as follows: (a) for Options and SARs, grant date fair value will be calculated using the Black-
Scholes valuation methodology or the Company’s regular valuation methodology for determining the grant date fair value of Options for reporting purposes, and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award as determined by the Committee. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 12.2.
12.3.Eligibility. Awards pursuant to this Section 12 will be granted only to Non-Employee Directors. A Non-Employee
Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

2026 PROXY STATEMENT	A-9
APPENDIX A
12.4.Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards will vest, become exercisable, and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to
Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
12.5.Election to Receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Committee. Such Awards will be issued under the Plan. An election under this Section 12.5 will be filed with the Company on the form prescribed by the Company.
13.WITHHOLDING TAXES.
13.1.Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent,
Subsidiary, or Affiliate, as applicable, employing the Participant an amount sufficient to satisfy applicable U.S.
federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax‑related items (the “Tax-Related Items”) legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of
Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items.
13.2.Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part by
(without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the Tax-Related Items to be withheld, or (d)
withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.
14.TRANSFERABILITY. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted
Transferee.
15.PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
15.1.Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable
Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted
Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends, stock distributions, or dividend equivalent rights with respect to Unvested Shares, and any such dividends, stock distributions or dividend equivalent rights will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares.
15.2.Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a
Participant following such Participant’s termination of Service at any time within three (3) months (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates

A-10
APPENDIX A
and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
16.CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends, and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state, or foreign securities law, or any rules, regulations, and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted, and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.
17.ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the
Participant’s obligation to the Company under the promissory note, provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the
Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the
Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The
Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
18.REPRICING; EXCHANGE AND BUYOUT OF AWARDS. An Exchange Program, including but not limited to any repricing of Options or SARs, is not permitted without prior stockholder approval.
19.SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the
Company will have no liability for any inability or failure to do so.
20.NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the
Company or any Parent, Subsidiary, or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary, or Affiliate to terminate Participant’s employment or other relationship at any time.
21.CORPORATE TRANSACTIONS.
21.1.Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants, provided that the exercise price and the number and nature of shares issuable upon exercise of any Option or SAR, or any Award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as
applicable. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards), provided that the exercise price and the number and nature of shares issuable upon exercise of any Option or SAR, or any Award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.
The successor corporation may also issue, in place of outstanding Shares of the Company held by the
Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

2026 PROXY STATEMENT	A-11
APPENDIX A
In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute
Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards shall have their vesting accelerate as to all shares subject to such Award
(and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction and then such Awards will terminate; for purposes of the foregoing, unless otherwise provided in the applicable Award
Agreement or otherwise determined by the Committee, acceleration of any Performance Award shall be based on actual performance through the date of the Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such
Award will terminate upon the expiration of such period.
The Board shall have full power and authority to assign the Company’s right to repurchase, right to re-acquire and/or forfeiture rights to such successor or acquiring corporation. Awards need not be treated similarly in a
Corporate Transaction and treatment may vary from Award to Award and/or from Participant to Participant.
21.2.Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise
Price. Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.
21.3.Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a
Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such
Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
22.ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.
23.TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from April 16, 2021, which is the date this Plan, prior to its amendment and restatement, was originally adopted by the Board. After this Plan is terminated or expires, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of laws rules).
24.AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan, provided, however, that the Board will not, without the approval of the stockholders of the
Company, amend this Plan in any manner that requires such stockholder approval, provided further that a Participant’s
Award will be governed by the version of this Plan then in effect at the time such Award was granted. No termination or amendment of the Plan will affect any then-outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan or any outstanding Award may adversely affect any then outstanding
Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation, or rule.

A-12
APPENDIX A
25.NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
26.INSIDER TRADING POLICY. Each Participant who receives an Award will comply with any policy adopted by the
Company from time to time covering transactions in the Company’s securities by Employees, officers, and/or
Directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.
27.ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the
Company that is applicable to officers, Employees, Directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
28.DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
28.1.“Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls, or is under common control with, the Company, and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
28.2. “Award” means any award under the Plan, including any Option, Performance Award, Restricted Stock, Stock
Bonus, Stock Appreciation Right, or Restricted Stock Unit.
28.3.“Award Agreement” means, with respect to each Award, the written or electronic agreement between the
Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the
Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
28.4.“Board” means the Board of Directors of the Company.
28.5.“Cause” means (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the
Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate.
Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement, or other applicable agreement with any
Participant, provided that such document supersedes the definition provided in this Section 28.5.
28.6.“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
28.7.“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
28.8.“Common Stock” means the common stock of the Company.
28.9.“Company” means ServiceNow, Inc., a Delaware corporation, or any successor corporation.

2026 PROXY STATEMENT	A-13
APPENDIX A
28.10.“Consultant” means any natural person, including an advisor or independent contractor, engaged by the
Company or a Parent, Subsidiary, or Affiliate to render services to such entity.
28.11.“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule
13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%)
or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii)
the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) any other transaction which qualifies as a “corporate transaction” under Section
424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company
(except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).
Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in
Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.
28.12.“Director” means a member of the Board.
28.13. “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section
22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
28.14.“Effective Date” means the date the Plan is approved by the stockholders of the Company (which shall be within twelve (12) months of the approval of the Plan by the Board).
28.15. “Employee” means any person, including officers and Directors, providing services as an employee to the
Company or any Parent, Subsidiary, or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
28.16.“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
28.17.“Exchange Program” means a program approved by the Company’s stockholders pursuant to which (i)
outstanding Awards are surrendered, cancelled, or exchanged for cash, the same type of Award, or a different
Award (or combination thereof) or (ii) the exercise price of an outstanding Award is reduced.
28.18.“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
28.19.“Fair Market Value” means, as of any date, the value of a Share, determined as follows:
(1)if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common
Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the
Committee deems reliable;
(2)if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(3)by the Board or the Committee in good faith.
28.20. “Insider” means an officer or Director of the Company or any other person whose transactions in the
Company’s Common Stock are subject to Section 16 of the Exchange Act.
28.21. “IRS” means the United States Internal Revenue Service.

A-14
APPENDIX A
28.22.“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent,
Subsidiary, or Affiliate.
28.23.“Option” means an award of an option to purchase Shares pursuant to Section 5.
28.24.“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%)
or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.25.“Participant” means a person who holds an Award under this Plan.
28.26.“Performance Award” means an Award as defined in Section 10 and granted under the Plan.
28.27.“Performance Factors” means any of the factors selected by the Committee and specified in an Award
Agreement, from among the following measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:
(1)profit before tax;
(2)billings;
(3)revenue;
(4)net revenue;
(5)earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation, and amortization);
(6)operating income;
(7)operating margin;
(8)operating profit;
(9)controllable operating profit or net operating profit;
(10)net profit;
(11)gross margin;
(12)operating expenses or operating expenses as a percentage of revenue;
(13)net income;
(14)earnings per share;
(15)total stockholder return or relative total stockholder return;
(16)market share;
(17)return on assets or net assets;
(18)the Company’s stock price;
(19)growth in stockholder value relative to a pre-determined index;
(20)return on equity;
(21)return on invested capital;
(22)cash flow (including free cash flow or operating cash flows) or cash flow margins;
(23)cash conversion cycle;
(24)economic value added;
(25)individual confidential business objectives;
(26)contract awards or backlog;
(27)overhead or other expense reduction;
(28)credit rating;
(29)strategic plan development and implementation;

2026 PROXY STATEMENT	A-15
APPENDIX A
(30)succession plan development and implementation;
(31)improvement in workforce diversity;
(32)customer indicators and/or satisfaction;
(33)new product invention or innovation;
(34)attainment of research and development milestones;
(35)improvements in productivity;
(36)bookings;
(37)attainment of objective operating goals and employee metrics;
(38)sales;
(39)expenses;
(40)balance of cash, cash equivalents, and marketable securities;
(41)completion of an identified special project;
(42)completion of a joint venture or other corporate transaction;
(43)employee satisfaction and/or retention;
(44)research and development expenses;
(45)working capital targets and changes in working capital;
(46)net new annual contract value;
(47)net expansion rate; and
(48)any other metric that is capable of measurement as determined by the Committee.
The Committee may provide for one or more equitable adjustments to the Performance Factors to preserve the
Committee’s original intent regarding the Performance Factors at the time of the initial award grant, such as but not limited to, adjustments in recognition of unusual or non-recurring items such as acquisition related activities or changes in applicable accounting rules. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.
28.28.“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.
28.29.“Performance Share” means an Award as defined in Section 10 and granted under the Plan.
28.30.“Performance Unit” means an Award as defined in Section 10 and granted under the Plan.
28.31.“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than
50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
28.32.“Plan” means this ServiceNow, Inc. Amended and Restated 2021 Equity Incentive Plan.
28.33.“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
28.34.“Restricted Stock Award” means an Award as defined in Section 6 and granted under the Plan, or issued pursuant to the early exercise of an Option.
28.35.“Restricted Stock Unit” means an Award as defined in Section 9 and granted under the Plan.
28.36.“SEC” means the United States Securities and Exchange Commission.
28.37.“Securities Act” means the United States Securities Act of 1933, as amended.

A-16
APPENDIX A
28.38.“Service” will mean service as an Employee, Consultant, Director, or Non-Employee Director, to the Company
or a Parent, Subsidiary, or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. A Participant will not be deemed to have ceased to provide Service in the case of any leave of absence approved by the Company or as so provided pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to Participants in writing; provided that, with respect to an ISO, such leave is for a period of not more than three (3) months or reemployment upon the expiration of such leave is guaranteed by contract or statute. In the case of any Employee on an approved leave of absence, or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-
time to part-time), the Committee may make such provisions respecting suspension or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary, or Affiliate, or during such change in working hours, as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. An employee will have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided, however, that a change in status from an
Employee to a Consultant or Non-Employee Director (or vice versa) will not terminate the Participant’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.
28.39.“Shares” means shares of the Common Stock and the common stock of any successor entity of the Company.
28.40. “Stock Appreciation Right” means an Award defined in Section 8 and granted under the Plan.
28.41.“Stock Bonus” means an Award defined in Section 7 and granted under the Plan.
28.42. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.43.“Treasury Regulations” means regulations promulgated by the United States Treasury Department.
28.44.“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

2026 PROXY STATEMENT	B-1
Appendix B
Statement Regarding Use of Non-GAAP
Financial Measures
This Proxy Statement includes the following non-GAAP financial measures, which should be viewed as additions to, and not substitutes for or superior to, financial measures calculated in accordance with GAAP.
•Income from operations. Our non-GAAP presentation of income from operations measure excludes certain non-cash or non-recurring items, including stock-based compensation expense, amortization of purchased intangibles, legal settlements, impairment of assets, severance costs, contract termination costs, and business combination and other related costs including compensation expense.
•Free cash flow. Free cash flow is defined as net cash provided by operating activities plus cash outflows for legal settlements and business combination and other related costs including compensation expense, reduced by purchases of property and equipment.
•Free cash flow margin. Free cash flow margin is calculated as free cash flow as a percentage of total revenues.
Our presentation of non‑GAAP financial measures may not be comparable to similar measures used by other companies.
We encourage shareholders to carefully consider our GAAP results, as well as our supplemental non‑GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the table below for the reconciliation of GAAP and non‑GAAP results.
GAAP to Non-GAAP Reconciliation (in millions)

	Year ended	Year ended	% Growth
Income from Operations	December 31, 2025	December 31, 2024	Y/Y
GAAP income from operations	1,824	1,364
Stock-based compensation	1,955	1,746
Amortization of purchased intangibles	120	94
Business combination and other related costs	109	33
Impairment of assets	30	—
Severance costs	74	—
Legal settlements	—	17
Contract termination costs	37	—
Non-GAAP income from operations	4,150	3,255	27%

B-2
APPENDIX B

Year ended
Operating Margin	December 31, 2025
GAAP operating margin	13.5%
Stock-based compensation as % of total revenues	14.5%
Amortization of purchased intangibles as % of total revenues	1%
Business combination and other related costs as % of total revenues	1%
Impairment of assets as % of total revenues	—%
Severance costs as % of total revenues	0.5%
Legal settlements as % of total revenues	—%
Contract termination costs as % of total revenues	0.5%
Non-GAAP operating margin	31%

	Year ended	Year ended	% Growth
Free Cash Flow	December 31, 2025	December 31, 2024	Y/Y
GAAP net cash provided by operating activities	5,444	4,267
Purchases of property and equipment	(868)	(852)
Business combination and other related costs	60	23
Cash paid for legal settlements	—	17
Non-GAAP free cash flow	4,636	3,455	34%

Year ended
Free Cash Flow Margin	December 31, 2025
GAAP net cash provided by operating activities as % of total revenues	41%
Purchases of property and equipment as % of total revenues	(6.5)%
Business combination and other related costs as % of total revenues	0.5%
Cash paid for legal settlements as % of total revenues	—%
Non-GAAP free cash flow margin	35%
Numbers rounded for presentation purposes and may not foot.
We believe information regarding the non-GAAP income from operations, non-GAAP operating margin, free cash flow and free cash flow margin is useful to investors because it is an indicator of the strength and performance of our business operations.

ServiceNow, Inc.
2225 Lawson Lane
Santa Clara, CA 95054

servicenow

SERVICENOW, INC.
2225 LAWSON LANE
SANTA CLARA, CA 95054

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Time on May 20, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NOW2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86201-P46473 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SERVICENOW, INC.

The Board of Directors recommends a vote "FOR" each of the Nominees listed in Proposal 1:

1. Election of Directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Susan L. Bostrom	☐	☐	☐
1b. Teresa Briggs	☐	☐	☐
1c. Paul E. Chamberlain	☐	☐	☐
1d. Lawrence J. Jackson, Jr.	☐	☐	☐
1e. Frederic B. Luddy	☐	☐	☐
1f. William R. McDermott	☐	☐	☐
1g. Joseph "Larry" Quinlan	☐	☐	☐
1h. Anita M. Sands	☐	☐	☐
1i. Eric S. Yuan	☐	☐	☐

Management Proposals

The Board of Directors recommends a vote "FOR" Proposal 2.	**For**	**Against**	**Abstain**
2. Advisory vote to approve ServiceNow's named executive officer compensation.	☐	☐	☐

The Board of Directors recommends you vote "1 YEAR" on Proposal 3.	**1 Year**	**2 Years**	**3 Years**	**Abstain**
3. Advisory vote on the frequency of future advisory votes on executive officer compensation.	☐	☐	☐	☐

The Board of Directors recommends a vote "FOR" Proposals 4 and 5.	**For**	**Against**	**Abstain**
4. Ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2026.	☐	☐	☐
5. Amended and Restated 2021 Equity Incentive Plan to increase the number of shares reserved for issuance.	☐	☐	☐

Shareholder Proposal

The Board of Directors recommends a vote "AGAINST" Proposal 6.	**For**	**Against**	**Abstain**
6. Shareholder proposal regarding shareholder right to act by written consent.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

NOTE: The proxies may vote in their discretion upon any and all other matters that may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Shareholders and Proxy Statement and the Annual Report to Shareholders are available at www.proxyvote.com.

V86202-P46473

SERVICENOW, INC.
Annual Shareholders Meeting
May 21, 2026 10:00 AM, Pacific Time
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) William R. McDermott and Gina Mastantuono or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SERVICENOW, INC. that the shareholder(s) is/are entitled to vote at the Annual Shareholders Meeting to be held at 10:00 AM, Pacific Time, on May 21, 2026, at www.virtualshareholdermeeting.com/NOW2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side